FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-206677-16

Wells Fargo Commercial Mortgage Trust 2017-C38 Disclaimer

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (‘‘SEC’’) (SEC File No. 333-206677) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8 a.m. – 5 p.m. EST) or by emailing wfs.cmbs@wellsfargo.com.

Nothing in this document constitutes an offer of securities for sale in any jurisdiction where the offer or sale is not permitted. The information contained herein is preliminary as of the date hereof, supersedes any such information previously delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are subject to change, completion, supplement or amendment from time to time.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc., Deutsche Bank Securities, Inc., or any of their respective affiliates, make any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. The information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of the Mortgage Loan Sellers or which was otherwise reviewed by us.

This free writing prospectus contains certain forward-looking statements. If and when included in this free writing prospectus, the words “expects”, “intends”, “anticipates”, “estimates” and analogous expressions and all statements that are not historical facts, including statements about our beliefs or expectations, are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. Those risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering. The forward-looking statements made in this free writing prospectus are made as of the date stated on the cover. We have no obligation to update or revise any forward-looking statement.

Wells Fargo Securities is the trade name for the capital markets and investment banking services of Wells Fargo & Company and its subsidiaries, including but not limited to Wells Fargo Securities, LLC, a member of NYSE, FINRA, NFA and SIPC, Wells Fargo Prime Services, LLC, a member of FINRA, NFA and SIPC, and Wells Fargo Bank, N.A. Wells Fargo Securities, LLC and Wells Fargo Prime Services, LLC are distinct entities from affiliated banks and thrifts.

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES

The information herein is preliminary and may be supplemented or amended prior to the time of sale.

In addition, the Offered Certificates referred to in these materials and the asset pool backing them are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined, or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.

The underwriters described in these materials may from time to time perform investment banking services for, or solicit investment banking business from, any company named in these materials. The underwriters and/or their affiliates or respective employees may from time to time have a long or short position in any security or contract discussed in these materials.

The information contained herein supersedes any previous such information delivered to any prospective investor and will be superseded by information delivered to such prospective investor prior to the time of sale.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY-GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of any email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) any representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Mortgage Loan Seller(1)	Cross Collateralized and Cross Defaulted Loan Flag	Address	City	State	Zip Code	General Property Type	Specific Property Type	Year Built	Year Renovated	Number of Units (2)	Unit of Measure (2)
1	General Motors Building	WFB		767 Fifth Avenue	New York	NY	10153	Office	CBD	1968	2005	1,989,983	Sq. Ft.
2	Del Amo Fashion Center	WFB/Barclays		3525 West Carson Street	Torrance	CA	90503	Retail	Super Regional Mall	1961	2017	1,769,525	Sq. Ft.
3	245 Park Avenue	Barclays		245 Park Avenue	New York	NY	10167	Office	CBD	1965	2006	1,723,993	Sq. Ft.
4	Starwood Capital Group Hotel Portfolio	Barclays		Various	Various	Various	Various	Hospitality	Various	Various	Various	6,366	Rooms
4.01	Larkspur Landing Sunnyvale	Barclays		748 North Mathilda Avenue	Sunnyvale	CA	94085	Hospitality	Extended Stay	2000		126	Rooms
4.02	Larkspur Landing Milpitas	Barclays		40 Ranch Drive	Milpitas	CA	95035	Hospitality	Extended Stay	1998		124	Rooms
4.03	Larkspur Landing Campbell	Barclays		550 West Hamilton Avenue	Campbell	CA	95008	Hospitality	Extended Stay	2000		117	Rooms
4.04	Larkspur Landing San Francisco	Barclays		690 Gateway Boulevard	South San Francisco	CA	94080	Hospitality	Extended Stay	1999		111	Rooms
4.05	Larkspur Landing Pleasanton	Barclays		5535 Johnson Drive	Pleasanton	CA	94588	Hospitality	Extended Stay	1997		124	Rooms
4.06	Larkspur Landing Bellevue	Barclays		15805 Southeast 37th Street	Bellevue	WA	98006	Hospitality	Extended Stay	1998		126	Rooms
4.07	Larkspur Landing Sacramento	Barclays		555 Howe Avenue	Sacramento	CA	95825	Hospitality	Extended Stay	1998		124	Rooms
4.08	Hampton Inn Ann Arbor North	Barclays		2300 Green Road	Ann Arbor	MI	48105	Hospitality	Limited Service	1988	2015	129	Rooms
4.09	Larkspur Landing Hillsboro	Barclays		3133 Northeast Shute Road	Hillsboro	OR	97124	Hospitality	Extended Stay	1997		124	Rooms
4.10	Larkspur Landing Renton	Barclays		1701 East Valley Road	Renton	WA	98057	Hospitality	Extended Stay	1998		127	Rooms
4.11	Holiday Inn Arlington Northeast Rangers Ballpark	Barclays		1311 Wet ’n Wild Way	Arlington	TX	76011	Hospitality	Full Service	2008	2013	147	Rooms
4.12	Residence Inn Toledo Maumee	Barclays		1370 Arrowhead Drive	Maumee	OH	43537	Hospitality	Extended Stay	2008	2016	108	Rooms
4.13	Residence Inn Williamsburg	Barclays		1648 Richmond Road	Williamsburg	VA	23185	Hospitality	Extended Stay	1999	2012	108	Rooms
4.14	Hampton Inn Suites Waco South	Barclays		2501 Marketplace Drive	Waco	TX	76711	Hospitality	Limited Service	2008	2013	123	Rooms
4.15	Holiday Inn Louisville Airport Fair Expo	Barclays		447 Farmington Avenue	Louisville	KY	40209	Hospitality	Full Service	2008		106	Rooms
4.16	Courtyard Tyler	Barclays		7424 South Broadway Avenue	Tyler	TX	75703	Hospitality	Limited Service	2010	2016	121	Rooms
4.17	Hilton Garden Inn Edison Raritan Center	Barclays		50 Raritan Center Parkway	Edison	NJ	08837	Hospitality	Limited Service	2002	2014	132	Rooms
4.18	Hilton Garden Inn St Paul Oakdale	Barclays		420 Inwood Avenue North	Oakdale	MN	55128	Hospitality	Limited Service	2005	2013	116	Rooms
4.19	Residence Inn Grand Rapids West	Barclays		3451 Rivertown Point Court Southwest	Grandville	MI	49418	Hospitality	Extended Stay	2000	2017	90	Rooms
4.20	Peoria, AZ Residence Inn	Barclays		8435 West Paradise Lane	Peoria	AZ	85382	Hospitality	Extended Stay	1998	2013	90	Rooms
4.21	Hampton Inn Suites Bloomington Normal	Barclays		320 South Towanda Avenue	Normal	IL	61761	Hospitality	Limited Service	2007	2015	128	Rooms
4.22	Courtyard Chico	Barclays		2481 Carmichael Drive	Chico	CA	95928	Hospitality	Limited Service	2005	2015	90	Rooms
4.23	Hampton Inn Suites South Bend	Barclays		52709 Indiana State Road 933	South Bend	IN	46637	Hospitality	Limited Service	1997	2014	117	Rooms
4.24	Hampton Inn Suites Kokomo	Barclays		2920 South Reed Road	Kokomo	IN	46902	Hospitality	Limited Service	1997	2013	105	Rooms
4.25	Courtyard Wichita Falls	Barclays		3800 Tarry Street	Wichita Falls	TX	76308	Hospitality	Limited Service	2009	2017	93	Rooms
4.26	Hampton Inn Morehead	Barclays		4035 Arendell Street	Morehead City	NC	28557	Hospitality	Limited Service	1991	2017	118	Rooms
4.27	Residence Inn Chico	Barclays		2485 Carmichael Drive	Chico	CA	95928	Hospitality	Extended Stay	2005	2014	78	Rooms
4.28	Courtyard Lufkin	Barclays		2130 South First Street	Lufkin	TX	75901	Hospitality	Limited Service	2009	2017	101	Rooms
4.29	Hampton Inn Carlisle	Barclays		1164 Harrisburg Pike	Carlisle	PA	17013	Hospitality	Limited Service	1997	2014	97	Rooms
4.30	Springhill Suites Williamsburg	Barclays		1644 Richmond Road	Williamsburg	VA	23185	Hospitality	Limited Service	2002	2012	120	Rooms
4.31	Fairfield Inn Bloomington	Barclays		120 South Fairfield Drive	Bloomington	IN	47404	Hospitality	Limited Service	1995	2015	105	Rooms
4.32	Waco Residence Inn	Barclays		501 South University Parks Drive	Waco	TX	76706	Hospitality	Extended Stay	1997	2012	78	Rooms
4.33	Holiday Inn Express Fishers	Barclays		9791 North by Northeast Boulevard	Fishers	IN	46037	Hospitality	Limited Service	2000	2012	115	Rooms
4.34	Larkspur Landing Folsom	Barclays		121 Iron Point Road	Folsom	CA	95630	Hospitality	Extended Stay	2000		84	Rooms
4.35	Springhill Suites Chicago Naperville Warrenville	Barclays		4305 Weaver Parkway	Warrenville	IL	60555	Hospitality	Limited Service	1997	2013	128	Rooms
4.36	Holiday Inn Express & Suites Paris	Barclays		3025 Northeast Loop 286	Paris	TX	75460	Hospitality	Limited Service	2009		84	Rooms
4.37	Toledo Homewood Suites	Barclays		1410 Arrowhead Road	Maumee	OH	43537	Hospitality	Extended Stay	1997	2014	78	Rooms
4.38	Grand Rapids Homewood Suites	Barclays		3920 Stahl Drive Southeast	Grand Rapids	MI	49546	Hospitality	Extended Stay	1997	2013	78	Rooms
4.39	Fairfield Inn Laurel	Barclays		13700 Baltimore Avenue	Laurel	MD	20707	Hospitality	Limited Service	1988	2013	109	Rooms
4.40	Cheyenne Fairfield Inn and Suites	Barclays		1415 Stillwater Avenue	Cheyenne	WY	82009	Hospitality	Limited Service	1994	2013	60	Rooms
4.41	Courtyard Akron Stow	Barclays		4047 Bridgewater Parkway	Stow	OH	44224	Hospitality	Limited Service	2005	2014	101	Rooms
4.42	Towneplace Suites Bloomington	Barclays		105 South Franklin Road	Bloomington	IN	47404	Hospitality	Extended Stay	2000	2013	83	Rooms
4.43	Larkspur Landing Roseville	Barclays		1931 Taylor Road	Roseville	CA	95661	Hospitality	Extended Stay	1999		90	Rooms
4.44	Hampton Inn Danville	Barclays		97 Old Valley School Road	Danville	PA	17821	Hospitality	Limited Service	1998	2013	71	Rooms
4.45	Holiday Inn Norwich	Barclays		10 Laura Boulevard	Norwich	CT	06360	Hospitality	Full Service	1975	2013	135	Rooms
4.46	Hampton Inn Suites Longview North	Barclays		3044 North Eastman Road	Longview	TX	75605	Hospitality	Limited Service	2008	2013	91	Rooms
4.47	Springhill Suites Peoria Westlake	Barclays		2701 West Lake Avenue	Peoria	IL	61615	Hospitality	Limited Service	2000	2013	124	Rooms
4.48	Hampton Inn Suites Buda	Barclays		1201 Cabelas Drive	Buda	TX	78610	Hospitality	Limited Service	2008		74	Rooms
4.49	Shawnee Hampton Inn	Barclays		4851 North Kickapoo	Shawnee	OK	74804	Hospitality	Limited Service	1996	2013	63	Rooms
4.50	Racine Fairfield Inn	Barclays		6421 Washington Avenue	Racine	WI	53406	Hospitality	Limited Service	1991	2016	62	Rooms
4.51	Hampton Inn Selinsgrove Shamokin Dam	Barclays		3 Stetler Avenue	Shamokin Dam	PA	17876	Hospitality	Limited Service	1996	2013	75	Rooms
4.52	Holiday Inn Express & Suites Terrell	Barclays		300 Tanger Drive	Terrell	TX	75160	Hospitality	Limited Service	2007	2013	68	Rooms
4.53	Westchase Homewood Suites	Barclays		2424 Rogerdale Road	Houston	TX	77042	Hospitality	Extended Stay	1998	2016	96	Rooms
4.54	Holiday Inn Express & Suites Tyler South	Barclays		2421 East Southeast Loop 323	Tyler	TX	75701	Hospitality	Limited Service	2000	2015	88	Rooms
4.55	Holiday Inn Express & Suites Huntsville	Barclays		148 Interstate 45 South	Huntsville	TX	77340	Hospitality	Limited Service	2008	2013	87	Rooms
4.56	Hampton Inn Sweetwater	Barclays		302 Southeast Georgia Avenue	Sweetwater	TX	79556	Hospitality	Limited Service	2009		72	Rooms
4.57	Comfort Suites Buda Austin South	Barclays		15295 South Interstate 35 Building 800	Buda	TX	78610	Hospitality	Limited Service	2009		72	Rooms
4.58	Fairfield Inn & Suites Weatherford	Barclays		175 Alford Drive	Weatherford	TX	76086	Hospitality	Limited Service	2009	2016	86	Rooms
4.59	Holiday Inn Express & Suites Altus	Barclays		2812 East Broadway Street	Altus	OK	73521	Hospitality	Limited Service	2008	2013	68	Rooms
4.60	Comfort Inn & Suites Paris	Barclays		3035 Northeast Loop 286	Paris	TX	75460	Hospitality	Limited Service	2009		56	Rooms
4.61	Hampton Inn Suites Decatur	Barclays		110 US-287	Decatur	TX	76234	Hospitality	Limited Service	2008	2013	74	Rooms
4.62	Holiday Inn Express & Suites Texarkana East	Barclays		5210 Crossroads Parkway	Texarkana	AR	71854	Hospitality	Limited Service	2009		88	Rooms
4.63	Mankato Fairfield Inn	Barclays		141 Apache Place	Mankato	MN	56001	Hospitality	Limited Service	1997	2016	61	Rooms
4.64	Candlewood Suites Texarkana	Barclays		2901 South Cowhorn Creek Loop	Texarkana	TX	75503	Hospitality	Extended Stay	2009	2014	80	Rooms
4.65	Country Inn & Suites Houston Intercontinental Airport East	Barclays		20611 Highway 59	Humble	TX	77338	Hospitality	Limited Service	2001	2017	62	Rooms
5	Long Island Prime Portfolio - Melville	Barclays		Various	Melville	NY	11747	Office	Suburban	Various	Various	776,720	Sq. Ft.
5.01	68 South Service Road	Barclays		68 South Service Road	Melville	NY	11747	Office	Suburban	2006		323,292	Sq. Ft.
5.02	58 South Service Road	Barclays		58 South Service Road	Melville	NY	11747	Office	Suburban	2002		309,262	Sq. Ft.
5.03	48 South Service Road	Barclays		48 South Service Road	Melville	NY	11747	Office	Suburban	1986	1998	144,166	Sq. Ft.
6	225 & 233 Park Avenue South	Barclays		225 & 233 Park Avenue South	New York	NY	10003	Office	CBD	1909	2017	675,756	Sq. Ft.
7	Market Street -The Woodlands	WFB		9595 Six Pines Drive	The Woodlands	TX	77380	Retail	Lifestyle Center	2004	2012	492,082	Sq. Ft.
8	iStar Leased Fee Portfolio	Barclays		Various	Various	Various	Various	Other	Leased Fee	Various	Various	Various	Various
8.01	Hilton Salt Lake	Barclays		255 South West Temple	Salt Lake City	UT	84101	Other	Leased Fee	1983	2012	499	Rooms
8.02	DoubleTree Seattle Airport	Barclays		18740 International Boulevard	Seattle	WA	98188	Other	Leased Fee	1969	2011	850	Rooms
8.03	DoubleTree Mission Valley	Barclays		7450 Hazard Center Drive	San Diego	CA	92108	Other	Leased Fee	1991	2012	300	Rooms
8.04	One Ally Center	Barclays		500 Woodward Avenue	Detroit	MI	48226	Other	Leased Fee	1992		957,355	Sq. Ft.
8.05	DoubleTree Sonoma	Barclays		1 Doubletree Drive	Rohnert Park	CA	94928	Other	Leased Fee	1987	2016	245	Rooms
8.06	DoubleTree Durango	Barclays		501 Camino Del Rio	Durango	CO	81301	Other	Leased Fee	1986	2009	159	Rooms
8.07	Northside Forsyth Hospital Medical Center	Barclays		4150 Deputy Bill Cantrell Memorial Road	Cumming	GA	30040	Other	Leased Fee	2017		92,573	Sq. Ft.
8.08	NASA/JPSS Headquarters	Barclays		7700 and 7720 Hubble Drive	Lanham	MD	20706	Other	Leased Fee	1994		120,000	Sq. Ft.
8.09	Dallas Market Center: Sheraton Suites	Barclays		2101 North Stemmons Freeway	Dallas	TX	75207	Other	Leased Fee	1989	2017	251	Rooms
8.10	Dallas Market Center: Marriott Courtyard	Barclays		2150 Market Center Boulevard	Dallas	TX	75207	Other	Leased Fee	1989	2015	184	Rooms
8.11	The Buckler Apartments	Barclays		401 West Michigan Street	Milwaukee	WI	53203	Other	Leased Fee	1977	2016	207	Units
8.12	Lock-Up Self Storage Facility	Barclays		221 American Boulevard West	Bloomington	MN	55420	Other	Leased Fee	2008		104,000	Sq. Ft.
9	Valley Creek Corporate Center	Barclays		220, 222 and 224 Valley Creek Boulevard	Exton	PA	19341	Office	Suburban	2002		259,497	Sq. Ft.
10	Amazon Lakeland	WFB		1760 County Line Road	Lakeland	FL	33811	Industrial	Warehouse	2014		1,016,080	Sq. Ft.
11	ExchangeRight Net Leased Portfolio #16	Barclays		Various	Various	Various	Various	Retail	Single Tenant	Various	Various	260,099	Sq. Ft.
11.01	Walgreens - St. Louis, MO	Barclays		11590 Gravois Road	Saint Louis	MO	63126	Retail	Single Tenant	2001		15,120	Sq. Ft.
11.02	Hobby Lobby - Mansfield, TX	Barclays		120 South US Highway 287	Mansfield	TX	76063	Retail	Single Tenant	2017		55,000	Sq. Ft.
11.03	Walgreens - North Ridgeville, OH	Barclays		33760 Center Ridge Road	North Ridgeville	OH	44039	Retail	Single Tenant	2005		14,490	Sq. Ft.
11.04	Walgreens - Hammond, IN	Barclays		6510 Columbia Avenue	Hammond	IN	46320	Retail	Single Tenant	1998		13,905	Sq. Ft.
11.05	Tractor Supply - Royse City, TX	Barclays		772 Interstate Highway 30	Royse City	TX	75189	Retail	Single Tenant	2017		21,930	Sq. Ft.

A-1-1

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Mortgage Loan Seller(1)	Cross Collateralized and Cross Defaulted Loan Flag	Address	City	State	Zip Code	General Property Type	Specific Property Type	Year Built	Year Renovated	Number of Units (2)	Unit of Measure (2)
11.06	Tractor Supply - Kuna, ID	Barclays		817 North Meridian Road	Kuna	ID	83634	Retail	Single Tenant	2016		21,999	Sq. Ft.
11.07	Walgreens - Baytown, TX	Barclays		2000 Garth Road	Baytown	TX	77520	Retail	Single Tenant	1999		13,905	Sq. Ft.
11.08	Dollar General - Washington, PA	Barclays		710 Jefferson Avenue	Washington	PA	15301	Retail	Single Tenant	2017		10,542	Sq. Ft.
11.09	Dollar General - Tampa, FL	Barclays		3005 West Columbus Drive	Tampa	FL	33706	Retail	Single Tenant	2013		9,100	Sq. Ft.
11.10	Dollar General - Butler, PA	Barclays		521 Evans City Road	Butler	PA	16001	Retail	Single Tenant	2015		9,100	Sq. Ft.
11.11	Dollar General - Jermyn, PA	Barclays		203 South Washington Avenue	Jermyn	PA	18433	Retail	Single Tenant	2015		9,002	Sq. Ft.
11.12	Dollar General - Leesport, PA	Barclays		15 North Centre Avenue	Leesport	PA	19533	Retail	Single Tenant	2015		9,026	Sq. Ft.
11.13	Dollar General - Evansville, IN	Barclays		3220 Mariner Drive	Evansville	IN	47711	Retail	Single Tenant	2009		9,014	Sq. Ft.
11.14	Family Dollar - Baton Rouge, LA	Barclays		6910 Mickens Road	Baton Rouge	LA	70811	Retail	Single Tenant	2017		8,320	Sq. Ft.
11.15	Sherwin Williams - Peoria, IL	Barclays		1022 West Pioneer Parkway	Peoria	IL	61615	Retail	Single Tenant	1987		9,520	Sq. Ft.
11.16	Dollar General - Baton Rouge, LA	Barclays		8228 Hooper Road	Baton Rouge	LA	70811	Retail	Single Tenant	2017		9,026	Sq. Ft.
11.17	Advance Auto Parts - Normal, IL	Barclays		1309 South Main Street	Normal	IL	61761	Retail	Single Tenant	2003		7,000	Sq. Ft.
11.18	Advance Auto Parts - Zion, IL	Barclays		2024 Sheridan Road	Zion	IL	60099	Retail	Single Tenant	1992		6,500	Sq. Ft.
11.19	Advance Auto Parts - St. Louis, MO	Barclays		6212 Morganford Road	Saint Louis	MO	63116	Retail	Single Tenant	1946	1997	7,600	Sq. Ft.
12	Raleigh Marriott City Center	WFB		500 Fayetteville Street	Raleigh	NC	27601	Hospitality	Full Service	2008	2017	400	Rooms
13	2851 Junction	WFB		2851 Junction Avenue	San Jose	CA	95134	Office	Suburban	2002	2014	155,613	Sq. Ft.
14	123 William Street	Barclays		123 William Street	New York	NY	10038	Office	CBD	1912	2016	545,216	Sq. Ft.
15	Banner Bank	WFB		950 West Bannock Street	Boise	ID	83702	Office	Suburban	2006		176,149	Sq. Ft.
16	AmberGlen Corporate Center	Barclays		Various	Hillsboro	OR	97006	Office	Suburban	Various		198,726	Sq. Ft.
16.01	2430 NW 206th	Barclays		2430 Northwest 206th Avenue	Hillsboro	OR	97006	Office	Suburban	1998		61,814	Sq. Ft.
16.02	1195 NW Compton Drive	Barclays		1195 North West Compton Drive	Hillsboro	OR	97006	Office	Suburban	2002		72,242	Sq. Ft.
16.03	2345 NW Amberbrook	Barclays		2345 Northwest Amberbrook Drive	Hillsboro	OR	97006	Office	Suburban	1998		64,670	Sq. Ft.
17	Highland Park Mixed Use	RMF		799 Central Avenue	Highland Park	IL	60035	Mixed Use	Retail/Office	2003	2016	57,728	Sq. Ft.
18	Raley’s Towne Centre	WFB		10-190, 310-400, 450, 500-540, 590 and 600-640 Raley’s Town Center	Rohnert Park	CA	94928	Retail	Anchored	1980	2016	142,591	Sq. Ft.
19	Save Mart Portfolio	UBSAG		Various	Various	CA	Various	Retail	Single Tenant	Various	Various	1,733,239	Sq. Ft.
19.01	Lucky - San Francisco	UBSAG		1515 Sloat Boulevard	San Francisco	CA	94132	Retail	Single Tenant	1993		49,188	Sq. Ft.
19.02	Lucky - San Bruno	UBSAG		1322 El Camino Real	San Bruno	CA	94066	Retail	Single Tenant	1989		56,280	Sq. Ft.
19.03	Lucky California - Daly City	UBSAG		6843 Mission Street	Daly City	CA	94015	Retail	Single Tenant	1996		61,881	Sq. Ft.
19.04	Lucky - San Jose I	UBSAG		3270 South White Road	San Jose	CA	95148	Retail	Single Tenant	1985		52,659	Sq. Ft.
19.05	Lucky - San Jose II	UBSAG		565 West Capitol Expressway	San Jose	CA	95136	Retail	Single Tenant	1996		59,907	Sq. Ft.
19.06	Lucky - San Leandro	UBSAG		1300 Fairmont Drive	San Leandro	CA	94578	Retail	Single Tenant	1982		58,526	Sq. Ft.
19.07	Dick’s Sporting Goods - Folsom	UBSAG		1003 East Bidwell Street	Folsom	CA	95630	Retail	Single Tenant	1990		49,517	Sq. Ft.
19.08	Lucky - Concord	UBSAG		5190 Clayton Road	Concord	CA	94521	Retail	Single Tenant	2000		61,447	Sq. Ft.
19.09	FoodMaxx - Antioch	UBSAG		4500 Lone Tree Way	Antioch	CA	94531	Retail	Single Tenant	1996		60,154	Sq. Ft.
19.10	Lucky - Hollister	UBSAG		291 McCray Street	Hollister	CA	95023	Retail	Single Tenant	1995		62,078	Sq. Ft.
19.11	Save Mart - Modesto	UBSAG		801 Oakdale Road	Modesto	CA	95355	Retail	Single Tenant	2001		54,605	Sq. Ft.
19.12	Dick’s Sporting Goods - Salinas	UBSAG		1223 North Davis Road	Salinas	CA	93907	Retail	Single Tenant	1997	2012	62,246	Sq. Ft.
19.13	Save Mart - Clovis	UBSAG		1157 North Willow Street	Clovis	CA	93611	Retail	Single Tenant	2002		50,918	Sq. Ft.
19.14	Save Mart - Grass Valley	UBSAG		2054 Nevada City Highway	Grass Valley	CA	95945	Retail	Single Tenant	1990		43,737	Sq. Ft.
19.15	FoodMaxx - Sacramento	UBSAG		3291 Truxel Road	Sacramento	CA	95833	Retail	Single Tenant	1987	2012	51,316	Sq. Ft.
19.16	Lucky - Hayward I	UBSAG		25151 Santa Clara Street	Hayward	CA	94544	Retail	Single Tenant	1990		45,579	Sq. Ft.
19.17	Save Mart - Auburn	UBSAG		386 Elm Avenue	Auburn	CA	95603	Retail	Single Tenant	1980	1996	43,768	Sq. Ft.
19.18	Save Mart - Tracy	UBSAG		875 South Tracy Boulevard	Tracy	CA	95376	Retail	Single Tenant	1997		62,236	Sq. Ft.
19.19	S-Mart - Lodi	UBSAG		530 West Lodi Avenue	Lodi	CA	95240	Retail	Single Tenant	1996		50,342	Sq. Ft.
19.20	Save Mart - Chico	UBSAG		146 West East Avenue	Chico	CA	95926	Retail	Single Tenant	1989	2001	42,294	Sq. Ft.
19.21	Save Mart - Fresno I	UBSAG		5750 North First Street	Fresno	CA	93710	Retail	Single Tenant	1994		58,360	Sq. Ft.
19.22	Lucky - San Jose III	UBSAG		2027 Camden Avenue	San Jose	CA	95124	Retail	Single Tenant	1990		49,103	Sq. Ft.
19.23	Save Mart - Roseville	UBSAG		5060 Foothills Boulevard	Roseville	CA	95678	Retail	Single Tenant	1995		53,248	Sq. Ft.
19.24	Lucky - Vacaville I	UBSAG		777 East Monte Vista Avenue	Vacaville	CA	95688	Retail	Single Tenant	1988		42,630	Sq. Ft.
19.25	Save Mart - Elk Grove	UBSAG		9160 Elk Grove Florin Road	Elk Grove	CA	95624	Retail	Single Tenant	1994		45,641	Sq. Ft.
19.26	Save Mart - Fresno II	UBSAG		4043 West Clinton Avenue	Fresno	CA	93722	Retail	Single Tenant	1996		50,245	Sq. Ft.
19.27	Lucky - Sand City	UBSAG		2000 California Avenue	Sand City	CA	93955	Retail	Single Tenant	1996		62,501	Sq. Ft.
19.28	Lucky - Vacaville II	UBSAG		1979 Peabody Road	Vacaville	CA	95687	Retail	Single Tenant	2003		44,745	Sq. Ft.
19.29	Lucky - Hayward	UBSAG		22555 Mission Boulevard	Hayward	CA	94541	Retail	Single Tenant	2001		61,454	Sq. Ft.
19.30	Save Mart - Kingsburg	UBSAG		909 Sierra Street	Kingsburg	CA	93631	Retail	Single Tenant	1999		41,368	Sq. Ft.
19.31	Save Mart - Sacramento	UBSAG		7960 Gerber Road	Sacramento	CA	95828	Retail	Single Tenant	1990		49,629	Sq. Ft.
19.32	Lucky - Santa Rosa	UBSAG		150 Bicentennial Way	Santa Rosa	CA	95403	Retail	Single Tenant	1998		55,044	Sq. Ft.
19.33	Save Mart - Jackson	UBSAG		11980 State Highway 88	Jackson	CA	95642	Retail	Single Tenant	1994		40,593	Sq. Ft.
20	TownePlace Suites - Boynton Beach	CIIICM		2450 Quantum Boulevard	Boynton Beach	FL	33426	Hospitality	Extended Stay	2016		116	Rooms
21	Fairlane Meadows	RMF		16201 Ford Road	Dearborn	MI	48126	Retail	Anchored	1987	2015	157,225	Sq. Ft.
22	TownePlace Suites-VA	WFB		Various	Various	VA	Various	Hospitality	Extended Stay	Various	2015	186	Rooms
22.01	TownePlace Suites Stafford Quantico	WFB		2772 Jefferson Davis Highway	Stafford	VA	22554	Hospitality	Extended Stay	2007	2015	93	Rooms
22.02	TownePlace Suites Fredericksburg	WFB		4700 Market Street	Fredericksburg	VA	22408	Hospitality	Extended Stay	2004	2015	93	Rooms
23	Hilton Garden Inn - Ames	RMF		1325 Dickinson Avenue	Ames	IA	50014	Hospitality	Select Service	2008		112	Rooms
24	Stemmons Office Portfolio	CIIICM		Various	Dallas	TX	75247	Office	Suburban	Various	Various	334,840	Sq. Ft.
24.01	7701 Stemmons	CIIICM		7701 North Stemmons Freeway	Dallas	TX	75247	Office	Suburban	1968	2014	173,299	Sq. Ft.
24.02	8001 Stemmons	CIIICM		8001 Stemmons Freeway	Dallas	TX	75247	Office	Suburban	1959	2014	104,728	Sq. Ft.
24.03	8101 Stemmons	CIIICM		8101 Stemmons Freeway	Dallas	TX	75247	Office	Suburban	1958	2015	56,813	Sq. Ft.
25	Stonebriar Commons on Legacy	RMF		1125 and 1303-1415 Legacy Drive; 5490 State Highway 121	Frisco	TX	75034	Mixed Use	Retail/Office	2005		63,103	Sq. Ft.
26	Residence Inn Carlsbad	RMF		2000 Faraday Avenue	Carlsbad	CA	92008	Hospitality	Extended Stay	1999	2013	121	Rooms
27	Crossings at Hobart	RMF		1939-3101 East 80th Avenue	Merrillville	IN	46410	Retail	Anchored	1988	2016	772,383	Sq. Ft.
28	US Bank Building - Reno	UBSAG		1 East Liberty Street	Reno	NV	89501	Office	CBD	1974	2016	84,821	Sq. Ft.
29	Old Town	UBSAG		78100 Main Street	La Quinta	CA	92253	Mixed Use	Retail/Office	2004		80,414	Sq. Ft.
30	Lormax Stern Retail Development – Roseville	UBSAG		32233 Gratiot Avenue	Roseville	MI	48066	Retail	Anchored	1964	2015	410,354	Sq. Ft.
31	Alexander Hamilton Plaza	UBSAG		100 Hamilton Plaza	Paterson	NJ	07505	Office	CBD	1976		182,441	Sq. Ft.
32	Cooper Street Retail	CIIICM		1520-1540 West Interstate 20	Arlington	TX	76017	Retail	Anchored	1994	2002	87,857	Sq. Ft.
33	Uptown Row	Barclays		1221 West Lake Street	Minneapolis	MN	55408	Mixed Use	Office/Retail	2004		36,946	Sq. Ft.
34	Home2 Suites - San Antonio	WFB		94 Northeast Loop 410	San Antonio	TX	78216	Hospitality	Extended Stay	2014		111	Rooms
35	Hampton Inn Northlake	UBSAG		3400 Northlake Parkway	Atlanta	GA	30345	Hospitality	Limited Service	1988	2015	121	Rooms
36	Holiday Inn Express & Suites - Charlotte-Arrowood	CIIICM		805 West Arrowood Road	Charlotte	NC	28217	Hospitality	Limited Service	2007	2017	97	Rooms
37	Hughes Airport Center	Barclays		250 Pilot Road	Las Vegas	NV	89119	Office	Suburban	1999		70,122	Sq. Ft.
38	Boardwalk Shopping Center	WFB		23535 West Interstate 10	San Antonio	TX	78257	Retail	Unanchored	2004		40,182	Sq. Ft.
39	41725 Ford Road	UBSAG		41725-41865 Ford Road	Canton	MI	48187	Retail	Unanchored	2010		20,902	Sq. Ft.
40	Mini Self Storage & RV	WFB		15311 Hesperian Boulevard	San Leandro	CA	94578	Self Storage	Self Storage	1978		100,157	Sq. Ft.
41	Crystal Park Plaza	Barclays		101 East Old Settlers Boulevard	Round Rock	TX	78664	Office	Suburban	1998	2013	58,613	Sq. Ft.
42	Clifton Park Self Storage Portfolio	RMF		Various	Clifton Park	NY	12065	Self Storage	Self Storage	Various		87,132	Sq. Ft.
42.01	1772 Route 9	RMF		1772 Route 9	Clifton Park	NY	12065	Self Storage	Self Storage	2000		38,091	Sq. Ft.
42.02	261 Ushers Road - CP	RMF		261 Ushers Road	Clifton Park	NY	12065	Self Storage	Self Storage	1986		49,041	Sq. Ft.
43	Hampton Inn & Suites Elyria	RMF		1795 Lorain Boulevard	Elyria	OH	44036	Hospitality	Limited Service	2013		97	Rooms
44	North Towne Commons	CIIICM		821 Alexis Road	Toledo	OH	43612	Retail	Anchored	1990		98,268	Sq. Ft.
45	Burt Estates MHP	CIIICM		300 North Daley Street	Diamond	IL	60416	Manufactured Housing Community	Manufactured Housing Community	1972	2016	187	Pads
46	Cardiff Plaza	CIIICM		6701 Black Horse Pike	Egg Harbor	NJ	08234	Retail	Anchored	1963	1994	139,506	Sq. Ft.
47	Candlewood Suites New Bern	RMF		3465 Dr. Martin Luther King Junior Boulevard	New Bern	NC	28562	Hospitality	Extended Stay	2010		81	Rooms
48	Hampton Inn - Anderson	CIIICM		120 Interstate Boulevard	Anderson	SC	29621	Hospitality	Limited Service	1995	2014	71	Rooms
49	Fairfield Inn & Suites - Greenwood	CIIICM		527 Bypass 76 Northwest	Greenwood	SC	29649	Hospitality	Limited Service	2002	2016	76	Rooms
50	Oakbridge Apartments	Barclays		1875 West Pine Street	West Baraboo	WI	53913	Multifamily	Garden	2014		120	Units
51	Valley High & San Pedro MHC	CIIICM		1110 South Highway 80	Benson	AZ	85602	Manufactured Housing Community	Manufactured Housing Community	1973	2016	330	Pads

A-1-2

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Mortgage Loan Seller(1)	Cross Collateralized and Cross Defaulted Loan Flag	Address	City	State	Zip Code	General Property Type	Specific Property Type	Year Built	Year Renovated	Number of Units (2)	Unit of Measure (2)
52	Valley View Estates MHP	CIIICM		100 Julius Drive	Shiloh	IL	62269	Manufactured Housing Community	Manufactured Housing Community	1981	2016	233	Pads
53	Ravinia Estates	CIIICM		1103 Ravinia Way	Fenton	MO	63026	Manufactured Housing Community	Manufactured Housing Community	1985	2016	217	Pads
54	Sycamore Terrace	Barclays		2191 State Road 46	Terre Haute	IN	47803	Retail	Shadow Anchored	2006		47,672	Sq. Ft.
55	Wakefield Apartments	CIIICM		29090 Tiffany Drive East	Southfield	MI	48034	Multifamily	Garden	1976	2014	67	Units
56	Stonefield Place Apartments	Barclays		1510 West Pine Street	West Baraboo	WI	53913	Multifamily	Garden	2006		96	Units
57	Imperial Clark Center - Downey CA	WFB		9125 Columbia Way	Downey	CA	90242	Retail	Anchored	2006		20,697	Sq. Ft.
58	La Quinta Florence KY	Barclays		350 Meijer Drive	Florence	KY	41042	Hospitality	Limited Service	2006		74	Rooms
59	Orchards Market Center	WFB		11505 Northeast Fourth Plain Boulevard	Vancouver	WA	98662	Retail	Shadow Anchored	1994	2004	45,495	Sq. Ft.
60	35 North Raymond Avenue	WFB		35 North Raymond Avenue	Pasadena	CA	91103	Retail	Unanchored	1904	2006	11,664	Sq. Ft.
61	Pin Oak Crossing	RMF		1302-1344 Pin Oak Road	Katy	TX	77494	Retail	Unanchored	1995	2008	32,845	Sq. Ft.
62	Rite Aid - Allentown	CIIICM		1401 West Tilghman Street	Allentown	PA	18102	Retail	Single Tenant	2006		14,564	Sq. Ft.
63	StoreRight Ocala	UBSAG		2401 Southwest 17th Road	Ocala	FL	34471	Self Storage	Self Storage	1987		76,895	Sq. Ft.
64	Maximus Self Storage	RMF		1075 South Range Road	Saint Clair	MI	48079	Self Storage	Self Storage	2000		68,640	Sq. Ft.
65	StoreRight Jacksonville	UBSAG		8285 Western Way Circle	Jacksonville	FL	32256	Self Storage	Self Storage	1996		49,506	Sq. Ft.
66	StoreRight Tampa	UBSAG		4120 East 10th Avenue	Tampa	FL	33605	Self Storage	Self Storage	1972		60,760	Sq. Ft.
67	Allmark Plaza	WFB		10060 & 10080 Arrow Route	Rancho Cucamonga	CA	91730	Retail	Unanchored	1986	2007	16,991	Sq. Ft.
68	Shoppes at Hunters Run	WFB		10503 Blacklick-Eastern Road Northwest	Pickerington	OH	43147	Retail	Unanchored	2006		21,514	Sq. Ft.
69	Macon Plaza	RMF		1640 Eisenhower Parkway	Macon	GA	31206	Retail	Anchored	1970	Multiple	114,982	Sq. Ft.
70	Out O’ Space Storage North Charleston	CIIICM		2170 Greenridge Road	North Charleston	SC	29406	Self Storage	Self Storage	1989		45,700	Sq. Ft.
71	Elsea MHP Portfolio	CIIICM		Various	Various	OH	Various	Manufactured Housing Community	Manufactured Housing Community	Various		247	Pads
71.01	Rustic Ridge	CIIICM		1121 Tarklin Road	Lancaster	OH	43130	Manufactured Housing Community	Manufactured Housing Community	1975		140	Pads
71.02	Carousel Court	CIIICM		20544 US 23	Chillicothe	OH	45601	Manufactured Housing Community	Manufactured Housing Community	1966		107	Pads
72	300 Northern Pacific Avenue	WFB		300 Northern Pacific Avenue North Unit C1	Fargo	ND	58102	Office	Suburban	1921	2002	34,517	Sq. Ft.
73	Mobile City MHC	CIIICM		2322 Highway 6 and 50	Grand Junction	CO	81505	Manufactured Housing Community	Manufactured Housing Community	1955	2016	106	Pads
74	Park Village	WFB		431 Park Village Road	Knoxville	TN	37923	Office	Medical	1984	2013	42,300	Sq. Ft.
75	Chapel Ridge Shoppes	WFB		5409-5421 Meijer Drive	Fort Wayne	IN	46835	Retail	Shadow Anchored	2005		11,231	Sq. Ft.
76	Streetside at Thomas Crossroads	CIIICM		3219 East Highway 34	Newnan	GA	30265	Retail	Unanchored	2000		12,600	Sq. Ft.

A-1-3

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Cut-off Date Balance Per Unit/SF (6)	Original Balance ($)	Cut-off Date Balance ($)	% of Aggregate Cut-off Date Balance	Maturity Date or ARD Balloon Payment ($)	ARD Loan	Origination Date	First Pay Date	Last IO Pay Date	First P&I Pay Date	Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	Gross Mortgage Rate	Trust Advisor Fee	Certificate Administrator Fee Rate	Servicing Fee	CREFC® IP Royalty License Fee Rate	Asset Representations Reviewer Fee Rate	Net Mortgage Rate	Interest Accrual Method
1	General Motors Building	739	115,000,000	115,000,000	10.0%	115,000,000	N	6/7/2017	7/9/2017	6/9/2027		6/9/2027		3.43000%	0.00000%	0.00610%	0.00375%	0.00050%	0.00035%	3.41930%	Actual/360
2	Del Amo Fashion Center	260	60,000,000	60,000,000	5.2%	60,000,000	N	5/12/2017	7/1/2017	6/1/2027		6/1/2027		3.65750%	0.00000%	0.00610%	0.00375%	0.00050%	0.00035%	3.64680%	Actual/360
3	245 Park Avenue	626	55,000,000	55,000,000	4.8%	55,000,000	N	5/5/2017	7/1/2017	6/1/2027		6/1/2027		3.66940%	0.00000%	0.00610%	0.00375%	0.00050%	0.00035%	3.65870%	Actual/360
4	Starwood Capital Group Hotel Portfolio	90,680	50,000,000	50,000,000	4.3%	50,000,000	N	5/24/2017	7/1/2017	6/1/2027		6/1/2027		4.48600%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.47405%	Actual/360
4.01	Larkspur Landing Sunnyvale		2,950,791	2,950,791	0.3%
4.02	Larkspur Landing Milpitas		2,486,367	2,486,367	0.2%
4.03	Larkspur Landing Campbell		2,186,191	2,186,191	0.2%
4.04	Larkspur Landing San Francisco		1,801,059	1,801,059	0.2%
4.05	Larkspur Landing Pleasanton		1,761,413	1,761,413	0.2%
4.06	Larkspur Landing Bellevue		1,568,847	1,568,847	0.1%
4.07	Larkspur Landing Sacramento		1,172,387	1,172,387	0.1%
4.08	Hampton Inn Ann Arbor North		1,144,069	1,144,069	0.1%
4.09	Larkspur Landing Hillsboro		1,144,069	1,144,069	0.1%
4.10	Larkspur Landing Renton		1,132,741	1,132,741	0.1%
4.11	Holiday Inn Arlington Northeast Rangers Ballpark		1,087,432	1,087,432	0.1%
4.12	Residence Inn Toledo Maumee		1,076,104	1,076,104	0.1%
4.13	Residence Inn Williamsburg		1,030,795	1,030,795	0.1%
4.14	Hampton Inn Suites Waco South		951,503	951,503	0.1%
4.15	Holiday Inn Louisville Airport Fair Expo		934,512	934,512	0.1%
4.16	Courtyard Tyler		917,520	917,520	0.1%
4.17	Hilton Garden Inn Edison Raritan Center		917,520	917,520	0.1%
4.18	Hilton Garden Inn St Paul Oakdale		906,193	906,193	0.1%
4.19	Residence Inn Grand Rapids West		894,866	894,866	0.1%
4.20	Peoria, AZ Residence Inn		889,202	889,202	0.1%
4.21	Hampton Inn Suites Bloomington Normal		883,538	883,538	0.1%
4.22	Courtyard Chico		866,547	866,547	0.1%
4.23	Hampton Inn Suites South Bend		838,229	838,229	0.1%
4.24	Hampton Inn Suites Kokomo		838,229	838,229	0.1%
4.25	Courtyard Wichita Falls		798,583	798,583	0.1%
4.26	Hampton Inn Morehead		775,928	775,928	0.1%
4.27	Residence Inn Chico		753,273	753,273	0.1%
4.28	Courtyard Lufkin		719,291	719,291	0.1%
4.29	Hampton Inn Carlisle		713,627	713,627	0.1%
4.30	Springhill Suites Williamsburg		713,627	713,627	0.1%
4.31	Fairfield Inn Bloomington		707,963	707,963	0.1%
4.32	Waco Residence Inn		690,972	690,972	0.1%
4.33	Holiday Inn Express Fishers		645,663	645,663	0.1%
4.34	Larkspur Landing Folsom		628,671	628,671	0.1%
4.35	Springhill Suites Chicago Naperville Warrenville		594,689	594,689	0.1%
4.36	Holiday Inn Express & Suites Paris		589,026	589,026	0.1%
4.37	Toledo Homewood Suites		589,026	589,026	0.1%
4.38	Grand Rapids Homewood Suites		572,034	572,034	0.0%
4.39	Fairfield Inn Laurel		532,388	532,388	0.0%
4.40	Cheyenne Fairfield Inn and Suites		532,388	532,388	0.0%
4.41	Courtyard Akron Stow		521,061	521,061	0.0%
4.42	Towneplace Suites Bloomington		492,742	492,742	0.0%
4.43	Larkspur Landing Roseville		492,742	492,742	0.0%
4.44	Hampton Inn Danville		487,079	487,079	0.0%
4.45	Holiday Inn Norwich		481,415	481,415	0.0%
4.46	Hampton Inn Suites Longview North		475,751	475,751	0.0%
4.47	Springhill Suites Peoria Westlake		475,751	475,751	0.0%
4.48	Hampton Inn Suites Buda		470,088	470,088	0.0%
4.49	Shawnee Hampton Inn		470,088	470,088	0.0%
4.50	Racine Fairfield Inn		458,760	458,760	0.0%
4.51	Hampton Inn Selinsgrove Shamokin Dam		447,433	447,433	0.0%
4.52	Holiday Inn Express & Suites Terrell		424,778	424,778	0.0%
4.53	Westchase Homewood Suites		411,140	411,140	0.0%
4.54	Holiday Inn Express & Suites Tyler South		407,787	407,787	0.0%
4.55	Holiday Inn Express & Suites Huntsville		390,796	390,796	0.0%
4.56	Hampton Inn Sweetwater		356,814	356,814	0.0%
4.57	Comfort Suites Buda Austin South		300,176	300,176	0.0%
4.58	Fairfield Inn & Suites Weatherford		283,185	283,185	0.0%
4.59	Holiday Inn Express & Suites Altus		229,473	229,473	0.0%
4.60	Comfort Inn & Suites Paris		203,893	203,893	0.0%
4.61	Hampton Inn Suites Decatur		195,112	195,112	0.0%
4.62	Holiday Inn Express & Suites Texarkana East		180,681	180,681	0.0%
4.63	Mankato Fairfield Inn		161,913	161,913	0.0%
4.64	Candlewood Suites Texarkana		125,184	125,184	0.0%
4.65	Country Inn & Suites Houston Intercontinental Airport East		118,886	118,886	0.0%
5	Long Island Prime Portfolio - Melville	155	48,200,000	48,200,000	4.2%	48,200,000	N	6/6/2017	7/6/2017	6/6/2027		6/6/2027		4.40000%	0.00000%	0.00610%	0.01000%	0.00050%	0.00035%	4.38305%	Actual/360
5.01	68 South Service Road		23,400,000	23,400,000	2.0%
5.02	58 South Service Road		19,880,000	19,880,000	1.7%
5.03	48 South Service Road		4,920,000	4,920,000	0.4%
6	225 & 233 Park Avenue South	348	45,000,000	45,000,000	3.9%	45,000,000	N	5/31/2017	7/6/2017	6/6/2027		6/6/2027		3.65140%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	3.63945%	Actual/360
7	Market Street -The Woodlands	356	45,000,000	45,000,000	3.9%	45,000,000	N	5/3/2017	7/1/2017	6/1/2027		6/1/2027		4.08500%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.07305%	Actual/360
8	iStar Leased Fee Portfolio	NAP	40,600,000	40,600,000	3.5%	40,600,000	Y	3/30/2017	5/5/2017	4/5/2027		4/6/2027	4/6/2028	3.79500%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	3.78305%	Actual/360
8.01	Hilton Salt Lake		9,892,807	9,892,807	0.9%
8.02	DoubleTree Seattle Airport		7,154,185	7,154,185	0.6%
8.03	DoubleTree Mission Valley		6,811,500	6,811,500	0.6%
8.04	One Ally Center		5,716,373	5,716,373	0.5%
8.05	DoubleTree Sonoma		3,451,894	3,451,894	0.3%
8.06	DoubleTree Durango		2,969,702	2,969,702	0.3%
8.07	Northside Forsyth Hospital Medical Center		1,355,181	1,355,181	0.1%
8.08	NASA/JPSS Headquarters		928,256	928,256	0.1%
8.09	Dallas Market Center: Sheraton Suites		742,426	742,426	0.1%
8.10	Dallas Market Center: Marriott Courtyard		668,201	668,201	0.1%
8.11	The Buckler Apartments		649,779	649,779	0.1%
8.12	Lock-Up Self Storage Facility		259,697	259,697	0.0%
9	Valley Creek Corporate Center	131	34,000,000	34,000,000	2.9%	31,012,144	N	6/2/2017	7/6/2017	6/6/2022	7/6/2022	6/6/2027		4.30000%	0.00259%	0.00610%	0.02500%	0.00050%	0.00035%	4.26546%	Actual/360
10	Amazon Lakeland	62	33,360,000	33,360,000	2.9%	33,360,000	N	6/6/2017	8/5/2017	7/5/2026		7/5/2026		4.57000%	0.00559%	0.00610%	0.01500%	0.00050%	0.00035%	4.54246%	Actual/360
11	ExchangeRight Net Leased Portfolio #16	126	32,722,000	32,722,000	2.8%	32,722,000	N	5/30/2017	7/6/2017	6/6/2027		6/6/2027		3.97790%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	3.96336%	Actual/360
11.01	Walgreens - St. Louis, MO		4,175,000	4,175,000	0.4%
11.02	Hobby Lobby - Mansfield, TX		3,850,250	3,850,250	0.3%
11.03	Walgreens - North Ridgeville, OH		3,500,000	3,500,000	0.3%
11.04	Walgreens - Hammond, IN		2,835,000	2,835,000	0.2%
11.05	Tractor Supply - Royse City, TX		2,550,000	2,550,000	0.2%
A-1-4

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Cut-off Date Balance Per Unit/SF (6)	Original Balance ($)	Cut-off Date Balance ($)	% of Aggregate Cut-off Date Balance	Maturity Date or ARD Balloon Payment ($)	ARD Loan	Origination Date	First Pay Date	Last IO Pay Date	First P&I Pay Date	Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	Gross Mortgage Rate	Trust Advisor Fee	Certificate Administrator Fee Rate	Servicing Fee	CREFC® IP Royalty License Fee Rate	Asset Representations Reviewer Fee Rate	Net Mortgage Rate	Interest Accrual Method
11.06	Tractor Supply - Kuna, ID		2,400,000	2,400,000	0.2%
11.07	Walgreens - Baytown, TX		2,100,000	2,100,000	0.2%
11.08	Dollar General - Washington, PA		1,490,000	1,490,000	0.1%
11.09	Dollar General - Tampa, FL		1,450,000	1,450,000	0.1%
11.10	Dollar General - Butler, PA		1,175,000	1,175,000	0.1%
11.11	Dollar General - Jermyn, PA		1,121,750	1,121,750	0.1%
11.12	Dollar General - Leesport, PA		875,000	875,000	0.1%
11.13	Dollar General - Evansville, IN		850,000	850,000	0.1%
11.14	Family Dollar - Baton Rouge, LA		850,000	850,000	0.1%
11.15	Sherwin Williams - Peoria, IL		775,000	775,000	0.1%
11.16	Dollar General - Baton Rouge, LA		750,000	750,000	0.1%
11.17	Advance Auto Parts - Normal, IL		725,000	725,000	0.1%
11.18	Advance Auto Parts - Zion, IL		725,000	725,000	0.1%
11.19	Advance Auto Parts - St. Louis, MO		525,000	525,000	0.0%
12	Raleigh Marriott City Center	170,000	30,000,000	30,000,000	2.6%	28,658,616	N	5/25/2017	7/1/2017	6/1/2019	7/1/2019	6/1/2022		4.94000%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.92805%	Actual/360
13	2851 Junction	373	28,000,000	28,000,000	2.4%	28,000,000	N	5/9/2017	6/11/2017	5/11/2027		5/11/2027		4.14000%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.12805%	Actual/360
14	123 William Street	257	27,500,000	27,500,000	2.4%	27,500,000	N	3/6/2017	4/6/2017	3/6/2027		3/6/2027		4.66600%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.65405%	Actual/360
15	Banner Bank	145	25,500,000	25,466,724	2.2%	20,650,971	N	6/8/2017	7/11/2017		7/11/2017	6/11/2027		4.55000%	0.00259%	0.00610%	0.02500%	0.00050%	0.00035%	4.51546%	Actual/360
16	AmberGlen Corporate Center	101	20,000,000	20,000,000	1.7%	20,000,000	N	5/2/2017	6/6/2017	5/6/2027		5/6/2027		3.68800%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	3.67346%	Actual/360
16.01	2430 NW 206th		7,750,000	7,750,000	0.7%
16.02	1195 NW Compton Drive		6,900,000	6,900,000	0.6%
16.03	2345 NW Amberbrook		5,350,000	5,350,000	0.5%
17	Highland Park Mixed Use	333	19,200,000	19,200,000	1.7%	19,200,000	N	5/11/2017	6/6/2017	5/6/2027		5/6/2027		5.27000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.25546%	Actual/360
18	Raley’s Towne Centre	124	17,650,000	17,650,000	1.5%	16,133,178	N	5/26/2017	7/11/2017	6/11/2022	7/11/2022	6/11/2027		4.43000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.41546%	Actual/360
19	Save Mart Portfolio	80	16,000,000	16,000,000	1.4%	16,000,000	N	5/16/2017	7/6/2017	6/6/2027		6/6/2027		4.41538%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.40343%	Actual/360
19.01	Lucky - San Francisco		1,127,085	1,127,085	0.1%
19.02	Lucky - San Bruno		1,094,119	1,094,119	0.1%
19.03	Lucky California - Daly City		1,089,664	1,089,664	0.1%
19.04	Lucky - San Jose I		685,606	685,606	0.1%
19.05	Lucky - San Jose II		656,649	656,649	0.1%
19.06	Lucky - San Leandro		653,086	653,086	0.1%
19.07	Dick’s Sporting Goods - Folsom		618,783	618,783	0.1%
19.08	Lucky - Concord		591,608	591,608	0.1%
19.09	FoodMaxx - Antioch		535,922	535,922	0.0%
19.10	Lucky - Hollister		525,230	525,230	0.0%
19.11	Save Mart - Modesto		507,856	507,856	0.0%
19.12	Dick’s Sporting Goods - Salinas		502,511	502,511	0.0%
19.13	Save Mart - Clovis		494,937	494,937	0.0%
19.14	Save Mart - Grass Valley		491,373	491,373	0.0%
19.15	FoodMaxx - Sacramento		457,071	457,071	0.0%
19.16	Lucky - Hayward I		452,170	452,170	0.0%
19.17	Save Mart - Auburn		441,033	441,033	0.0%
19.18	Save Mart - Tracy		416,086	416,086	0.0%
19.19	S-Mart - Lodi		394,702	394,702	0.0%
19.20	Save Mart - Chico		392,030	392,030	0.0%
19.21	Save Mart - Fresno I		389,802	389,802	0.0%
19.22	Lucky - San Jose III		379,556	379,556	0.0%
19.23	Save Mart - Roseville		364,855	364,855	0.0%
19.24	Lucky - Vacaville I		360,845	360,845	0.0%
19.25	Save Mart - Elk Grove		347,481	347,481	0.0%
19.26	Save Mart - Fresno II		335,898	335,898	0.0%
19.27	Lucky - Sand City		310,060	310,060	0.0%
19.28	Lucky - Vacaville II		294,468	294,468	0.0%
19.29	Lucky - Hayward		292,240	292,240	0.0%
19.30	Save Mart - Kingsburg		288,231	288,231	0.0%
19.31	Save Mart - Sacramento		228,090	228,090	0.0%
19.32	Lucky - Santa Rosa		216,953	216,953	0.0%
19.33	Save Mart - Jackson		64,000	64,000	0.0%
20	TownePlace Suites - Boynton Beach	137,625	16,000,000	15,964,452	1.4%	13,197,780	N	5/11/2017	6/11/2017		6/11/2017	5/11/2027		5.10000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.08546%	Actual/360
21	Fairlane Meadows	101	15,900,000	15,900,000	1.4%	14,466,647	N	6/2/2017	7/6/2017	6/6/2022	7/6/2022	6/6/2027		4.15000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.13546%	Actual/360
22	TownePlace Suites-VA	83,791	15,610,000	15,585,129	1.3%	11,818,796	N	6/8/2017	7/11/2017		7/11/2017	6/11/2027		5.35000%	0.00259%	0.00610%	0.03250%	0.00050%	0.00035%	5.30796%	Actual/360
22.01	TownePlace Suites Stafford Quantico		8,500,000	8,486,457	0.7%
22.02	TownePlace Suites Fredericksburg		7,110,000	7,098,672	0.6%
23	Hilton Garden Inn - Ames	129,322	14,500,000	14,484,099	1.3%	12,108,237	N	6/2/2017	7/6/2017		7/6/2017	6/6/2027		5.49000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.47546%	Actual/360
24	Stemmons Office Portfolio	43	14,500,000	14,464,396	1.3%	12,137,859	N	6/2/2017	7/11/2017		7/11/2017	6/11/2022		4.92000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.90546%	Actual/360
24.01	7701 Stemmons		6,800,000	6,783,303	0.6%
24.02	8001 Stemmons		5,700,000	5,686,004	0.5%
24.03	8101 Stemmons		2,000,000	1,995,089	0.2%
25	Stonebriar Commons on Legacy	226	14,250,000	14,250,000	1.2%	12,629,717	N	6/2/2017	7/6/2017	6/6/2020	7/6/2020	6/6/2027		5.06000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.04546%	Actual/360
26	Residence Inn Carlsbad	115,396	14,000,000	13,962,940	1.2%	11,217,016	N	5/8/2017	6/6/2017		6/6/2017	5/6/2027		4.24000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.22546%	Actual/360
27	Crossings at Hobart	73	14,000,000	13,921,894	1.2%	10,982,774	N	3/3/2017	4/6/2017		4/6/2017	3/6/2027		4.84000%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	4.82805%	Actual/360
28	US Bank Building - Reno	149	12,680,000	12,663,442	1.1%	10,267,496	N	5/17/2017	7/6/2017		7/6/2017	6/6/2027		4.54630%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.53176%	Actual/360
29	Old Town	154	12,400,000	12,375,543	1.1%	10,409,028	N	5/10/2017	6/6/2017		6/6/2017	5/6/2027		5.65700%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.64246%	Actual/360
30	Lormax Stern Retail Development – Roseville	73	12,000,000	11,986,297	1.0%	9,952,863	N	5/16/2017	7/6/2017		7/6/2017	6/6/2027		5.27400%	0.00000%	0.00610%	0.00500%	0.00050%	0.00035%	5.26205%	Actual/360
31	Alexander Hamilton Plaza	61	11,100,000	11,086,908	1.0%	9,155,207	N	5/30/2017	7/6/2017		7/6/2017	6/6/2027		5.10000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.08546%	Actual/360
32	Cooper Street Retail	125	11,000,000	10,974,257	1.0%	8,999,423	N	5/11/2017	6/11/2017		6/11/2017	5/11/2027		4.85000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.83546%	Actual/360
33	Uptown Row	290	10,700,000	10,700,000	0.9%	9,473,846	N	12/12/2016	2/6/2017	1/6/2020	2/6/2020	1/6/2027		5.00800%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.99346%	Actual/360
34	Home2 Suites - San Antonio	89,978	10,000,000	9,987,533	0.9%	8,813,749	N	5/15/2017	7/11/2017		7/11/2017	6/11/2024		4.80000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.78546%	Actual/360
35	Hampton Inn Northlake	76,627	9,300,000	9,271,817	0.8%	7,048,929	N	5/10/2017	6/6/2017		6/6/2017	5/6/2027		5.37750%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.36296%	Actual/360
36	Holiday Inn Express & Suites - Charlotte-Arrowood	84,355	8,200,000	8,182,460	0.7%	6,803,012	N	4/21/2017	6/11/2017		6/11/2017	5/11/2027		5.28000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.26546%	Actual/360
37	Hughes Airport Center	114	8,025,000	8,025,000	0.7%	8,025,000	N	5/9/2017	7/6/2017	6/6/2027		6/6/2027		4.28300%	0.00259%	0.00610%	0.05250%	0.00050%	0.00035%	4.22096%	Actual/360
38	Boardwalk Shopping Center	192	7,725,000	7,715,475	0.7%	6,321,667	N	6/1/2017	7/11/2017		7/11/2017	6/11/2027		4.86000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.84546%	Actual/360
39	41725 Ford Road	368	7,700,000	7,690,704	0.7%	6,324,920	N	5/15/2017	7/6/2017		7/6/2017	6/6/2027		4.97400%	0.00259%	0.00610%	0.05500%	0.00050%	0.00035%	4.90946%	Actual/360
40	Mini Self Storage & RV	77	7,700,000	7,689,952	0.7%	6,235,783	N	6/1/2017	7/11/2017		7/11/2017	6/11/2027		4.55000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.53546%	Actual/360
41	Crystal Park Plaza	131	7,687,500	7,670,776	0.7%	6,361,569	N	4/28/2017	6/6/2017		6/6/2017	5/6/2027		5.20000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.18546%	Actual/360
42	Clifton Park Self Storage Portfolio	84	7,300,000	7,300,000	0.6%	6,440,249	N	6/8/2017	7/6/2017	6/6/2020	7/6/2020	6/6/2027		4.85000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.83546%	Actual/360
42.01	1772 Route 9		3,950,000	3,950,000	0.3%
42.02	261 Ushers Road - CP		3,350,000	3,350,000	0.3%
43	Hampton Inn & Suites Elyria	74,047	7,200,000	7,182,604	0.6%	4,548,345	N	6/1/2017	7/6/2017		7/6/2017	6/6/2027		5.06000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.04546%	Actual/360
44	North Towne Commons	72	7,050,000	7,026,381	0.6%	5,831,772	N	3/15/2017	5/11/2017		5/11/2017	4/11/2027		5.19000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.17546%	Actual/360
45	Burt Estates MHP	37,349	7,000,000	6,984,317	0.6%	5,766,544	N	5/4/2017	6/11/2017		6/11/2017	5/11/2027		5.06000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.04546%	Actual/360
46	Cardiff Plaza	48	6,750,000	6,741,585	0.6%	5,512,781	N	6/9/2017	7/11/2017		7/11/2017	6/11/2027		4.80000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.78546%	Actual/360
47	Candlewood Suites New Bern	73,913	6,000,000	5,986,947	0.5%	4,965,127	N	5/5/2017	6/6/2017		6/6/2017	5/6/2027		5.20000%	0.00259%	0.00610%	0.06250%	0.00050%	0.00035%	5.12796%	Actual/360
48	Hampton Inn - Anderson	83,901	6,000,000	5,956,964	0.5%	3,784,260	N	4/3/2017	5/11/2017		5/11/2017	4/11/2027		5.02000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.00546%	Actual/360
49	Fairfield Inn & Suites - Greenwood	78,381	6,000,000	5,956,964	0.5%	3,784,260	N	4/3/2017	5/11/2017		5/11/2017	4/11/2027		5.02000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.00546%	Actual/360
50	Oakbridge Apartments	47,957	5,770,000	5,754,847	0.5%	4,629,534	N	4/28/2017	6/6/2017		6/6/2017	5/6/2027		4.28000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.26546%	Actual/360
51	Valley High & San Pedro MHC	17,024	5,625,000	5,618,064	0.5%	4,603,156	N	5/31/2017	7/11/2017		7/11/2017	6/11/2027		4.86000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.84546%	Actual/360

A-1-5

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Cut-off Date Balance Per Unit/SF (6)	Original Balance ($)	Cut-off Date Balance ($)	% of Aggregate Cut-off Date Balance	Maturity Date or ARD Balloon Payment ($)	ARD Loan	Origination Date	First Pay Date	Last IO Pay Date	First P&I Pay Date	Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	Gross Mortgage Rate	Trust Advisor Fee	Certificate Administrator Fee Rate	Servicing Fee	CREFC® IP Royalty License Fee Rate	Asset Representations Reviewer Fee Rate	Net Mortgage Rate	Interest Accrual Method
52	Valley View Estates MHP	23,820	5,550,000	5,550,000	0.5%	4,788,124	N	4/28/2017	6/11/2017	5/11/2019	6/11/2019	5/11/2027		4.88000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.86546%	Actual/360
53	Ravinia Estates	24,829	5,400,000	5,387,876	0.5%	4,447,032	N	5/10/2017	6/11/2017		6/11/2017	5/11/2027		5.05000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.03546%	Actual/360
54	Sycamore Terrace	113	5,363,000	5,363,000	0.5%	4,623,460	N	5/4/2017	6/6/2017	5/6/2019	6/6/2019	5/6/2027		4.85200%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.83746%	Actual/360
55	Wakefield Apartments	80,000	5,360,000	5,360,000	0.5%	4,472,047	N	6/2/2017	7/11/2017	6/11/2018	7/11/2018	6/11/2027		4.60000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.58546%	Actual/360
56	Stonefield Place Apartments	55,060	5,300,000	5,285,775	0.5%	4,235,923	N	4/28/2017	6/6/2017		6/6/2017	5/6/2027		4.17000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.15546%	Actual/360
57	Imperial Clark Center - Downey CA	246	5,100,000	5,100,000	0.4%	5,100,000	N	4/26/2017	6/11/2017	5/11/2027		5/11/2027		4.63000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.61546%	Actual/360
58	La Quinta Florence KY	67,468	5,000,000	4,992,645	0.4%	3,902,158	N	5/23/2017	7/6/2017		7/6/2017	6/6/2027		4.97000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.95546%	Actual/360
59	Orchards Market Center	107	4,860,000	4,860,000	0.4%	4,256,905	N	4/26/2017	6/11/2017	5/11/2020	6/11/2020	5/11/2027		4.53000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.51546%	Actual/360
60	35 North Raymond Avenue	384	4,487,000	4,481,609	0.4%	3,688,839	N	6/1/2017	7/11/2017		7/11/2017	6/11/2027		5.00000%	0.00259%	0.00610%	0.08250%	0.00050%	0.00035%	4.90796%	Actual/360
61	Pin Oak Crossing	128	4,200,000	4,200,000	0.4%	4,200,000	N	6/2/2017	7/6/2017	6/6/2027		6/6/2027		4.15000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.13546%	Actual/360
62	Rite Aid - Allentown	274	4,000,000	3,995,059	0.3%	3,272,270	N	6/9/2017	7/11/2017		7/11/2017	6/11/2027		4.85000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.83546%	Actual/360
63	StoreRight Ocala	46	3,525,000	3,520,531	0.3%	2,870,037	N	6/2/2017	7/6/2017		7/6/2017	6/6/2027		4.70800%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.69346%	Actual/360
64	Maximus Self Storage	51	3,500,000	3,496,198	0.3%	2,927,208	N	5/15/2017	7/6/2017		7/6/2017	6/6/2027		5.54000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.52546%	Actual/360
65	StoreRight Jacksonville	71	3,500,000	3,495,563	0.3%	2,849,683	N	6/2/2017	7/6/2017		7/6/2017	6/6/2027		4.70800%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.69346%	Actual/360
66	StoreRight Tampa	55	3,350,000	3,345,753	0.3%	2,727,553	N	6/2/2017	7/6/2017		7/6/2017	6/6/2027		4.70800%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.69346%	Actual/360
67	Allmark Plaza	194	3,300,000	3,292,545	0.3%	2,714,976	N	5/5/2017	6/11/2017		6/11/2017	5/11/2027		5.02000%	0.00259%	0.00610%	0.08250%	0.00050%	0.00035%	4.92796%	Actual/360
68	Shoppes at Hunters Run	153	3,300,000	3,288,237	0.3%	2,702,353	N	4/6/2017	5/11/2017		5/11/2017	4/11/2027		4.88000%	0.00259%	0.00610%	0.06250%	0.00050%	0.00035%	4.80796%	Actual/360
69	Macon Plaza	27	3,100,000	3,096,178	0.3%	2,536,851	N	6/2/2017	7/6/2017		7/6/2017	6/6/2027		4.86000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.84546%	Actual/360
70	Out O’ Space Storage North Charleston	62	2,812,500	2,812,500	0.2%	2,423,784	N	5/18/2017	7/11/2017	6/11/2019	7/11/2019	6/11/2027		4.84000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.82546%	Actual/360
71	Elsea MHP Portfolio	10,292	2,550,000	2,542,198	0.2%	1,928,827	N	5/2/2017	6/11/2017		6/11/2017	5/11/2027		5.32000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.30546%	Actual/360
71.01	Rustic Ridge		1,541,000	1,536,285	0.1%
71.02	Carousel Court		1,009,000	1,005,913	0.1%
72	300 Northern Pacific Avenue	69	2,400,000	2,397,090	0.2%	2,211,719	N	5/31/2017	7/11/2017		7/11/2017	6/11/2022		4.95000%	0.00259%	0.00610%	0.08250%	0.00050%	0.00035%	4.85796%	Actual/360
73	Mobile City MHC	20,730	2,200,000	2,197,342	0.2%	1,806,884	N	6/1/2017	7/11/2017		7/11/2017	6/11/2027		4.97000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.95546%	Actual/360
74	Park Village	50	2,100,000	2,095,126	0.2%	1,720,350	N	5/2/2017	6/11/2017		6/11/2017	5/11/2027		4.89000%	0.00259%	0.00610%	0.07250%	0.00050%	0.00035%	4.80796%	Actual/360
75	Chapel Ridge Shoppes	124	1,400,000	1,395,273	0.1%	1,036,065	N	5/1/2017	6/11/2017		6/11/2017	5/11/2027		4.72000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	4.70546%	Actual/360
76	Streetside at Thomas Crossroads	106	1,342,000	1,339,018	0.1%	1,106,963	N	4/21/2017	6/11/2017		6/11/2017	5/11/2027		5.10000%	0.00259%	0.00610%	0.00500%	0.00050%	0.00035%	5.08546%	Actual/360

A-1-6

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Monthly P&I Payment ($)	Amortization Type	Interest Accrual Method During IO	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Original IO Period (Mos.)	Remaining IO Period (Mos.)	Original Amort Term (Mos.)	Remaining Amort Term (Mos.)	Seasoning	Prepayment Provisions	Grace Period Default (Days) (3)	Grace Period Late (Days) (3)	Appraised Value ($) (4)	Appraisal Date	Coop -Rental Value	Coop - LTV as Rental	Coop - Unsold Percent
1	General Motors Building	333,273.73	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(88),O(7)	0	0	4,800,000,000	5/8/2017
2	Del Amo Fashion Center	185,414.93	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(88),O(7)	0	0	1,155,000,000	4/23/2017
3	245 Park Avenue	170,516.68	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(91),O(4)	0	0	2,210,000,000	4/1/2017
4	Starwood Capital Group Hotel Portfolio	189,512.73	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(12),GRTR 1% or YM(105),O(3)	0	0	956,000,000	4/23/2017
4.01	Larkspur Landing Sunnyvale														52,100,000	4/23/2017
4.02	Larkspur Landing Milpitas														43,900,000	4/23/2017
4.03	Larkspur Landing Campbell														38,600,000	4/23/2017
4.04	Larkspur Landing San Francisco														31,800,000	4/23/2017
4.05	Larkspur Landing Pleasanton														31,100,000	4/23/2017
4.06	Larkspur Landing Bellevue														27,700,000	4/23/2017
4.07	Larkspur Landing Sacramento														20,700,000	4/23/2017
4.08	Hampton Inn Ann Arbor North														20,200,000	4/23/2017
4.09	Larkspur Landing Hillsboro														20,200,000	4/23/2017
4.10	Larkspur Landing Renton														20,000,000	4/23/2017
4.11	Holiday Inn Arlington Northeast Rangers Ballpark														19,200,000	4/23/2017
4.12	Residence Inn Toledo Maumee														19,000,000	4/23/2017
4.13	Residence Inn Williamsburg														18,200,000	4/23/2017
4.14	Hampton Inn Suites Waco South														16,800,000	4/23/2017
4.15	Holiday Inn Louisville Airport Fair Expo														16,500,000	4/23/2017
4.16	Courtyard Tyler														16,200,000	4/23/2017
4.17	Hilton Garden Inn Edison Raritan Center														16,200,000	4/23/2017
4.18	Hilton Garden Inn St Paul Oakdale														16,000,000	4/23/2017
4.19	Residence Inn Grand Rapids West														15,800,000	4/23/2017
4.20	Peoria, AZ Residence Inn														15,700,000	4/23/2017
4.21	Hampton Inn Suites Bloomington Normal														15,600,000	4/23/2017
4.22	Courtyard Chico														15,300,000	4/23/2017
4.23	Hampton Inn Suites South Bend														14,800,000	4/23/2017
4.24	Hampton Inn Suites Kokomo														14,800,000	4/23/2017
4.25	Courtyard Wichita Falls														14,100,000	4/23/2017
4.26	Hampton Inn Morehead														13,700,000	4/23/2017
4.27	Residence Inn Chico														13,300,000	4/23/2017
4.28	Courtyard Lufkin														12,700,000	4/23/2017
4.29	Hampton Inn Carlisle														12,600,000	4/23/2017
4.30	Springhill Suites Williamsburg														12,600,000	4/23/2017
4.31	Fairfield Inn Bloomington														12,500,000	4/23/2017
4.32	Waco Residence Inn														12,200,000	4/23/2017
4.33	Holiday Inn Express Fishers														11,400,000	4/23/2017
4.34	Larkspur Landing Folsom														11,100,000	4/23/2017
4.35	Springhill Suites Chicago Naperville Warrenville														10,500,000	4/23/2017
4.36	Holiday Inn Express & Suites Paris														10,400,000	4/23/2017
4.37	Toledo Homewood Suites														10,400,000	4/23/2017
4.38	Grand Rapids Homewood Suites														10,100,000	4/23/2017
4.39	Fairfield Inn Laurel														9,400,000	4/23/2017
4.40	Cheyenne Fairfield Inn and Suites														9,400,000	4/23/2017
4.41	Courtyard Akron Stow														9,200,000	4/23/2017
4.42	Towneplace Suites Bloomington														8,700,000	4/23/2017
4.43	Larkspur Landing Roseville														8,700,000	4/23/2017
4.44	Hampton Inn Danville														8,600,000	4/23/2017
4.45	Holiday Inn Norwich														8,500,000	4/23/2017
4.46	Hampton Inn Suites Longview North														8,400,000	4/23/2017
4.47	Springhill Suites Peoria Westlake														8,400,000	4/23/2017
4.48	Hampton Inn Suites Buda														8,300,000	4/23/2017
4.49	Shawnee Hampton Inn														8,300,000	4/23/2017
4.50	Racine Fairfield Inn														8,100,000	4/23/2017
4.51	Hampton Inn Selinsgrove Shamokin Dam														7,900,000	4/23/2017
4.52	Holiday Inn Express & Suites Terrell														7,500,000	4/23/2017
4.53	Westchase Homewood Suites														9,800,000	4/23/2017
4.54	Holiday Inn Express & Suites Tyler South														7,200,000	4/23/2017
4.55	Holiday Inn Express & Suites Huntsville														6,900,000	4/23/2017
4.56	Hampton Inn Sweetwater														6,300,000	4/23/2017
4.57	Comfort Suites Buda Austin South														5,300,000	4/23/2017
4.58	Fairfield Inn & Suites Weatherford														5,000,000	4/23/2017
4.59	Holiday Inn Express & Suites Altus														4,600,000	4/23/2017
4.60	Comfort Inn & Suites Paris														3,600,000	4/23/2017
4.61	Hampton Inn Suites Decatur														3,600,000	4/23/2017
4.62	Holiday Inn Express & Suites Texarkana East														4,100,000	4/23/2017
4.63	Mankato Fairfield Inn														3,600,000	4/23/2017
4.64	Candlewood Suites Texarkana														2,600,000	4/23/2017
4.65	Country Inn & Suites Houston Intercontinental Airport East														3,200,000	4/23/2017
5	Long Island Prime Portfolio - Melville	179,187.96	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(88),O(7)	0	0	206,000,000	3/24/2017
5.01	68 South Service Road														100,000,000	3/24/2017
5.02	58 South Service Road														85,000,000	3/24/2017
5.03	48 South Service Road														21,000,000	3/24/2017
6	225 & 233 Park Avenue South	138,829.27	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(90),O(5)	0	0	750,000,000	4/1/2017
7	Market Street -The Woodlands	155,315.10	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(88),O(7)	0	0	326,190,000	4/11/2017
8	iStar Leased Fee Portfolio	130,180.80	Interest-only, ARD	Actual/360	120	117	120	117	0	0	3	L(27),GRTR 1% or YM or D(88),O(5)	0	0	346,160,000	Various
8.01	Hilton Salt Lake														79,900,000	2/20/2017
8.02	DoubleTree Seattle Airport														75,700,000	2/27/2017
8.03	DoubleTree Mission Valley														55,000,000	2/16/2017
8.04	One Ally Center														46,140,000	2/23/2017
8.05	DoubleTree Sonoma														27,700,000	2/15/2017
8.06	DoubleTree Durango														24,400,000	2/17/2017
8.07	Northside Forsyth Hospital Medical Center														11,000,000	2/22/2017
8.08	NASA/JPSS Headquarters														7,550,000	2/15/2017
8.09	Dallas Market Center: Sheraton Suites														6,000,000	2/20/2017
8.10	Dallas Market Center: Marriott Courtyard														5,400,000	2/20/2017
8.11	The Buckler Apartments														5,300,000	2/17/2017
8.12	Lock-Up Self Storage Facility														2,070,000	2/21/2017
9	Valley Creek Corporate Center	168,256.29	Interest-only, Amortizing Balloon	Actual/360	120	119	60	59	360	360	1	L(25),D(90),O(5)	0	0	49,100,000	2/17/2017
10	Amazon Lakeland	128,810.53	Interest-only, Balloon	Actual/360	108	108	108	108	0	0	0	L(24),D(80),O(4)	0	0	88,000,000	8/31/2016
11	ExchangeRight Net Leased Portfolio #16	109,977.24	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(25),D(91),O(4)	0	0	55,240,000	Various
11.01	Walgreens - St. Louis, MO														7,100,000	4/15/2017
11.02	Hobby Lobby - Mansfield, TX														7,500,000	4/18/2017
11.03	Walgreens - North Ridgeville, OH														5,600,000	4/15/2017
11.04	Walgreens - Hammond, IN														5,125,000	4/24/2017
11.05	Tractor Supply - Royse City, TX														4,600,000	4/18/2017
A-1-7

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Monthly P&I Payment ($)	Amortization Type	Interest Accrual Method During IO	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Original IO Period (Mos.)	Remaining IO Period (Mos.)	Original Amort Term (Mos.)	Remaining Amort Term (Mos.)	Seasoning	Prepayment Provisions	Grace Period Default (Days) (3)	Grace Period Late (Days) (3)	Appraised Value ($) (4)	Appraisal Date	Coop -Rental Value	Coop - LTV as Rental	Coop - Unsold Percent
11.06	Tractor Supply - Kuna, ID														3,900,000	4/12/2017
11.07	Walgreens - Baytown, TX														3,840,000	4/15/2017
11.08	Dollar General - Washington, PA														2,135,000	3/26/2017
11.09	Dollar General - Tampa, FL														2,160,000	4/21/2017
11.10	Dollar General - Butler, PA														1,675,000	3/26/2017
11.11	Dollar General - Jermyn, PA														1,575,000	4/17/2017
11.12	Dollar General - Leesport, PA														1,450,000	4/17/2017
11.13	Dollar General - Evansville, IN														1,285,000	3/2/2017
11.14	Family Dollar - Baton Rouge, LA														1,200,000	5/1/2017
11.15	Sherwin Williams - Peoria, IL														1,475,000	4/10/2017
11.16	Dollar General - Baton Rouge, LA														1,350,000	4/15/2017
11.17	Advance Auto Parts - Normal, IL														1,200,000	4/10/2017
11.18	Advance Auto Parts - Zion, IL														1,200,000	4/24/2017
11.19	Advance Auto Parts - St. Louis, MO														870,000	4/22/2017
12	Raleigh Marriott City Center	159,948.20	Interest-only, Amortizing Balloon	Actual/360	60	59	24	23	360	360	1	L(25),D(31),O(4)	5	5	108,000,000	3/30/2017
13	2851 Junction	97,941.67	Interest-only, Balloon	Actual/360	120	118	120	118	0	0	2	L(26),D(87),O(7)	0	0	83,000,000	4/24/2017
14	123 William Street	108,414.29	Interest-only, Balloon	Actual/360	120	116	120	116	0	0	4	GRTR 1% or YM(28),GRTR 1% or YM or D(88),O(4)	0	0	290,000,000	2/1/2017
15	Banner Bank	129,963.43	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	42,500,000	4/6/2017
16	AmberGlen Corporate Center	62,320.37	Interest-only, Balloon	Actual/360	120	118	120	118	0	0	2	L(26),D(90),O(4)	0	0	44,300,000	4/18/2017
16.01	2430 NW 206th														15,690,000	4/18/2017
16.02	1195 NW Compton Drive														15,740,000	4/18/2017
16.03	2345 NW Amberbrook														12,870,000	4/18/2017
17	Highland Park Mixed Use	85,491.11	Interest-only, Balloon	Actual/360	120	118	120	118	0	0	2	L(26),D(87),O(7)	0	5	27,150,000	4/1/2017
18	Raley’s Towne Centre	88,697.35	Interest-only, Amortizing Balloon	Actual/360	120	119	60	59	360	360	1	L(25),D(91),O(4)	0	5	25,600,000	4/1/2017
19	Save Mart Portfolio	59,689.34	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(6),GRTR 1% or YM(107),O(7)	0	0	361,740,000	Various
19.01	Lucky - San Francisco														25,300,000	2/10/2017
19.02	Lucky - San Bruno														24,560,000	2/10/2017
19.03	Lucky California - Daly City														24,460,000	2/10/2017
19.04	Lucky - San Jose I														15,390,000	2/8/2017
19.05	Lucky - San Jose II														14,740,000	2/8/2017
19.06	Lucky - San Leandro														14,660,000	2/10/2017
19.07	Dick’s Sporting Goods - Folsom														13,890,000	2/10/2017
19.08	Lucky - Concord														13,280,000	2/10/2017
19.09	FoodMaxx - Antioch														12,030,000	2/10/2017
19.10	Lucky - Hollister														11,790,000	2/8/2017
19.11	Save Mart - Modesto														11,400,000	2/10/2017
19.12	Dick’s Sporting Goods - Salinas														11,280,000	2/8/2017
19.13	Save Mart - Clovis														11,110,000	2/10/2017
19.14	Save Mart - Grass Valley														11,030,000	2/10/2017
19.15	FoodMaxx - Sacramento														10,260,000	2/10/2017
19.16	Lucky - Hayward I														10,150,000	2/10/2017
19.17	Save Mart - Auburn														9,900,000	2/10/2017
19.18	Save Mart - Tracy														9,340,000	2/10/2017
19.19	S-Mart - Lodi														8,860,000	2/10/2017
19.20	Save Mart - Chico														8,800,000	2/10/2017
19.21	Save Mart - Fresno I														8,750,000	2/10/2017
19.22	Lucky - San Jose III														8,520,000	2/8/2017
19.23	Save Mart - Roseville														8,190,000	2/10/2017
19.24	Lucky - Vacaville I														8,100,000	2/10/2017
19.25	Save Mart - Elk Grove														7,800,000	2/10/2017
19.26	Save Mart - Fresno II														7,540,000	2/10/2017
19.27	Lucky - Sand City														6,960,000	2/8/2017
19.28	Lucky - Vacaville II														6,610,000	2/10/2017
19.29	Lucky - Hayward														6,560,000	2/10/2017
19.30	Save Mart - Kingsburg														6,470,000	2/10/2017
19.31	Save Mart - Sacramento														5,120,000	2/10/2017
19.32	Lucky - Santa Rosa														4,870,000	2/10/2017
19.33	Save Mart - Jackson														4,020,000	2/10/2017
20	TownePlace Suites - Boynton Beach	86,871.96	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(91),O(3)	0	0	22,000,000	3/31/2017
21	Fairlane Meadows	77,290.43	Interest-only, Amortizing Balloon	Actual/360	120	119	60	59	360	360	1	L(25),D(91),O(4)	0	0	30,000,000	4/4/2017
22	TownePlace Suites-VA	94,465.78	Amortizing Balloon		120	119	0	0	300	299	1	L(25),D(91),O(4)	0	0	22,300,000	3/15/2017
22.01	TownePlace Suites Stafford Quantico														12,100,000	3/15/2017
22.02	TownePlace Suites Fredericksburg														10,200,000	3/15/2017
23	Hilton Garden Inn - Ames	82,238.45	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	24,200,000	5/1/2018
24	Stemmons Office Portfolio	95,053.94	Amortizing Balloon		60	59	0	0	240	239	1	L(25),D(31),O(4)	0	0	41,100,000	5/8/2017
24.01	7701 Stemmons														18,500,000	5/8/2017
24.02	8001 Stemmons														16,050,000	5/8/2017
24.03	8101 Stemmons														6,550,000	5/8/2017
25	Stonebriar Commons on Legacy	77,020.47	Interest-only, Amortizing Balloon	Actual/360	120	119	36	35	360	360	1	L(25),D(91),O(4)	0	0	25,000,000	2/23/2017
26	Residence Inn Carlsbad	68,789.65	Amortizing Balloon		120	118	0	0	360	358	2	L(24),GRTR 1% or YM(90),O(6)	0	0	27,600,000	3/20/2017
27	Crossings at Hobart	76,817.16	Amortizing Balloon		120	116	0	0	330	326	4	L(28),GRTR 1% or YM(87),O(5)	0	0	91,800,000	4/24/2017
28	US Bank Building - Reno	64,597.00	Amortizing Balloon		120	119	0	0	360	359	1	L(24),GRTR 1% or YM(92),O(4)	0	0	18,300,000	4/17/2017
29	Old Town	71,632.12	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	21,800,000	4/4/2017
30	Lormax Stern Retail Development – Roseville	66,442.94	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(88),O(7)	0	0	62,200,000	2/20/2017
31	Alexander Hamilton Plaza	60,267.42	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(90),O(5)	0	0	16,900,000	3/9/2017
32	Cooper Street Retail	58,046.10	Amortizing Balloon		120	118	0	0	360	358	2	L(26),GRTR 1% or YM(91),O(3)	0	0	16,000,000	3/31/2017
33	Uptown Row	57,492.24	Interest-only, Amortizing Balloon	Actual/360	120	114	36	30	360	360	6	L(30),D(86),O(4)	0	0	15,950,000	11/8/2016
34	Home2 Suites - San Antonio	52,466.54	Amortizing Balloon		84	83	0	0	360	359	1	L(25),GRTR 1% or YM(46),O(13)	0	0	17,400,000	3/15/2017
35	Hampton Inn Northlake	56,431.79	Amortizing Balloon		120	118	0	0	300	298	2	L(26),D(90),O(4)	0	0	13,300,000	3/7/2017
36	Holiday Inn Express & Suites - Charlotte-Arrowood	45,433.19	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(91),O(3)	0	0	13,000,000	2/6/2017
37	Hughes Airport Center	29,040.38	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(24),GRTR 1% or YM(91),O(5)	0	0	14,540,000	3/29/2017
38	Boardwalk Shopping Center	40,811.03	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	11,500,000	2/23/2017
39	41725 Ford Road	41,213.00	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	11,850,000	4/21/2017
40	Mini Self Storage & RV	39,243.86	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	11,550,000	4/4/2017
41	Crystal Park Plaza	42,212.90	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	10,500,000	4/7/2017
42	Clifton Park Self Storage Portfolio	38,521.50	Interest-only, Amortizing Balloon	Actual/360	120	119	36	35	360	360	1	L(25),D(91),O(4)	0	0	11,050,000	3/27/2017
42.01	1772 Route 9														5,470,000	3/27/2017
42.02	261 Ushers Road - CP														4,780,000	3/27/2017
43	Hampton Inn & Suites Elyria	47,755.78	Amortizing Balloon		120	119	0	0	240	239	1	L(25),D(91),O(4)	0	0	13,300,000	4/1/2017
44	North Towne Commons	38,668.78	Amortizing Balloon		120	117	0	0	360	357	3	L(27),D(90),O(3)	0	0	10,040,000	2/3/2017
45	Burt Estates MHP	37,834.62	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(91),O(3)	0	0	10,550,000	3/8/2017
46	Cardiff Plaza	35,414.91	Amortizing Balloon		120	119	0	0	360	359	1	L(25),GRTR 1% or YM(91),O(4)	0	0	10,500,000	3/28/2017
47	Candlewood Suites New Bern	32,946.65	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	10,100,000	3/14/2017
48	Hampton Inn - Anderson	39,663.66	Amortizing Balloon		120	117	0	0	240	237	3	L(27),D(90),O(3)	0	0	10,000,000	3/1/2017
49	Fairfield Inn & Suites - Greenwood	39,663.66	Amortizing Balloon		120	117	0	0	240	237	3	L(27),D(90),O(3)	0	0	9,200,000	3/1/2017
50	Oakbridge Apartments	28,486.36	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	8,450,000	4/4/2017
51	Valley High & San Pedro MHC	29,716.77	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(92),O(3)	0	0	7,500,000	4/4/2017

A-1-8

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Monthly P&I Payment ($)	Amortization Type	Interest Accrual Method During IO	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Original IO Period (Mos.)	Remaining IO Period (Mos.)	Original Amort Term (Mos.)	Remaining Amort Term (Mos.)	Seasoning	Prepayment Provisions	Grace Period Default (Days) (3)	Grace Period Late (Days) (3)	Appraised Value ($) (4)	Appraisal Date	Coop -Rental Value	Coop - LTV as Rental	Coop - Unsold Percent
52	Valley View Estates MHP	29,387.90	Interest-only, Amortizing Balloon	Actual/360	120	118	24	22	360	360	2	L(26),D(87),O(7)	0	0	8,400,000	3/15/2017
53	Ravinia Estates	29,153.60	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(87),O(7)	0	0	8,170,000	3/5/2017
54	Sycamore Terrace	28,306.61	Interest-only, Amortizing Balloon	Actual/360	120	118	24	22	360	360	2	L(26),D(89),O(5)	0	0	7,400,000	3/18/2017
55	Wakefield Apartments	27,477.74	Interest-only, Amortizing Balloon	Actual/360	120	119	12	11	360	360	1	L(25),D(92),O(3)	0	0	7,290,000	4/27/2017
56	Stonefield Place Apartments	25,825.19	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	8,200,000	4/4/2017
57	Imperial Clark Center - Downey CA	19,950.80	Interest-only, Balloon	Actual/360	120	118	120	118	0	0	2	L(26),D(87),O(7)	0	0	8,920,000	3/15/2017
58	La Quinta Florence KY	28,062.88	Amortizing Balloon		120	119	0	0	324	323	1	L(25),D(91),O(4)	0	0	9,100,000	4/7/2017
59	Orchards Market Center	24,711.61	Interest-only, Amortizing Balloon	Actual/360	120	118	36	34	360	360	2	L(26),D(90),O(4)	0	0	8,300,000	3/10/2017
60	35 North Raymond Avenue	24,087.19	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(88),O(7)	0	0	8,000,000	4/10/2017
61	Pin Oak Crossing	14,726.74	Interest-only, Balloon	Actual/360	120	119	120	119	0	0	1	L(23),GRTR 1% or YM(93),O(4)	0	0	8,400,000	5/2/2017
62	Rite Aid - Allentown	21,107.67	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(92),O(3)	0	0	5,740,000	3/15/2017
63	StoreRight Ocala	18,298.94	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	6,200,000	3/27/2017
64	Maximus Self Storage	19,960.54	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	5,420,000	3/10/2017
65	StoreRight Jacksonville	18,169.16	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	5,400,000	3/23/2017
66	StoreRight Tampa	17,390.48	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	5,740,000	3/24/2017
67	Allmark Plaza	17,755.47	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	5,600,000	2/16/2017
68	Shoppes at Hunters Run	17,473.89	Amortizing Balloon		120	117	0	0	360	357	3	L(27),D(89),O(4)	0	0	4,640,000	3/3/2017
69	Macon Plaza	16,377.24	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(91),O(4)	0	0	6,100,000	4/15/2017
70	Out O’ Space Storage North Charleston	14,824.29	Interest-only, Amortizing Balloon	Actual/360	120	119	24	23	360	360	1	L(25),GRTR 1% or YM(89),O(6)	0	0	4,100,000	4/17/2017
71	Elsea MHP Portfolio	15,386.31	Amortizing Balloon		120	118	0	0	300	298	2	L(26),D(90),O(4)	0	0	4,600,000	11/9/2016
71.01	Rustic Ridge														2,780,000	11/9/2016
71.02	Carousel Court														1,820,000	11/9/2016
72	300 Northern Pacific Avenue	12,810.48	Amortizing Balloon		60	59	0	0	360	359	1	L(25),D(31),O(4)	0	0	4,050,000	2/21/2017
73	Mobile City MHC	11,769.77	Amortizing Balloon		120	119	0	0	360	359	1	L(25),D(92),O(3)	0	0	3,460,000	5/5/2017
74	Park Village	11,132.50	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(90),O(4)	0	0	3,225,000	3/31/2017
75	Chapel Ridge Shoppes	7,957.50	Amortizing Balloon		120	118	0	0	300	298	2	L(26),D(90),O(4)	0	0	2,600,000	3/10/2017
76	Streetside at Thomas Crossroads	7,286.39	Amortizing Balloon		120	118	0	0	360	358	2	L(26),D(91),O(3)	0	0	2,140,000	2/20/2017

A-1-9

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Coop - Sponsor Units	Coop - Investor Units	Coop - Units	Coop - Sponsor Carry	Coop - Committed Secondary Debt	U/W NOI DSCR (x) (5) (6)	U/W NCF DSCR (x) (5) (6)	Cut-off Date LTV Ratio (4) (5) (6)	LTV Ratio at Maturity or ARD (4) (5) (6)	Cut-off Date U/W NOI Debt Yield (5) (6)	Cut-off Date U/W NCF Debt Yield (5) (6)	U/W Revenues ($) (2) (7)	U/W Expenses ($)	U/W Net Operating Income ($)	U/W Replacement ($)	U/W TI/LC ($)	U/W Net Cash Flow ($)	Occupancy Rate (2) (7)	Occupancy as-of Date	U/W Hotel ADR	U/W Hotel RevPAR	Most Recent Period
1	General Motors Building						4.45	4.33	30.6%	30.6%	15.5%	15.1%	334,764,418	107,458,009	227,306,409	397,997	5,363,618	221,544,794	95.0%	6/1/2017			Actual 2016
2	Del Amo Fashion Center						3.48	3.34	39.8%	39.8%	12.9%	12.4%	81,259,520	21,915,628	59,343,892	223,460	2,154,999	56,965,434	85.2%	5/15/2017			TTM 3/31/2017
3	245 Park Avenue						2.87	2.73	48.9%	48.9%	10.7%	10.1%	177,756,680	62,448,738	115,307,942	551,678	5,191,362	109,564,903	91.1%	2/28/2017			TTM 3/31/2017
4	Starwood Capital Group Hotel Portfolio						3.05	2.72	60.4%	60.4%	13.9%	12.4%	213,600,210	133,537,987	80,062,224	8,732,831	0	71,329,392	74.6%	3/31/2017	119	89	TTM 3/31/2017
4.01	Larkspur Landing Sunnyvale												7,774,225	3,291,296	4,482,930	310,969	0	4,171,961	83.8%	3/31/2017	200	167	TTM 3/31/2017
4.02	Larkspur Landing Milpitas												6,764,028	2,931,310	3,832,718	270,561	0	3,562,157	85.7%	3/31/2017	173	148	TTM 3/31/2017
4.03	Larkspur Landing Campbell												6,059,570	2,617,761	3,441,809	242,383	0	3,199,426	84.3%	3/31/2017	166	140	TTM 3/31/2017
4.04	Larkspur Landing San Francisco												5,697,514	3,043,028	2,654,485	227,901	0	2,426,585	84.9%	3/31/2017	164	140	TTM 3/31/2017
4.05	Larkspur Landing Pleasanton												5,193,352	2,547,257	2,646,096	207,734	0	2,438,362	82.9%	3/31/2017	137	114	TTM 3/31/2017
4.06	Larkspur Landing Bellevue												4,692,425	2,331,202	2,361,223	187,697	0	2,173,526	78.8%	3/31/2017	128	101	TTM 3/31/2017
4.07	Larkspur Landing Sacramento												4,214,257	2,228,775	1,985,482	168,570	0	1,816,912	83.0%	3/31/2017	111	92	TTM 3/31/2017
4.08	Hampton Inn Ann Arbor North												4,826,301	2,797,123	2,029,178	193,052	0	1,836,126	73.9%	3/31/2017	137	101	TTM 3/31/2017
4.09	Larkspur Landing Hillsboro												3,941,272	2,074,859	1,866,414	157,651	0	1,708,763	74.1%	3/31/2017	116	86	TTM 3/31/2017
4.10	Larkspur Landing Renton												4,423,020	2,551,967	1,871,053	176,921	0	1,694,132	80.3%	3/31/2017	117	94	TTM 3/31/2017
4.11	Holiday Inn Arlington Northeast Rangers Ballpark												5,568,856	3,808,855	1,760,001	222,754	0	1,537,247	78.3%	3/31/2017	115	90	TTM 3/31/2017
4.12	Residence Inn Toledo Maumee												4,066,425	2,394,233	1,672,192	203,321	0	1,468,871	81.7%	3/31/2017	124	101	TTM 3/31/2017
4.13	Residence Inn Williamsburg												3,955,706	2,438,734	1,516,972	158,228	0	1,358,744	73.0%	3/31/2017	134	98	TTM 3/31/2017
4.14	Hampton Inn Suites Waco South												4,293,844	2,707,299	1,586,545	171,754	0	1,414,791	77.7%	3/31/2017	121	94	TTM 3/31/2017
4.15	Holiday Inn Louisville Airport Fair Expo												4,185,314	2,629,134	1,556,179	167,413	0	1,388,767	72.9%	3/31/2017	136	99	TTM 3/31/2017
4.16	Courtyard Tyler												3,341,364	1,954,349	1,387,014	133,655	0	1,253,360	58.8%	3/31/2017	107	63	TTM 3/31/2017
4.17	Hilton Garden Inn Edison Raritan Center												5,848,958	4,297,603	1,551,356	233,958	0	1,317,397	78.1%	3/31/2017	126	99	TTM 3/31/2017
4.18	Hilton Garden Inn St Paul Oakdale												4,891,094	3,005,604	1,885,490	195,644	0	1,689,847	80.0%	3/31/2017	134	107	TTM 3/31/2017
4.19	Residence Inn Grand Rapids West												3,115,120	1,853,237	1,261,883	155,756	0	1,106,127	72.6%	3/31/2017	129	94	TTM 3/31/2017
4.20	Peoria, AZ Residence Inn												3,248,248	1,960,291	1,287,957	129,930	0	1,158,027	80.8%	3/31/2017	121	98	TTM 3/31/2017
4.21	Hampton Inn Suites Bloomington Normal												3,738,690	2,192,200	1,546,490	149,548	0	1,396,943	70.8%	3/31/2017	112	79	TTM 3/31/2017
4.22	Courtyard Chico												3,850,184	2,256,991	1,593,193	154,007	0	1,439,185	84.6%	3/31/2017	130	110	TTM 3/31/2017
4.23	Hampton Inn Suites South Bend												3,810,167	2,425,550	1,384,616	152,407	0	1,232,210	69.9%	3/31/2017	126	88	TTM 3/31/2017
4.24	Hampton Inn Suites Kokomo												3,680,915	2,278,112	1,402,802	147,237	0	1,255,566	77.9%	3/31/2017	122	95	TTM 3/31/2017
4.25	Courtyard Wichita Falls												3,121,444	1,900,976	1,220,468	124,858	0	1,095,610	77.4%	3/31/2017	110	85	TTM 3/31/2017
4.26	Hampton Inn Morehead												3,154,358	1,934,119	1,220,240	126,174	0	1,094,065	66.6%	3/31/2017	108	72	TTM 3/31/2017
4.27	Residence Inn Chico												3,273,835	1,934,702	1,339,133	130,953	0	1,208,180	88.0%	3/31/2017	129	114	TTM 3/31/2017
4.28	Courtyard Lufkin												2,752,597	1,904,207	848,389	110,104	0	738,285	64.9%	3/31/2017	105	68	TTM 3/31/2017
4.29	Hampton Inn Carlisle												3,439,196	2,184,723	1,254,473	137,568	0	1,116,905	76.1%	3/31/2017	127	96	TTM 3/31/2017
4.30	Springhill Suites Williamsburg												3,361,902	2,351,318	1,010,584	134,476	0	876,108	71.7%	3/31/2017	106	76	TTM 3/31/2017
4.31	Fairfield Inn Bloomington												3,018,966	1,596,788	1,422,178	150,948	0	1,271,230	87.1%	3/31/2017	90	78	TTM 3/31/2017
4.32	Waco Residence Inn												3,136,682	2,098,980	1,037,702	125,467	0	912,234	82.0%	3/31/2017	133	109	TTM 3/31/2017
4.33	Holiday Inn Express Fishers												3,176,451	2,097,965	1,078,486	127,058	0	951,428	67.1%	3/31/2017	111	75	TTM 3/31/2017
4.34	Larkspur Landing Folsom												2,902,483	1,927,519	974,964	116,099	0	858,864	86.4%	3/31/2017	108	93	TTM 3/31/2017
4.35	Springhill Suites Chicago Naperville Warrenville												3,321,573	2,487,672	833,901	166,079	0	667,822	67.1%	3/31/2017	103	69	TTM 3/31/2017
4.36	Holiday Inn Express & Suites Paris												2,343,673	1,451,447	892,227	93,747	0	798,480	72.6%	3/31/2017	104	76	TTM 3/31/2017
4.37	Toledo Homewood Suites												2,929,714	1,868,320	1,061,394	117,189	0	944,205	82.2%	3/31/2017	123	101	TTM 3/31/2017
4.38	Grand Rapids Homewood Suites												3,009,146	2,149,208	859,938	120,366	0	739,572	84.1%	3/31/2017	125	105	TTM 3/31/2017
4.39	Fairfield Inn Laurel												3,127,939	2,345,351	782,588	125,118	0	657,471	79.9%	3/31/2017	97	78	TTM 3/31/2017
4.40	Cheyenne Fairfield Inn and Suites												1,961,942	1,129,873	832,069	78,478	0	753,591	74.6%	3/31/2017	119	89	TTM 3/31/2017
4.41	Courtyard Akron Stow												3,168,035	2,155,198	1,012,837	126,721	0	886,115	65.9%	3/31/2017	118	78	TTM 3/31/2017
4.42	Towneplace Suites Bloomington												2,441,633	1,469,446	972,187	122,082	0	850,105	89.1%	3/31/2017	90	80	TTM 3/31/2017
4.43	Larkspur Landing Roseville												2,851,065	1,950,874	900,191	114,043	0	786,149	79.5%	3/31/2017	106	85	TTM 3/31/2017
4.44	Hampton Inn Danville												2,591,371	1,759,107	832,264	103,655	0	728,609	80.0%	3/31/2017	124	99	TTM 3/31/2017
4.45	Holiday Inn Norwich												4,801,904	3,857,696	944,209	192,076	0	752,132	56.7%	3/31/2017	131	74	TTM 3/31/2017
4.46	Hampton Inn Suites Longview North												2,322,688	1,579,337	743,351	92,908	0	650,443	63.8%	3/31/2017	107	68	TTM 3/31/2017
4.47	Springhill Suites Peoria Westlake												2,918,586	2,302,611	615,975	145,929	0	470,046	63.3%	3/31/2017	100	63	TTM 3/31/2017
4.48	Hampton Inn Suites Buda												2,627,746	1,669,033	958,713	105,110	0	853,603	74.5%	3/31/2017	129	96	TTM 3/31/2017
4.49	Shawnee Hampton Inn												1,892,474	1,198,000	694,474	75,699	0	618,775	77.6%	3/31/2017	106	82	TTM 3/31/2017
4.50	Racine Fairfield Inn												1,812,261	1,135,948	676,314	72,490	0	603,823	68.6%	3/31/2017	116	79	TTM 3/31/2017
4.51	Hampton Inn Selinsgrove Shamokin Dam												2,433,055	1,648,454	784,601	97,322	0	687,279	75.6%	3/31/2017	117	89	TTM 3/31/2017
4.52	Holiday Inn Express & Suites Terrell												2,149,392	1,457,931	691,461	85,976	0	605,485	84.0%	3/31/2017	102	86	TTM 3/31/2017
4.53	Westchase Homewood Suites												2,958,058	2,459,994	498,064	118,322	0	379,742	63.4%	3/31/2017	131	83	TTM 3/31/2017
4.54	Holiday Inn Express & Suites Tyler South												2,128,673	1,443,645	685,027	85,147	0	599,880	65.9%	3/31/2017	98	65	TTM 3/31/2017
4.55	Holiday Inn Express & Suites Huntsville												2,360,887	1,577,065	783,822	94,435	0	689,387	65.5%	3/31/2017	112	73	TTM 3/31/2017
4.56	Hampton Inn Sweetwater												1,585,686	1,121,890	463,796	63,427	0	400,369	62.9%	3/31/2017	95	60	TTM 3/31/2017
4.57	Comfort Suites Buda Austin South												2,082,208	1,457,351	624,857	83,288	0	541,569	76.8%	3/31/2017	98	75	TTM 3/31/2017
4.58	Fairfield Inn & Suites Weatherford												1,659,116	1,281,033	378,083	66,365	0	311,718	63.4%	3/31/2017	82	52	TTM 3/31/2017
4.59	Holiday Inn Express & Suites Altus												1,417,147	1,148,513	268,634	56,686	0	211,948	67.4%	3/31/2017	84	56	TTM 3/31/2017
4.60	Comfort Inn & Suites Paris												1,157,262	859,912	297,350	46,290	0	251,060	67.4%	3/31/2017	84	56	TTM 3/31/2017
4.61	Hampton Inn Suites Decatur												1,550,317	1,308,093	242,224	62,013	0	180,212	64.6%	3/31/2017	88	57	TTM 3/31/2017
4.62	Holiday Inn Express & Suites Texarkana East												1,638,961	1,406,520	232,441	65,558	0	166,883	66.5%	3/31/2017	76	50	TTM 3/31/2017
4.63	Mankato Fairfield Inn												1,236,472	1,037,465	199,007	49,459	0	149,548	58.0%	3/31/2017	94	54	TTM 3/31/2017
4.64	Candlewood Suites Texarkana												1,239,140	1,073,951	165,190	49,566	0	115,624	75.0%	3/31/2017	55	41	TTM 3/31/2017
4.65	Country Inn & Suites Houston Intercontinental Airport East												1,363,324	1,198,984	164,340	54,533	0	109,807	54.1%	3/31/2017	84	59	TTM 3/31/2017
5	Long Island Prime Portfolio - Melville						3.21	2.98	58.5%	58.5%	14.3%	13.3%	26,717,722	9,448,015	17,269,707	194,180	1,047,719	16,027,807	93.5%	4/20/2017			TTM 3/31/2017
5.01	68 South Service Road												11,740,501	3,734,451	8,006,051	80,823	460,685	7,464,542	98.9%	4/20/2017			TTM 3/31/2017
5.02	58 South Service Road												11,019,136	3,765,076	7,254,060	77,316	393,334	6,783,410	88.3%	4/20/2017			TTM 3/31/2017
5.03	48 South Service Road												3,958,084	1,948,488	2,009,596	36,042	193,700	1,779,855	92.4%	4/20/2017			TTM 3/31/2017
6	225 & 233 Park Avenue South						3.39	3.27	31.3%	31.3%	12.6%	12.1%	48,106,942	18,601,103	29,505,839	74,333	991,923	28,439,583	97.9%	5/24/2017			TTM 3/31/2017
7	Market Street -The Woodlands						2.20	2.04	53.6%	53.6%	9.1%	8.4%	24,779,479	8,827,590	15,951,889	78,733	1,120,268	14,752,888	92.5%	5/1/2017			Actual 2016
8	iStar Leased Fee Portfolio						2.12	2.12	65.6%	65.6%	8.2%	8.2%	NAV	NAV	18,511,396	0	0	18,511,396	NAP	NAP	Various	Various	NAV
8.01	Hilton Salt Lake												NAV	NAV	3,300,706	0	0	3,300,706	NAP	NAP	NAV	NAV	NAV
8.02	DoubleTree Seattle Airport												NAV	NAV	5,374,280	0	0	5,374,280	NAP	NAP	NAV	NAV	NAV
8.03	DoubleTree Mission Valley												NAV	NAV	1,776,034	0	0	1,776,034	NAP	NAP	NAV	NAV	NAV
8.04	One Ally Center												NAV	NAV	3,353,970	0	0	3,353,970	NAP	NAP			NAV
8.05	DoubleTree Sonoma												NAV	NAV	1,157,870	0	0	1,157,870	NAP	NAP	NAV	NAV	NAV
8.06	DoubleTree Durango												NAV	NAV	1,155,514	0	0	1,155,514	NAP	NAP	NAV	NAV	NAV
8.07	Northside Forsyth Hospital Medical Center												NAV	NAV	654,595	0	0	654,595	NAP	NAP			NAV
8.08	NASA/JPSS Headquarters												NAV	NAV	472,292	0	0	472,292	NAP	NAP			NAV
8.09	Dallas Market Center: Sheraton Suites												NAV	NAV	524,334	0	0	524,334	NAP	NAP	NAV	NAV	NAV
8.10	Dallas Market Center: Marriott Courtyard												NAV	NAV	297,000	0	0	297,000	NAP	NAP	NAV	NAV	NAV
8.11	The Buckler Apartments												NAV	NAV	312,186	0	0	312,186	NAP	NAP			NAV
8.12	Lock-Up Self Storage Facility												NAV	NAV	132,615	0	0	132,615	NAP	NAP			NAV
9	Valley Creek Corporate Center						2.02	1.78	69.2%	63.2%	12.0%	10.6%	6,784,305	2,706,626	4,077,679	51,899	438,086	3,587,694	93.4%	2/14/2017			TTM 3/31/2017
10	Amazon Lakeland						1.69	1.65	72.0%	72.0%	7.8%	7.7%	6,742,925	1,784,404	4,958,522	101,608	0	4,856,914	100.0%	7/1/2017			TTM 3/31/2017
11	ExchangeRight Net Leased Portfolio #16						2.43	2.38	59.2%	59.2%	9.8%	9.6%	3,584,008	370,974	3,213,034	27,675	41,737	3,143,621	100.0%	7/1/2017			NAV
11.01	Walgreens - St. Louis, MO												408,000	8,160	399,840	0	0	399,840	100.0%	7/1/2017			NAV
11.02	Hobby Lobby - Mansfield, TX												510,008	105,950	404,057	8,250	14,686	381,121	100.0%	7/1/2017			NAV
11.03	Walgreens - North Ridgeville, OH												336,000	6,720	329,280	0	0	329,280	100.0%	7/1/2017			NAV
11.04	Walgreens - Hammond, IN												279,386	5,588	273,799	2,086	1,909	269,804	100.0%	7/1/2017			NAV
11.05	Tractor Supply - Royse City, TX												255,551	5,111	250,440	3,290	4,977	242,173	100.0%	7/1/2017			NAV
A-1-10

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Coop - Sponsor Units	Coop - Investor Units	Coop - Units	Coop - Sponsor Carry	Coop - Committed Secondary Debt	U/W NOI DSCR (x) (5) (6)	U/W NCF DSCR (x) (5) (6)	Cut-off Date LTV Ratio (4) (5) (6)	LTV Ratio at Maturity or ARD (4) (5) (6)	Cut-off Date U/W NOI Debt Yield (5) (6)	Cut-off Date U/W NCF Debt Yield (5) (6)	U/W Revenues ($) (2) (7)	U/W Expenses ($)	U/W Net Operating Income ($)	U/W Replacement ($)	U/W TI/LC ($)	U/W Net Cash Flow ($)	Occupancy Rate (2) (7)	Occupancy as-of Date	U/W Hotel ADR	U/W Hotel RevPAR	Most Recent Period
11.06	Tractor Supply - Kuna, ID												242,250	4,845	237,405	3,300	5,154	228,950	100.0%	7/1/2017			NAV
11.07	Walgreens - Baytown, TX												209,749	4,195	205,554	2,086	2,866	200,601	100.0%	7/1/2017			NAV
11.08	Dollar General - Washington, PA												139,946	2,897	137,049	0	0	137,049	100.0%	7/1/2017			NAV
11.09	Dollar General - Tampa, FL												167,912	30,625	137,287	1,365	0	135,922	100.0%	7/1/2017			NAV
11.10	Dollar General - Butler, PA												114,172	6,256	107,917	0	0	107,917	100.0%	7/1/2017			NAV
11.11	Dollar General - Jermyn, PA												136,080	33,077	103,002	0	0	103,002	100.0%	7/1/2017			NAV
11.12	Dollar General - Leesport, PA												117,605	22,326	95,279	1,354	0	93,925	100.0%	7/1/2017			NAV
11.13	Dollar General - Evansville, IN												104,839	20,054	84,785	1,352	2,212	81,221	100.0%	7/1/2017			NAV
11.14	Family Dollar - Baton Rouge, LA												75,037	1,501	73,536	0	1,664	71,873	100.0%	7/1/2017			NAV
11.15	Sherwin Williams - Peoria, IL												110,050	23,993	86,057	1,428	2,922	81,707	100.0%	7/1/2017			NAV
11.16	Dollar General - Baton Rouge, LA												90,177	2,595	87,581	0	0	87,581	100.0%	7/1/2017			NAV
11.17	Advance Auto Parts - Normal, IL												99,151	22,352	76,799	1,050	1,822	73,927	100.0%	7/1/2017			NAV
11.18	Advance Auto Parts - Zion, IL												132,328	63,614	68,714	975	1,521	66,218	100.0%	7/1/2017			NAV
11.19	Advance Auto Parts - St. Louis, MO												55,769	1,115	54,653	1,140	2,003	51,510	100.0%	7/1/2017			NAV
12	Raleigh Marriott City Center						2.15	1.91	63.0%	60.1%	13.8%	12.2%	26,770,637	17,395,651	9,374,986	1,070,825	0	8,304,161	75.5%	3/31/2017	161	122	TTM 3/31/2017
13	2851 Junction						1.97	1.96	70.0%	70.0%	8.3%	8.2%	6,414,224	1,611,174	4,803,050	31,123	0	4,771,927	100.0%	7/1/2017			Actual 2016
14	123 William Street						1.77	1.56	48.3%	48.3%	8.4%	7.4%	22,111,086	10,391,444	11,719,642	109,043	1,269,897	10,340,702	91.7%	1/31/2017			Actual 2016
15	Banner Bank						1.51	1.47	59.9%	48.6%	9.2%	9.0%	3,447,069	1,094,017	2,353,052	35,230	30,800	2,287,022	83.7%	5/1/2017			TTM 2/28/2017
16	AmberGlen Corporate Center						3.83	3.36	45.1%	45.1%	14.3%	12.6%	4,279,821	1,413,286	2,866,536	45,811	308,716	2,512,008	97.2%	Various			TTM 2/28/2017
16.01	2430 NW 206th												1,557,349	474,224	1,083,125	13,599	86,137	983,388	99.2%	4/7/2017			TTM 2/28/2017
16.02	1195 NW Compton Drive												1,555,989	521,744	1,034,245	17,338	92,650	924,256	100.0%	2/28/2017			TTM 2/28/2017
16.03	2345 NW Amberbrook												1,166,484	417,318	749,166	14,874	129,928	604,364	92.1%	4/27/2017			TTM 2/28/2017
17	Highland Park Mixed Use						1.47	1.44	70.7%	70.7%	7.9%	7.7%	2,227,052	716,499	1,510,554	5,773	28,864	1,475,917	100.0%	12/31/2016			TTM 3/31/2017
18	Raley’s Towne Centre						1.39	1.33	68.9%	63.0%	8.4%	8.0%	2,114,967	635,470	1,479,497	23,024	44,973	1,411,499	97.3%	3/1/2017			TTM 3/31/2017
19	Save Mart Portfolio						3.23	3.02	38.1%	38.1%	14.4%	13.5%	20,551,888	623,612	19,928,276	391,254	910,798	18,626,224	100.0%	7/1/2017			NAV
19.01	Lucky - San Francisco												1,298,685	38,961	1,259,724	11,103	29,697	1,218,923	100.0%	7/1/2017			NAV
19.02	Lucky - San Bruno												1,320,828	39,625	1,281,203	12,704	33,979	1,234,519	100.0%	7/1/2017			NAV
19.03	Lucky California - Daly City												1,315,412	39,462	1,275,949	13,969	37,361	1,224,620	100.0%	7/1/2017			NAV
19.04	Lucky - San Jose I												865,093	25,953	839,140	11,887	31,793	795,460	100.0%	7/1/2017			NAV
19.05	Lucky - San Jose II												828,734	24,862	803,872	13,523	36,169	754,180	100.0%	7/1/2017			NAV
19.06	Lucky - San Leandro												824,123	24,724	799,399	13,211	16,855	769,333	100.0%	7/1/2017			NAV
19.07	Dick’s Sporting Goods - Folsom												848,637	25,459	823,177	11,178	29,896	782,104	100.0%	7/1/2017			NAV
19.08	Lucky - Concord												746,772	22,403	724,369	13,871	17,696	692,802	100.0%	7/1/2017			NAV
19.09	FoodMaxx - Antioch												705,873	21,176	684,697	13,579	17,324	653,794	100.0%	7/1/2017			NAV
19.10	Lucky - Hollister												692,028	21,102	670,925	14,013	37,480	619,433	100.0%	7/1/2017			NAV
19.11	Save Mart - Modesto												640,759	19,223	621,536	12,326	32,968	576,242	100.0%	7/1/2017			NAV
19.12	Dick’s Sporting Goods - Salinas												661,609	19,848	641,761	14,051	37,581	590,129	100.0%	7/1/2017			NAV
19.13	Save Mart - Clovis												597,494	17,925	579,569	11,494	30,742	537,333	100.0%	7/1/2017			NAV
19.14	Save Mart - Grass Valley												620,151	18,605	601,547	9,873	26,406	565,268	100.0%	7/1/2017			NAV
19.15	FoodMaxx - Sacramento												602,164	18,065	584,099	11,584	30,982	541,533	100.0%	7/1/2017			NAV
19.16	Lucky - Hayward I												570,583	17,118	553,466	10,289	13,126	530,051	100.0%	7/1/2017			NAV
19.17	Save Mart - Auburn												556,392	16,692	539,700	9,880	26,425	503,395	100.0%	7/1/2017			NAV
19.18	Save Mart - Tracy												547,728	16,432	531,296	14,049	37,575	479,672	100.0%	7/1/2017			NAV
19.19	S-Mart - Lodi												541,507	17,850	523,657	11,364	30,394	481,899	100.0%	7/1/2017			NAV
19.20	Save Mart - Chico												537,654	16,130	521,524	9,547	25,535	486,442	100.0%	7/1/2017			NAV
19.21	Save Mart - Fresno I												513,616	15,408	498,208	13,174	35,235	449,799	100.0%	7/1/2017			NAV
19.22	Lucky - San Jose III												478,843	14,365	464,478	11,084	29,646	423,748	100.0%	7/1/2017			NAV
19.23	Save Mart - Roseville												500,836	15,025	485,811	12,020	32,148	441,642	100.0%	7/1/2017			NAV
19.24	Lucky - Vacaville I												475,227	14,257	460,970	9,623	12,277	439,070	100.0%	7/1/2017			NAV
19.25	Save Mart - Elk Grove												457,715	17,377	440,338	10,303	27,556	402,479	100.0%	7/1/2017			NAV
19.26	Save Mart - Fresno II												442,197	13,266	428,931	11,342	30,335	387,254	100.0%	7/1/2017			NAV
19.27	Lucky - Sand City												408,216	12,246	395,970	14,109	37,735	344,126	100.0%	7/1/2017			NAV
19.28	Lucky - Vacaville II												388,049	11,641	376,408	10,101	12,886	353,421	100.0%	7/1/2017			NAV
19.29	Lucky - Hayward												368,958	12,532	356,426	13,872	17,698	324,856	100.0%	7/1/2017			NAV
19.30	Save Mart - Kingsburg												364,072	10,922	353,150	9,338	24,976	318,836	100.0%	7/1/2017			NAV
19.31	Save Mart - Sacramento												300,397	9,012	291,385	11,203	29,963	250,219	100.0%	7/1/2017			NAV
19.32	Lucky - Santa Rosa												285,971	8,579	277,392	12,425	15,852	249,114	100.0%	7/1/2017			NAV
19.33	Save Mart - Jackson												245,565	7,367	238,198	9,163	24,508	204,527	100.0%	7/1/2017			NAV
20	TownePlace Suites - Boynton Beach						2.02	1.83	66.0%	53.4%	13.2%	11.9%	4,513,000	2,600,651	1,912,349	180,520	0	1,731,829	80.6%	4/30/2017	129	104	TTM 4/30/2017
21	Fairlane Meadows						2.18	2.07	53.0%	48.2%	12.7%	12.1%	2,976,474	954,767	2,021,707	28,301	74,475	1,918,931	98.7%	2/28/2017			Annualized 7 4/30/2017
22	TownePlace Suites-VA						1.80	1.62	69.9%	53.0%	13.1%	11.8%	5,012,793	2,970,341	2,042,452	200,512	0	1,841,940	80.5%	3/31/2017	90	73	TTM 3/31/2017
22.01	TownePlace Suites Stafford Quantico												2,472,607	1,368,237	1,104,370	98,904	0	1,005,465	77.2%	3/31/2017	93	72	TTM 3/31/2017
22.02	TownePlace Suites Fredericksburg												2,540,186	1,602,104	938,082	101,607	0	836,475	83.9%	3/31/2017	87	73	TTM 3/31/2017
23	Hilton Garden Inn - Ames						1.90	1.71	59.9%	50.0%	12.9%	11.7%	4,597,633	2,724,588	1,873,044	183,905	0	1,689,139	74.0%	4/30/2017	133	98	TTM 4/30/2017
24	Stemmons Office Portfolio						2.52	2.07	35.2%	29.5%	19.8%	16.3%	5,612,126	2,742,698	2,869,428	66,969	437,756	2,364,703	95.8%	1/1/2017			TTM 3/31/2017
24.01	7701 Stemmons												2,669,795	1,282,818	1,386,977	34,660	218,776	1,133,541	91.9%	1/1/2017			TTM 3/31/2017
24.02	8001 Stemmons												1,961,451	838,921	1,122,530	20,946	141,966	959,618	100.0%	7/1/2017			TTM 3/31/2017
24.03	8101 Stemmons												980,880	620,959	359,921	11,363	77,014	271,544	100.0%	7/1/2017			TTM 3/31/2017
25	Stonebriar Commons on Legacy						1.53	1.39	57.0%	50.5%	9.9%	9.0%	2,192,701	782,608	1,410,093	15,776	110,430	1,283,887	96.4%	5/4/2017			TTM 3/31/2017
26	Residence Inn Carlsbad						2.74	2.47	50.6%	40.6%	16.2%	14.6%	5,621,804	3,356,861	2,264,943	224,872	0	2,040,071	81.3%	2/28/2017	154	125	TTM 2/28/2017
27	Crossings at Hobart						1.53	1.40	61.7%	48.7%	10.1%	9.2%	9,202,949	3,466,333	5,736,616	110,724	386,192	5,239,701	98.7%	2/15/2017			Actual 2016
28	US Bank Building - Reno						1.59	1.45	69.2%	56.1%	9.7%	8.9%	1,816,316	583,951	1,232,364	21,205	88,837	1,122,322	96.9%	4/27/2017			TTM 03/31/2017
29	Old Town						1.62	1.57	56.8%	47.7%	11.3%	10.9%	2,252,342	856,968	1,395,374	16,083	29,151	1,350,140	82.9%	4/28/2017			TTM 04/30/2017
30	Lormax Stern Retail Development – Roseville						2.14	2.06	48.2%	40.0%	14.2%	13.7%	7,177,470	2,917,763	4,259,707	82,071	63,092	4,114,544	89.0%	5/1/2017			TTM 02/28/2017
31	Alexander Hamilton Plaza						1.88	1.52	65.6%	54.2%	12.2%	9.9%	3,352,974	1,995,570	1,357,403	34,554	226,404	1,096,445	96.7%	5/22/2017			TTM 5/22/2017
32	Cooper Street Retail						1.44	1.35	68.6%	56.2%	9.1%	8.6%	1,456,748	456,177	1,000,571	13,179	43,929	943,463	100.0%	3/31/2017			Actual 2016
33	Uptown Row						1.48	1.40	67.1%	59.4%	9.5%	9.0%	1,632,246	612,679	1,019,567	7,389	45,816	966,363	95.4%	12/1/2016			TTM 3/31/2017
34	Home2 Suites - San Antonio						2.63	2.38	57.4%	50.7%	16.6%	15.0%	3,850,289	2,195,115	1,655,174	154,012	0	1,501,163	85.5%	4/30/2017	109	93	TTM 4/30/2017
35	Hampton Inn Northlake						2.11	1.90	69.7%	53.0%	15.4%	13.9%	3,622,507	2,190,557	1,431,950	144,900	0	1,287,050	77.7%	3/31/2017	104	81	TTM 03/31/2017
36	Holiday Inn Express & Suites - Charlotte-Arrowood						1.99	1.78	62.9%	52.3%	13.3%	11.8%	2,912,607	1,826,799	1,085,808	116,504	0	969,304	70.2%	2/28/2017	115	80	TTM 2/28/2017
37	Hughes Airport Center						3.13	2.72	55.2%	55.2%	13.6%	11.8%	1,653,868	561,426	1,092,442	14,024	129,023	949,394	100.0%	3/31/2017			Actual 2016
38	Boardwalk Shopping Center						1.43	1.30	67.1%	55.0%	9.1%	8.3%	1,075,645	376,809	698,836	8,036	53,675	637,125	100.0%	3/24/2017			TTM 4/30/2017
39	41725 Ford Road						1.46	1.38	64.9%	53.4%	9.4%	8.9%	895,924	176,193	719,730	3,135	33,235	683,360	100.0%	4/24/2017			NAV
40	Mini Self Storage & RV						1.58	1.52	66.6%	54.0%	9.7%	9.3%	1,263,970	520,604	743,366	28,910	0	714,456	81.8%	4/4/2017			TTM 2/28/2017
41	Crystal Park Plaza						1.72	1.43	73.1%	60.6%	11.3%	9.5%	1,642,127	772,258	869,869	15,239	128,975	725,655	97.8%	1/31/2017			TTM 2/28/2017
42	Clifton Park Self Storage Portfolio						1.46	1.43	66.1%	58.3%	9.3%	9.1%	985,490	309,966	675,524	12,875	0	662,649	91.6%	4/17/2017			TTM 3/31/2017
42.01	1772 Route 9												534,718	167,945	366,773	5,714	0	361,059	92.8%	4/17/2017			TTM 3/31/2017
42.02	261 Ushers Road - CP												450,772	142,021	308,751	7,162	0	301,590	90.6%	4/17/2017			TTM 3/31/2017
43	Hampton Inn & Suites Elyria						2.00	1.78	54.0%	34.2%	15.9%	14.2%	3,108,882	1,964,735	1,144,147	124,355	0	1,019,791	70.2%	2/28/2017	123	87	TTM 2/28/2017
44	North Towne Commons						1.57	1.39	70.0%	58.1%	10.4%	9.2%	1,243,653	515,757	727,896	13,945	67,212	646,739	100.0%	12/31/2016			Actual 2016
45	Burt Estates MHP						1.36	1.34	66.2%	54.7%	8.9%	8.7%	1,179,231	560,319	618,912	9,350	0	609,562	95.2%	2/2/2017			TTM 3/31/2017
46	Cardiff Plaza						1.66	1.36	64.2%	52.5%	10.4%	8.6%	1,310,496	606,066	704,430	27,901	99,714	576,815	86.8%	5/5/2017			TTM 3/31/2017
47	Candlewood Suites New Bern						2.44	2.23	59.3%	49.2%	16.1%	14.7%	2,029,747	1,066,496	963,252	81,190	0	882,062	81.6%	2/28/2017	83	66	TTM 2/28/2017
48	Hampton Inn - Anderson						2.04	1.85	59.6%	37.8%	16.3%	14.8%	2,268,259	1,297,881	970,378	90,730	0	879,648	77.7%	2/28/2017	119	87	TTM 2/28/2017
49	Fairfield Inn & Suites - Greenwood						1.73	1.56	64.7%	41.1%	13.8%	12.4%	2,071,555	1,247,917	823,638	82,862	0	740,776	73.2%	2/28/2017	104	74	TTM 2/28/2017
50	Oakbridge Apartments						1.72	1.64	68.1%	54.8%	10.2%	9.7%	987,479	398,274	589,205	30,000	0	559,205	99.2%	3/31/2017			TTM 3/31/2017
51	Valley High & San Pedro MHC						1.46	1.41	74.9%	61.4%	9.3%	9.0%	848,171	327,053	521,118	16,700	0	504,418	83.3%	3/1/2017			TTM 3/31/2017

A-1-11

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Coop - Sponsor Units	Coop - Investor Units	Coop - Units	Coop - Sponsor Carry	Coop - Committed Secondary Debt	U/W NOI DSCR (x) (5) (6)	U/W NCF DSCR (x) (5) (6)	Cut-off Date LTV Ratio (4) (5) (6)	LTV Ratio at Maturity or ARD (4) (5) (6)	Cut-off Date U/W NOI Debt Yield (5) (6)	Cut-off Date U/W NCF Debt Yield (5) (6)	U/W Revenues ($) (2) (7)	U/W Expenses ($)	U/W Net Operating Income ($)	U/W Replacement ($)	U/W TI/LC ($)	U/W Net Cash Flow ($)	Occupancy Rate (2) (7)	Occupancy as-of Date	U/W Hotel ADR	U/W Hotel RevPAR	Most Recent Period
52	Valley View Estates MHP						1.51	1.48	66.1%	57.0%	9.6%	9.4%	909,763	377,565	532,198	11,700	0	520,498	82.8%	4/2/2017			TTM 2/28/2017
53	Ravinia Estates						1.41	1.38	65.9%	54.4%	9.1%	8.9%	834,174	341,216	492,958	10,850	0	482,108	87.1%	3/14/2017			TTM 3/31/2017
54	Sycamore Terrace						1.84	1.64	72.5%	62.5%	11.6%	10.4%	897,522	273,582	623,939	9,056	59,315	555,568	96.6%	3/9/2017			TTM 3/31/2017
55	Wakefield Apartments						1.53	1.47	73.5%	61.3%	9.4%	9.0%	932,185	428,316	503,869	20,167	0	483,702	91.0%	4/19/2017			TTM 3/31/2017
56	Stonefield Place Apartments						1.90	1.82	64.5%	51.7%	11.1%	10.7%	869,180	281,448	587,732	24,192	0	563,540	100.0%	4/25/2017			TTM 3/31/2017
57	Imperial Clark Center - Downey CA						2.18	2.04	57.2%	57.2%	10.2%	9.6%	678,779	156,696	522,083	6,623	27,966	487,494	100.0%	2/27/2017			Actual 2016
58	La Quinta Florence KY						2.16	1.90	54.9%	42.9%	14.5%	12.8%	2,148,828	1,422,399	726,429	85,953	0	640,476	91.2%	2/28/2017	92	79	TTM 2/28/2017
59	Orchards Market Center						1.74	1.66	58.6%	51.3%	10.6%	10.1%	689,382	172,841	516,541	9,099	14,242	493,200	86.8%	4/1/2017			Actual 2016
60	35 North Raymond Avenue						1.41	1.34	56.0%	46.1%	9.1%	8.7%	604,008	196,367	407,640	2,333	16,659	388,648	100.0%	3/31/2017			TTM 2/28/2017
61	Pin Oak Crossing						3.21	2.99	50.0%	50.0%	13.5%	12.6%	786,047	219,495	566,552	4,927	32,846	528,780	98.2%	5/31/2017			TTM 4/30/2017
62	Rite Aid - Allentown						1.49	1.44	69.6%	57.0%	9.4%	9.1%	398,871	21,490	377,381	2,198	11,155	364,028	100.0%	7/1/2017			Actual 2016
63	StoreRight Ocala						1.51	1.48	56.8%	46.3%	9.4%	9.2%	615,757	283,431	332,326	7,690	0	324,636	70.0%	4/30/2017			TTM 04/30/2017
64	Maximus Self Storage						1.43	1.39	64.5%	54.0%	9.8%	9.5%	565,340	222,739	342,601	10,296	0	332,305	95.3%	3/23/2017			TTM 2/28/2017
65	StoreRight Jacksonville						1.51	1.48	64.7%	52.8%	9.4%	9.3%	534,690	206,159	328,531	4,951	0	323,581	80.5%	4/30/2017			TTM 04/30/2017
66	StoreRight Tampa						1.45	1.42	58.3%	47.5%	9.1%	8.9%	511,393	208,148	303,245	6,076	0	297,169	81.5%	4/30/2017			TTM 04/30/2017
67	Allmark Plaza						1.39	1.31	58.8%	48.5%	9.0%	8.5%	397,028	100,493	296,536	3,554	13,402	279,579	100.0%	3/1/2017			TTM 3/31/2017
68	Shoppes at Hunters Run						1.54	1.43	70.9%	58.2%	9.8%	9.1%	523,074	199,374	323,700	4,303	18,880	300,518	100.0%	4/3/2017			Actual 2016
69	Macon Plaza						2.38	2.04	50.8%	41.6%	15.1%	12.9%	610,685	141,985	468,700	17,247	50,748	400,705	95.6%	5/1/2017			TTM 3/31/2017
70	Out O’ Space Storage North Charleston						1.43	1.39	68.6%	59.1%	9.0%	8.8%	443,201	189,514	253,687	6,855	0	246,832	88.0%	4/10/2017			TTM 3/31/2017
71	Elsea MHP Portfolio						1.75	1.68	55.3%	41.9%	12.7%	12.2%	689,190	366,161	323,029	12,300	0	310,729	92.3%	4/1/2017			TTM 1/31/2017
71.01	Rustic Ridge												385,410	188,057	197,353	7,000	0	190,353	91.4%	4/1/2017			TTM 1/31/2017
71.02	Carousel Court												303,780	178,104	125,676	5,300	0	120,376	93.5%	4/1/2017			TTM 1/31/2017
72	300 Northern Pacific Avenue						1.77	1.59	59.2%	54.6%	11.4%	10.2%	476,042	203,369	272,673	6,903	21,958	243,812	95.1%	5/18/2017			TTM 4/30/2017
73	Mobile City MHC						1.63	1.59	63.5%	52.2%	10.5%	10.2%	438,940	209,022	229,917	5,300	0	224,617	98.9%	5/5/2017			TTM 4/30/2017
74	Park Village						2.00	1.73	65.0%	53.3%	12.7%	11.0%	416,355	149,569	266,785	8,460	26,992	231,334	95.3%	3/1/2017			TTM 2/28/2017
75	Chapel Ridge Shoppes						2.00	1.76	53.7%	39.8%	13.7%	12.0%	294,923	103,932	190,991	6,289	17,054	167,648	100.0%	4/1/2017			TTM 3/31/2017
76	Streetside at Thomas Crossroads						1.52	1.38	62.6%	51.7%	10.0%	9.0%	181,022	47,774	133,248	4,536	7,896	120,816	88.9%	2/28/2017			Actual 2016

A-1-12

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Most Recent Revenues ($)	Most Recent Expenses ($)	Most Recent NOI ($)	Most Recent Capital Expenditures	Most Recent NCF ($)	Most Recent Hotel ADR	Most Recent Hotel RevPAR	Second Most Recent Period	Second Most Recent Revenues ($)	Second Most Recent Expenses ($)	Second Most Recent NOI ($)	Second Most Recent Capital Expenditures	Second Most Recent NCF ($)	Second Most Recent Hotel ADR	Second Most Recent Hotel RevPAR	Third Most Recent Period	Third Most Recent Revenues ($)	Third Most Recent Expenses ($)	Third Most Recent NOI ($)	Third Most Recent Capital Expenditures
1	General Motors Building	256,349,455	104,924,109	151,425,346	0	151,425,346			Actual 2015	249,768,162	99,256,499	150,511,664	0	150,511,664			Actual 2014	257,318,784	92,003,166	165,315,617	0
2	Del Amo Fashion Center	77,175,155	23,956,448	53,218,707	0	53,218,707			Actual 2016	75,673,675	24,572,583	51,101,092	0	51,101,092			Actual 2015	51,645,131	16,605,695	35,039,436	0
3	245 Park Avenue	168,887,445	61,210,770	107,676,675	0	107,676,675			Actual 2016	167,638,950	60,922,988	106,715,962	0	106,715,962			Actual 2015	160,661,056	57,993,351	102,667,705	0
4	Starwood Capital Group Hotel Portfolio	212,650,616	131,381,993	81,268,623	8,693,699	72,574,924	119	89	Actual 2016	214,236,030	131,010,137	83,225,892	8,756,495	74,469,398	119	89	Actual 2015	210,181,276	127,591,123	82,590,153	8,583,513
4.01	Larkspur Landing Sunnyvale	7,774,225	2,871,627	4,902,599	310,969	4,591,630	200	167	Actual 2016	7,817,367	2,883,537	4,933,830	312,695	4,621,136	198	168	Actual 2015	7,402,221	2,747,753	4,654,468	296,089
4.02	Larkspur Landing Milpitas	6,764,028	2,664,437	4,099,591	270,561	3,829,030	173	148	Actual 2016	6,748,863	2,649,268	4,099,595	269,955	3,829,640	172	148	Actual 2015	6,284,848	2,514,300	3,770,548	251,394
4.03	Larkspur Landing Campbell	6,059,570	2,515,114	3,544,456	242,383	3,302,074	166	140	Actual 2016	6,251,271	2,587,620	3,663,651	250,051	3,413,600	167	145	Actual 2015	5,892,933	2,378,409	3,514,524	235,717
4.04	Larkspur Landing San Francisco	5,697,514	3,015,128	2,682,386	227,901	2,454,486	164	140	Actual 2016	5,905,601	2,925,917	2,979,685	236,224	2,743,461	167	144	Actual 2015	5,806,373	2,810,816	2,995,558	232,255
4.05	Larkspur Landing Pleasanton	5,193,352	2,521,540	2,671,812	207,734	2,464,078	137	114	Actual 2016	5,319,602	2,551,761	2,767,841	212,784	2,555,057	138	116	Actual 2015	4,880,674	2,372,092	2,508,582	195,227
4.06	Larkspur Landing Bellevue	4,692,425	2,307,876	2,384,549	187,697	2,196,852	128	101	Actual 2016	4,726,484	2,312,314	2,414,170	189,059	2,225,110	130	102	Actual 2015	4,615,653	2,355,292	2,260,361	184,626
4.07	Larkspur Landing Sacramento	4,214,257	2,208,014	2,006,244	168,570	1,837,673	111	92	Actual 2016	4,200,451	2,201,153	1,999,298	168,018	1,831,280	111	91	Actual 2015	4,176,563	2,151,269	2,025,295	167,063
4.08	Hampton Inn Ann Arbor North	4,826,301	2,738,457	2,087,843	193,052	1,894,791	137	101	Actual 2016	4,956,425	2,798,152	2,158,273	198,257	1,960,016	136	103	Actual 2015	4,678,954	2,587,074	2,091,879	187,158
4.09	Larkspur Landing Hillsboro	3,941,272	2,055,158	1,886,114	157,651	1,728,463	116	86	Actual 2016	4,016,848	2,029,273	1,987,576	160,674	1,826,902	115	87	Actual 2015	3,915,128	1,870,518	2,044,610	156,605
4.10	Larkspur Landing Renton	4,423,020	2,530,182	1,892,838	176,921	1,715,917	117	94	Actual 2016	4,349,218	2,485,494	1,863,723	173,969	1,689,754	116	92	Actual 2015	4,324,596	2,397,904	1,926,692	172,984
4.11	Holiday Inn Arlington Northeast Rangers Ballpark	5,568,856	3,780,287	1,788,569	222,754	1,565,815	115	90	Actual 2016	5,505,741	3,764,358	1,741,383	220,230	1,521,153	117	89	Actual 2015	5,424,474	3,782,113	1,642,361	216,979
4.12	Residence Inn Toledo Maumee	4,066,425	2,373,963	1,692,462	203,321	1,489,141	124	101	Actual 2016	3,998,051	2,369,947	1,628,104	199,903	1,428,201	123	99	Actual 2015	3,874,115	2,385,465	1,488,651	193,706
4.13	Residence Inn Williamsburg	3,955,706	2,419,030	1,536,676	158,228	1,378,448	134	98	Actual 2016	4,098,296	2,481,946	1,616,351	163,932	1,452,419	135	101	Actual 2015	3,685,293	2,250,970	1,434,323	147,412
4.14	Hampton Inn Suites Waco South	4,293,844	2,685,829	1,608,015	171,754	1,436,261	121	94	Actual 2016	4,293,352	2,661,189	1,632,164	171,734	1,460,429	119	94	Actual 2015	4,247,264	2,584,709	1,662,555	169,891
4.15	Holiday Inn Louisville Airport Fair Expo	4,185,314	2,608,205	1,577,109	166,778	1,410,331	136	99	Actual 2016	4,308,290	2,638,604	1,669,685	172,332	1,497,354	137	102	Actual 2015	4,124,662	2,494,315	1,630,347	164,986
4.16	Courtyard Tyler	3,341,364	1,937,578	1,403,786	133,655	1,270,131	107	63	Actual 2016	3,429,564	1,952,446	1,477,118	137,183	1,339,935	108	65	Actual 2015	3,919,126	2,063,389	1,855,736	156,765
4.17	Hilton Garden Inn Edison Raritan Center	5,848,958	4,267,536	1,581,423	233,958	1,347,464	126	99	Actual 2016	5,761,789	4,223,546	1,538,244	230,472	1,307,772	128	97	Actual 2015	5,493,273	4,219,650	1,273,624	219,731
4.18	Hilton Garden Inn St Paul Oakdale	4,891,094	2,981,182	1,909,912	195,644	1,714,268	134	107	Actual 2016	4,983,720	2,993,120	1,990,600	199,349	1,791,252	135	109	Actual 2015	4,711,861	2,919,955	1,791,907	188,474
4.19	Residence Inn Grand Rapids West	3,115,120	1,837,807	1,277,313	155,756	1,121,557	129	94	Actual 2016	3,310,952	1,852,714	1,458,239	165,548	1,292,691	128	100	Actual 2015	3,062,200	1,769,939	1,292,261	153,110
4.20	Peoria, AZ Residence Inn	3,248,248	1,944,049	1,304,198	129,930	1,174,268	121	98	Actual 2016	3,292,301	1,922,040	1,370,261	131,692	1,238,569	121	98	Actual 2015	3,187,787	1,884,958	1,302,829	127,511
4.21	Hampton Inn Suites Bloomington Normal	3,738,690	2,173,520	1,565,170	149,548	1,415,623	112	79	Actual 2016	3,759,689	2,190,385	1,569,304	150,388	1,418,917	112	79	Actual 2015	4,022,171	2,297,239	1,724,931	160,887
4.22	Courtyard Chico	3,850,184	2,255,777	1,594,407	154,007	1,440,399	130	110	Actual 2016	3,812,434	2,228,761	1,583,673	152,497	1,431,176	127	108	Actual 2015	3,178,650	1,960,096	1,218,554	127,146
4.23	Hampton Inn Suites South Bend	3,810,167	2,407,885	1,402,281	152,407	1,249,874	126	88	Actual 2016	3,779,982	2,384,057	1,395,925	151,199	1,244,725	126	87	Actual 2015	3,424,014	2,192,947	1,231,066	136,961
4.24	Hampton Inn Suites Kokomo	3,680,915	2,259,704	1,421,210	147,237	1,273,974	122	95	Actual 2016	3,744,550	2,281,313	1,463,236	149,782	1,313,454	122	96	Actual 2015	3,524,349	2,216,867	1,307,482	140,974
4.25	Courtyard Wichita Falls	3,121,444	1,885,172	1,236,272	124,858	1,111,414	110	85	Actual 2016	3,055,163	1,845,332	1,209,831	122,207	1,087,624	111	82	Actual 2015	2,944,157	1,831,305	1,112,852	117,766
4.26	Hampton Inn Morehead	3,154,358	1,918,294	1,236,065	126,174	1,109,890	108	72	Actual 2016	3,140,885	1,903,562	1,237,323	125,635	1,111,688	110	72	Actual 2015	2,908,105	1,778,565	1,129,540	116,324
4.27	Residence Inn Chico	3,273,835	1,939,036	1,334,799	130,953	1,203,846	129	114	Actual 2016	3,230,070	1,874,651	1,355,419	129,203	1,226,216	129	112	Actual 2015	3,017,201	1,775,051	1,242,150	120,688
4.28	Courtyard Lufkin	2,752,597	1,890,154	862,442	110,104	752,338	105	68	Actual 2016	2,938,698	1,947,900	990,797	117,548	873,250	106	72	Actual 2015	3,391,091	2,043,961	1,347,129	135,644
4.29	Hampton Inn Carlisle	3,439,196	2,167,567	1,271,628	137,568	1,134,061	127	96	Actual 2016	3,524,239	2,222,178	1,302,061	140,970	1,161,091	127	98	Actual 2015	3,477,412	2,119,272	1,358,140	139,096
4.30	Springhill Suites Williamsburg	3,361,902	2,334,582	1,027,319	134,476	892,843	106	76	Actual 2016	3,440,078	2,325,087	1,114,991	137,603	977,388	108	77	Actual 2015	3,204,858	2,176,411	1,028,446	128,194
4.31	Fairfield Inn Bloomington	3,018,966	1,560,262	1,458,704	150,948	1,307,756	90	78	Actual 2016	2,956,451	1,547,816	1,408,635	147,823	1,260,812	91	77	Actual 2015	2,237,500	1,541,274	696,227	111,875
4.32	Waco Residence Inn	3,136,682	2,083,296	1,053,385	125,467	927,918	133	109	Actual 2016	3,115,712	2,004,788	1,110,924	124,628	986,296	130	108	Actual 2015	2,926,457	1,924,264	1,002,193	117,058
4.33	Holiday Inn Express Fishers	3,176,451	2,082,079	1,094,372	127,058	967,314	111	75	Actual 2016	3,132,794	2,059,645	1,073,149	125,312	947,837	112	74	Actual 2015	2,880,638	1,820,094	1,060,544	115,226
4.34	Larkspur Landing Folsom	2,902,483	1,913,175	989,308	116,099	873,208	108	93	Actual 2016	2,893,984	1,906,370	987,614	115,759	871,854	109	93	Actual 2015	2,842,366	1,800,822	1,041,544	113,695
4.35	Springhill Suites Chicago Naperville Warrenville	3,321,573	2,447,769	873,804	166,079	707,725	103	69	Actual 2016	3,229,904	2,406,308	823,596	161,495	662,101	102	67	Actual 2015	3,334,536	2,448,695	885,840	166,727
4.36	Holiday Inn Express & Suites Paris	2,343,673	1,439,747	903,926	93,747	810,179	104	76	Actual 2016	2,339,461	1,421,821	917,639	93,578	824,061	104	75	Actual 2015	2,256,662	1,366,196	890,466	90,266
4.37	Toledo Homewood Suites	2,929,714	1,853,671	1,076,042	117,189	958,854	123	101	Actual 2016	2,879,994	1,884,358	995,636	115,200	880,436	121	99	Actual 2015	2,585,574	1,776,990	808,584	103,423
4.38	Grand Rapids Homewood Suites	3,009,146	2,134,162	874,984	120,366	754,618	125	105	Actual 2016	3,082,919	2,082,919	1,000,000	123,317	876,683	123	107	Actual 2015	3,044,043	2,020,091	1,023,952	121,762
4.39	Fairfield Inn Laurel	3,127,939	2,329,748	798,192	125,118	673,074	97	78	Actual 2016	3,060,436	2,307,996	752,440	122,417	630,022	97	76	Actual 2015	2,980,035	2,200,084	779,951	119,201
4.40	Cheyenne Fairfield Inn and Suites	1,961,942	1,120,064	841,879	78,478	763,401	119	89	Actual 2016	2,069,004	1,150,552	918,452	82,760	835,692	121	93	Actual 2015	2,184,113	1,186,663	997,451	87,365
4.41	Courtyard Akron Stow	3,168,035	2,139,241	1,028,793	126,207	902,586	118	78	Actual 2016	3,339,430	2,176,862	1,162,568	133,577	1,028,990	119	82	Actual 2015	3,378,668	2,032,822	1,345,847	135,147
4.42	Towneplace Suites Bloomington	2,441,633	1,457,251	984,382	122,082	862,300	90	80	Actual 2016	2,355,692	1,397,666	958,026	117,785	840,241	90	77	Actual 2015	1,990,897	1,278,946	711,951	99,545
4.43	Larkspur Landing Roseville	2,851,065	1,936,930	914,135	114,043	800,092	106	85	Actual 2016	2,791,909	1,916,526	875,383	111,676	763,707	105	82	Actual 2015	2,792,081	1,875,555	916,526	111,683
4.44	Hampton Inn Danville	2,591,371	1,746,161	845,210	103,655	741,555	124	99	Actual 2016	2,521,595	1,699,299	822,297	100,864	721,433	124	96	Actual 2015	2,301,578	1,596,568	705,009	92,063
4.45	Holiday Inn Norwich	4,801,904	3,831,142	970,763	192,076	778,687	131	74	Actual 2016	4,825,972	3,841,316	984,656	193,039	791,617	131	75	Actual 2015	4,347,308	3,567,286	780,022	173,892
4.46	Hampton Inn Suites Longview North	2,322,688	1,567,732	754,956	92,908	662,049	107	68	Actual 2016	2,373,357	1,599,432	773,925	94,934	678,991	110	69	Actual 2015	3,058,158	1,744,990	1,313,168	122,326
4.47	Springhill Suites Peoria Westlake	2,918,586	2,275,817	642,768	145,929	496,839	100	63	Actual 2016	2,854,364	2,241,897	612,467	142,718	469,749	102	62	Actual 2015	3,126,977	2,335,684	791,292	156,349
4.48	Hampton Inn Suites Buda	2,627,746	1,655,917	971,829	105,110	866,719	129	96	Actual 2016	2,680,752	1,673,589	1,007,162	107,230	899,932	131	98	Actual 2015	2,802,930	1,693,104	1,109,826	112,117
4.49	Shawnee Hampton Inn	1,892,474	1,188,538	703,936	75,699	628,237	106	82	Actual 2016	1,890,630	1,179,047	711,582	75,625	635,957	106	82	Actual 2015	1,834,041	1,189,348	644,692	73,362
4.50	Racine Fairfield Inn	1,812,261	1,126,886	685,375	72,490	612,885	116	79	Actual 2016	1,800,048	1,131,876	668,172	72,002	596,170	115	78	Actual 2015	1,757,437	1,089,693	667,743	70,297
4.51	Hampton Inn Selinsgrove Shamokin Dam	2,433,055	1,636,332	796,723	97,322	699,401	117	89	Actual 2016	2,342,011	1,597,998	744,013	93,680	650,333	116	85	Actual 2015	2,166,585	1,424,703	741,881	86,663
4.52	Holiday Inn Express & Suites Terrell	2,149,392	1,447,295	702,096	85,976	616,121	102	86	Actual 2016	2,116,706	1,409,632	707,074	84,668	622,406	103	84	Actual 2015	2,004,889	1,331,720	673,170	80,196
4.53	Westchase Homewood Suites	2,958,058	2,445,196	512,862	118,322	394,540	131	83	Actual 2016	3,210,256	2,539,999	670,257	128,410	541,847	132	90	Actual 2015	4,364,744	2,879,354	1,485,391	174,590
4.54	Holiday Inn Express & Suites Tyler South	2,128,673	1,433,018	695,654	85,147	610,507	98	65	Actual 2016	2,077,217	1,417,416	659,801	83,089	576,713	100	63	Actual 2015	2,201,486	1,454,109	747,377	88,059
4.55	Holiday Inn Express & Suites Huntsville	2,360,887	1,565,291	795,596	94,435	701,160	112	73	Actual 2016	2,407,786	1,577,861	829,925	96,311	733,614	115	75	Actual 2015	3,196,798	1,732,411	1,464,387	127,872
4.56	Hampton Inn Sweetwater	1,585,686	1,113,974	471,712	63,427	408,284	95	60	Actual 2016	1,725,603	1,156,237	569,366	69,024	500,342	96	65	Actual 2015	2,002,056	1,321,638	680,418	80,082
4.57	Comfort Suites Buda Austin South	2,082,208	1,446,864	635,344	83,288	552,056	98	75	Actual 2016	2,074,254	1,436,582	637,672	82,970	554,702	99	75	Actual 2015	2,032,396	1,420,251	612,145	81,296
4.58	Fairfield Inn & Suites Weatherford	1,659,116	1,272,735	386,381	66,365	320,016	82	52	Actual 2016	1,543,315	1,214,836	328,479	61,733	266,746	82	48	Actual 2015	1,465,030	1,118,625	346,406	58,601
4.59	Holiday Inn Express & Suites Altus	1,417,147	1,141,477	275,670	56,686	218,984	84	56	Actual 2016	1,422,396	1,125,216	297,180	56,896	240,285	83	57	Actual 2015	1,322,219	1,070,758	251,461	52,889
4.60	Comfort Inn & Suites Paris	1,157,262	854,150	303,112	46,290	256,821	84	56	Actual 2016	1,161,068	837,815	323,253	46,443	276,810	83	56	Actual 2015	1,058,458	770,256	288,202	42,338
4.61	Hampton Inn Suites Decatur	1,550,317	1,300,353	249,964	62,013	187,952	88	57	Actual 2016	1,547,032	1,268,842	278,191	61,881	216,309	89	57	Actual 2015	1,669,635	1,274,496	395,139	66,785
4.62	Holiday Inn Express & Suites Texarkana East	1,638,961	1,398,374	240,588	65,558	175,029	76	50	Actual 2016	1,621,549	1,375,953	245,596	64,862	180,734	75	50	Actual 2015	1,496,353	1,287,565	208,788	59,854
4.63	Mankato Fairfield Inn	1,236,472	1,031,283	205,190	49,459	155,731	94	54	Actual 2016	1,222,539	994,407	228,133	48,902	179,231	92	53	Actual 2015	1,247,365	971,872	275,494	49,895
4.64	Candlewood Suites Texarkana	1,239,140	1,067,770	171,371	49,566	121,805	55	41	Actual 2016	1,270,187	1,053,956	216,231	50,807	165,424	54	42	Actual 2015	1,127,933	919,430	208,504	45,117
4.65	Country Inn & Suites Houston Intercontinental Airport East	413,730	843,600	-429,870	16,549	-446,419	88	47	Actual 2016	599,729	885,679	-285,950	23,989	-309,940	92	65	Actual 2015	1,363,324	1,192,163	171,162	54,533
5	Long Island Prime Portfolio - Melville	24,684,301	9,159,065	15,525,236	0	15,525,236			Actual 2016	24,700,076	9,135,252	15,564,824	0	15,564,824			Actual 2015	23,901,040	8,945,053	14,955,987	0
5.01	68 South Service Road	11,896,604	3,610,599	8,286,005	0	8,286,005			Actual 2016	11,848,224	3,580,219	8,268,005	0	8,268,005			Actual 2015	11,722,817	3,487,725	8,235,092	0
5.02	58 South Service Road	9,053,763	3,644,212	5,409,551	0	5,409,551			Actual 2016	9,245,113	3,641,534	5,603,579	0	5,603,579			Actual 2015	8,705,992	3,636,030	5,069,962	0
5.03	48 South Service Road	3,733,934	1,904,254	1,829,680	0	1,829,680			Actual 2016	3,606,739	1,913,499	1,693,240	0	1,693,240			Actual 2015	3,472,231	1,821,298	1,650,933	0
6	225 & 233 Park Avenue South	35,043,673	19,795,518	15,248,156	0	15,248,156			Actual 2016	35,494,619	19,250,259	16,244,360	0	16,244,360			Actual 2015	41,882,063	19,132,092	22,749,971	0
7	Market Street -The Woodlands	24,050,575	8,831,551	15,219,024	0	15,219,024			Actual 2015	23,041,449	8,428,986	14,612,463	0	14,612,463			Actual 2014	22,613,560	8,087,850	14,525,710	0
8	iStar Leased Fee Portfolio	NAV	NAV	NAV	NAV	NAV	Various	Various	NAV	NAV	NAV	NAV	NAV	NAV	Various	Various	NAV	NAV	NAV	NAV	NAV
8.01	Hilton Salt Lake	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.02	DoubleTree Seattle Airport	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.03	DoubleTree Mission Valley	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.04	One Ally Center	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
8.05	DoubleTree Sonoma	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.06	DoubleTree Durango	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.07	Northside Forsyth Hospital Medical Center	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
8.08	NASA/JPSS Headquarters	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
8.09	Dallas Market Center: Sheraton Suites	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.10	Dallas Market Center: Marriott Courtyard	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
8.11	The Buckler Apartments	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
8.12	Lock-Up Self Storage Facility	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
9	Valley Creek Corporate Center	6,285,182	2,396,484	3,888,698	0	3,888,698			Actual 2016	5,414,167	2,515,441	2,898,726	0	2,898,726			Actual 2015	4,703,860	2,520,085	2,183,776	0
10	Amazon Lakeland	5,437,040	1,285,720	4,151,320	0	4,151,320			Actual 2016	5,642,195	1,266,370	4,375,825	0	4,375,825			Actual 2015	6,243,155	1,233,556	5,009,600	0
11	ExchangeRight Net Leased Portfolio #16	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.01	Walgreens - St. Louis, MO	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.02	Hobby Lobby - Mansfield, TX	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.03	Walgreens - North Ridgeville, OH	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.04	Walgreens - Hammond, IN	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.05	Tractor Supply - Royse City, TX	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
A-1-13

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Most Recent Revenues ($)	Most Recent Expenses ($)	Most Recent NOI ($)	Most Recent Capital Expenditures	Most Recent NCF ($)	Most Recent Hotel ADR	Most Recent Hotel RevPAR	Second Most Recent Period	Second Most Recent Revenues ($)	Second Most Recent Expenses ($)	Second Most Recent NOI ($)	Second Most Recent Capital Expenditures	Second Most Recent NCF ($)	Second Most Recent Hotel ADR	Second Most Recent Hotel RevPAR	Third Most Recent Period	Third Most Recent Revenues ($)	Third Most Recent Expenses ($)	Third Most Recent NOI ($)	Third Most Recent Capital Expenditures
11.06	Tractor Supply - Kuna, ID	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.07	Walgreens - Baytown, TX	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.08	Dollar General - Washington, PA	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.09	Dollar General - Tampa, FL	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.10	Dollar General - Butler, PA	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.11	Dollar General - Jermyn, PA	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.12	Dollar General - Leesport, PA	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.13	Dollar General - Evansville, IN	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.14	Family Dollar - Baton Rouge, LA	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.15	Sherwin Williams - Peoria, IL	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.16	Dollar General - Baton Rouge, LA	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.17	Advance Auto Parts - Normal, IL	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.18	Advance Auto Parts - Zion, IL	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
11.19	Advance Auto Parts - St. Louis, MO	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
12	Raleigh Marriott City Center	26,770,637	17,342,471	9,428,166	0	9,428,166	161	122	Actual 2016	26,773,991	17,272,586	9,501,406	0	9,501,406	160	121	Actual 2015	25,890,265	16,995,264	8,895,001	0
13	2851 Junction	6,073,753	1,597,851	4,475,902	0	4,475,902			Annualized 7 12/31/2015	3,338,585	1,601,794	1,736,791	0	1,736,791			NAV	NAV	NAV	NAV	NAV
14	123 William Street	19,744,372	10,265,603	9,478,769	0	9,478,769			Actual 2015	13,841,425	8,896,462	4,944,963	0	4,944,963			Actual 2014	11,300,309	7,852,958	3,447,351	0
15	Banner Bank	3,511,503	1,166,320	2,345,182	0	2,345,182			Actual 2016	3,510,505	1,172,235	2,338,271	0	2,338,271			Actual 2015	3,360,305	1,089,344	2,270,961	0
16	AmberGlen Corporate Center	3,514,500	1,311,236	2,203,264	0	2,203,264			Actual 2016	3,264,284	1,254,886	2,009,398	0	2,009,398			Actual 2015	3,908,938	1,168,029	2,740,909	0
16.01	2430 NW 206th	893,444	390,989	502,456	0	502,456			Actual 2016	670,561	353,013	317,547	0	317,547			Actual 2015	1,369,597	309,269	1,060,328	0
16.02	1195 NW Compton Drive	1,488,625	490,906	997,719	0	997,719			Actual 2016	1,452,885	480,615	972,270	0	972,270			Actual 2015	1,353,606	466,434	887,173	0
16.03	2345 NW Amberbrook	1,132,431	429,342	703,090	0	703,090			Actual 2016	1,140,839	421,258	719,580	0	719,580			Actual 2015	1,185,735	392,326	793,408	0
17	Highland Park Mixed Use	2,387,429	734,134	1,653,296	0	1,653,296			Actual 2016	2,348,821	752,843	1,595,977	0	1,595,977			Actual 2015	2,323,695	818,247	1,505,448	0
18	Raley’s Towne Centre	1,996,724	409,766	1,586,958	0	1,586,958			Actual 2016	1,971,812	482,365	1,489,447	0	1,489,447			Actual 2015	1,914,528	462,028	1,452,500	0
19	Save Mart Portfolio	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.01	Lucky - San Francisco	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.02	Lucky - San Bruno	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.03	Lucky California - Daly City	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.04	Lucky - San Jose I	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.05	Lucky - San Jose II	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.06	Lucky - San Leandro	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.07	Dick’s Sporting Goods - Folsom	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.08	Lucky - Concord	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.09	FoodMaxx - Antioch	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.10	Lucky - Hollister	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.11	Save Mart - Modesto	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.12	Dick’s Sporting Goods - Salinas	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.13	Save Mart - Clovis	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.14	Save Mart - Grass Valley	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.15	FoodMaxx - Sacramento	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.16	Lucky - Hayward I	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.17	Save Mart - Auburn	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.18	Save Mart - Tracy	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.19	S-Mart - Lodi	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.20	Save Mart - Chico	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.21	Save Mart - Fresno I	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.22	Lucky - San Jose III	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.23	Save Mart - Roseville	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.24	Lucky - Vacaville I	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.25	Save Mart - Elk Grove	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.26	Save Mart - Fresno II	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.27	Lucky - Sand City	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.28	Lucky - Vacaville II	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.29	Lucky - Hayward	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.30	Save Mart - Kingsburg	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.31	Save Mart - Sacramento	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.32	Lucky - Santa Rosa	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
19.33	Save Mart - Jackson	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
20	TownePlace Suites - Boynton Beach	4,543,597	2,115,881	2,427,716	0	2,427,716	130	105	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV	NAV
21	Fairlane Meadows	3,050,964	999,678	2,051,285	0	2,051,285			TTM 6/30/2016	2,934,475	936,422	1,998,053	0	1,998,053			Actual 2015	2,857,515	954,259	1,903,257	0
22	TownePlace Suites-VA	5,012,793	2,796,856	2,215,937	0	2,215,937	90	73	Actual 2016	5,065,606	2,791,830	2,273,776	0	2,273,776	91	73	Actual 2015	4,526,351	2,756,186	1,770,165	0
22.01	TownePlace Suites Stafford Quantico	2,472,607	1,328,423	1,144,184	0	1,144,184	93	72	Actual 2016	2,489,181	1,346,759	1,142,422	0	1,142,422	93	72	Actual 2015	2,317,087	1,325,872	991,215	0
22.02	TownePlace Suites Fredericksburg	2,540,186	1,468,433	1,071,753	0	1,071,753	87	73	Actual 2016	2,576,425	1,445,071	1,131,354	0	1,131,354	89	74	Actual 2015	2,209,264	1,430,314	778,950	0
23	Hilton Garden Inn - Ames	4,597,633	2,716,877	1,880,755	0	1,880,755	133	98	Actual 2016	4,716,233	2,797,755	1,918,479	0	1,918,479	132	100	Actual 2015	4,801,823	2,879,864	1,921,959	0
24	Stemmons Office Portfolio	6,698,622	2,734,349	3,964,273	0	3,964,273			Actual 2016	6,139,258	2,520,240	3,619,018	0	3,619,018			Actual 2015	6,006,976	2,470,939	3,536,037	0
24.01	7701 Stemmons	2,831,123	1,244,146	1,586,977	0	1,586,977			Actual 2016	2,595,403	1,146,864	1,448,539	0	1,448,539			Actual 2015	2,878,133	1,184,500	1,693,633	0
24.02	8001 Stemmons	2,815,521	845,863	1,969,658	0	1,969,658			Actual 2016	2,580,854	785,670	1,795,184	0	1,795,184			Actual 2015	2,179,390	766,940	1,412,450	0
24.03	8101 Stemmons	1,051,978	644,340	407,638	0	407,638			Actual 2016	963,001	587,706	375,295	0	375,295			Actual 2015	949,453	519,499	429,954	0
25	Stonebriar Commons on Legacy	2,125,760	792,788	1,332,972	0	1,332,972			Actual 2016	1,961,094	790,799	1,170,295	0	1,170,295			Actual 2015	1,669,854	806,843	863,011	0
26	Residence Inn Carlsbad	5,621,804	3,351,386	2,270,418	224,872	2,045,546	154	125	Actual 2016	5,611,542	3,375,886	2,235,656	224,462	2,011,194	154	125	Actual 2015	5,785,565	3,350,293	2,435,272	231,423
27	Crossings at Hobart	9,391,290	3,537,352	5,853,938	0	5,853,938			Actual 2015	9,148,350	3,671,439	5,476,911	0	5,476,911			Actual 2014	9,346,160	4,053,251	5,292,909	0
28	US Bank Building - Reno	1,482,857	566,923	915,934	0	915,934			Actual 2016	1,467,563	558,088	909,475	0	909,475			Actual 2015	1,431,620	578,511	853,109	0
29	Old Town	2,150,289	852,176	1,298,114	0	1,298,114			Actual 2016	2,012,594	726,146	1,286,448	0	1,286,448			Actual 2015	1,868,931	663,594	1,205,337	0
30	Lormax Stern Retail Development – Roseville	6,687,483	2,896,333	3,791,150	0	3,791,150			Actual 2016	6,631,495	2,905,408	3,726,087	0	3,726,087			Actual 2015	5,712,265	2,916,661	2,795,604	0
31	Alexander Hamilton Plaza	3,294,622	2,072,319	1,222,303	0	1,222,303			Actual 2016	3,270,651	2,227,921	1,042,730	0	1,042,730			Actual 2015	3,129,563	2,197,721	931,842	0
32	Cooper Street Retail	1,447,282	365,002	1,082,280	0	1,082,280			Actual 2015	1,399,576	342,880	1,056,697	0	1,056,697			Actual 2014	1,374,510	351,822	1,022,688	0
33	Uptown Row	1,617,506	611,580	1,005,926	0	1,005,926			Actual 2016	1,604,590	622,261	982,329	0	982,329			Actual 2015	1,621,155	580,628	1,040,527	0
34	Home2 Suites - San Antonio	3,850,289	2,080,866	1,769,423	0	1,769,423	109	93	Actual 2016	3,813,685	2,058,075	1,755,610	0	1,755,610	107	92	Actual 2015	3,620,829	1,860,285	1,760,544	0
35	Hampton Inn Northlake	3,622,507	2,245,859	1,376,648	144,900	1,231,748	104	81	Actual 2016	3,455,629	2,180,164	1,275,465	138,225	1,137,240	104	77	Actual 2015	3,033,021	2,061,794	971,228	121,321
36	Holiday Inn Express & Suites - Charlotte-Arrowood	2,912,607	1,801,871	1,110,736	134,979	975,757	115	80	Actual 2016	3,028,656	1,817,764	1,210,892	136,242	1,074,650	117	84	Actual 2015	3,034,329	1,779,449	1,254,880	121,353
37	Hughes Airport Center	1,464,698	557,761	906,937	0	906,937			Actual 2015	1,529,093	578,230	950,863	0	950,863			Actual 2014	1,434,686	568,667	866,019	0
38	Boardwalk Shopping Center	1,075,536	421,307	654,229	0	654,229			Actual 2016	1,078,459	339,382	739,077	0	739,077			Actual 2015	922,121	291,229	630,892	0
39	41725 Ford Road	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV	NAV			NAV	NAV	NAV	NAV	NAV
40	Mini Self Storage & RV	1,249,306	448,457	800,849	0	800,849			Actual 2016	1,247,037	452,311	794,726	0	794,726			Actual 2015	1,153,007	434,161	718,846	0
41	Crystal Park Plaza	1,546,716	665,657	881,059	0	881,059			Actual 2016	1,503,763	650,371	853,392	0	853,392			Actual 2015	1,214,799	630,580	584,219	0
42	Clifton Park Self Storage Portfolio	1,003,928	300,001	703,927	0	703,927			Actual 2016	996,572	301,873	694,699	0	694,699			Actual 2015	941,651	280,569	661,082	0
42.01	1772 Route 9	534,718	164,884	369,834	0	369,834			Actual 2016	534,910	165,372	369,538	0	369,538			Actual 2015	513,602	155,436	358,166	0
42.02	261 Ushers Road - CP	469,210	135,116	334,094	0	334,094			Actual 2016	461,662	136,501	325,161	0	325,161			Actual 2015	428,049	125,133	302,916	0
43	Hampton Inn & Suites Elyria	3,117,399	1,762,968	1,354,431	0	1,354,431	123	87	Actual 2016	3,181,672	1,804,439	1,377,233	0	1,377,233	124	88	Actual 2015	3,372,283	1,958,613	1,413,670	0
44	North Towne Commons	1,343,331	491,141	852,190	5,000	847,190			Actual 2015	1,288,373	479,194	809,179	3,600	805,579			Actual 2014	1,204,977	443,511	761,466	0
45	Burt Estates MHP	1,161,427	567,785	593,642	0	593,642			Actual 2016	1,114,965	564,726	550,239	0	550,239			Actual 2015	917,456	522,863	394,592	0
46	Cardiff Plaza	1,277,680	592,253	685,427	0	685,427			Actual 2016	1,275,252	595,127	680,126	0	680,126			Actual 2015	1,309,049	582,142	726,907	0
47	Candlewood Suites New Bern	2,071,283	1,084,077	987,206	0	987,206	83	68	Actual 2016	2,052,770	1,085,338	967,432	0	967,432	81	67	Actual 2015	1,879,206	1,038,952	840,255	0
48	Hampton Inn - Anderson	2,395,770	1,363,898	1,031,872	0	1,031,872	119	92	Actual 2016	2,351,903	1,347,221	1,004,682	0	1,004,682	118	90	Actual 2015	2,061,114	1,173,759	887,355	0
49	Fairfield Inn & Suites - Greenwood	2,164,489	1,241,524	922,965	0	922,965	104	76	Actual 2016	2,014,425	1,174,854	839,571	0	839,571	102	71	Actual 2015	2,079,058	1,124,635	954,423	0
50	Oakbridge Apartments	926,033	290,944	635,089	0	635,089			Actual 2016	866,705	288,075	578,630	0	578,630			Actual 2015	670,952	201,003	469,949	0
51	Valley High & San Pedro MHC	823,654	317,479	506,175	0	506,175			Actual 2016	791,181	314,534	476,647	0	476,647			Actual 2015	779,548	347,755	431,793	0

A-1-14

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Most Recent Revenues ($)	Most Recent Expenses ($)	Most Recent NOI ($)	Most Recent Capital Expenditures	Most Recent NCF ($)	Most Recent Hotel ADR	Most Recent Hotel RevPAR	Second Most Recent Period	Second Most Recent Revenues ($)	Second Most Recent Expenses ($)	Second Most Recent NOI ($)	Second Most Recent Capital Expenditures	Second Most Recent NCF ($)	Second Most Recent Hotel ADR	Second Most Recent Hotel RevPAR	Third Most Recent Period	Third Most Recent Revenues ($)	Third Most Recent Expenses ($)	Third Most Recent NOI ($)	Third Most Recent Capital Expenditures
52	Valley View Estates MHP	909,763	370,618	539,145	0	539,145			Actual 2016	908,216	388,241	519,975	0	519,975			Actual 2015	893,566	383,020	510,546	0
53	Ravinia Estates	834,174	336,735	497,439	0	497,439			Actual 2016	814,789	338,482	476,307	0	476,307			Actual 2015	728,390	327,148	401,242	0
54	Sycamore Terrace	683,899	266,090	417,809	0	417,809			Actual 2016	692,182	255,456	436,726	0	436,726			Actual 2015	730,037	297,383	432,654	0
55	Wakefield Apartments	942,897	421,135	521,762	0	521,762			Actual 2016	927,830	429,230	498,600	0	498,600			Actual 2015	906,338	432,612	473,726	0
56	Stonefield Place Apartments	910,706	276,133	634,573	0	634,573			Actual 2016	901,138	274,645	626,493	0	626,493			Actual 2015	873,236	281,373	591,863	0
57	Imperial Clark Center - Downey CA	698,650	155,253	543,397	0	543,397			Actual 2015	672,898	149,793	523,105	0	523,105			Actual 2014	638,410	142,340	496,070	0
58	La Quinta Florence KY	2,259,499	1,514,764	744,736	90,380	654,356	91	83	Actual 2016	2,233,489	1,500,441	733,048	89,340	643,709	89	82	Actual 2015	2,002,485	1,360,953	641,532	80,099
59	Orchards Market Center	586,652	212,253	374,400	0	374,400			Actual 2015	576,439	280,092	296,347	0	296,347			Actual 2014	289,958	88,153	201,806	0
60	35 North Raymond Avenue	367,789	157,708	210,080	0	210,080			Actual 2016	431,847	176,537	255,310	0	255,310			Actual 2015	359,995	168,797	191,198	0
61	Pin Oak Crossing	784,169	226,366	557,803	29,035	528,769			Actual 2016	759,651	224,654	534,997	22,817	512,181			Actual 2015	654,886	179,615	475,272	31,422
62	Rite Aid - Allentown	419,864	8,783	411,081	0	411,081			Actual 2015	416,115	13,328	402,787	0	402,787			NAV	NAV	NAV	NAV	NAV
63	StoreRight Ocala	594,070	277,527	316,543	0	316,543			Actual 2016	569,000	273,711	295,289	0	295,289			Actual 2015	419,778	261,482	158,296	0
64	Maximus Self Storage	565,340	212,027	353,312	0	353,312			Actual 2016	549,241	217,963	331,278	0	331,278			Actual 2015	494,617	222,527	272,090	0
65	StoreRight Jacksonville	511,726	208,184	303,542	0	303,542			Actual 2016	506,284	201,332	304,952	0	304,952			Actual 2015	287,544	125,675	161,869	0
66	StoreRight Tampa	499,977	211,507	288,470	0	288,470			Actual 2016	483,313	211,812	271,501	0	271,501			Actual 2015	380,130	195,727	184,402	0
67	Allmark Plaza	410,576	93,159	317,416	0	317,416			Actual 2016	411,110	92,135	318,975	0	318,975			Actual 2015	400,462	94,214	306,249	0
68	Shoppes at Hunters Run	537,978	210,772	327,206	0	327,206			Actual 2015	490,326	167,317	323,009	0	323,009			Actual 2014	519,907	170,914	348,993	0
69	Macon Plaza	456,691	136,053	320,638	0	320,638			Actual 2016	455,649	135,420	320,229	0	320,229			Actual 2015	488,294	130,357	357,937	0
70	Out O’ Space Storage North Charleston	437,820	210,909	226,911	0	226,911			Actual 2016	431,603	200,313	231,290	0	231,290			Actual 2015	425,612	184,635	240,977	0
71	Elsea MHP Portfolio	703,514	360,008	343,506	0	343,506			Actual 2016	696,853	360,679	336,174	0	336,174			Actual 2015	681,338	378,795	302,544	0
71.01	Rustic Ridge	395,989	181,492	214,497	0	214,497			Actual 2016	390,313	182,115	208,198	0	208,198			Actual 2015	370,608	204,187	166,421	0
71.02	Carousel Court	307,525	178,516	129,009	0	129,009			Actual 2016	306,540	178,563	127,976	0	127,976			Actual 2015	310,730	174,607	136,123	0
72	300 Northern Pacific Avenue	480,970	207,955	273,014	0	273,014			Actual 2016	493,423	198,140	295,283	0	295,283			Actual 2015	482,293	189,236	293,057	0
73	Mobile City MHC	474,715	203,154	271,561	0	271,561			Actual 2016	460,267	194,456	265,811	0	265,811			Actual 2015	462,270	189,299	272,971	0
74	Park Village	364,091	123,641	240,450	0	240,450			Actual 2016	352,033	123,454	228,578	0	228,578			Actual 2015	316,402	128,179	188,223	0
75	Chapel Ridge Shoppes	294,360	104,337	190,023	0	190,023			Actual 2016	293,065	102,184	190,881	0	190,881			Actual 2015	300,392	95,724	204,668	0
76	Streetside at Thomas Crossroads	144,915	37,504	107,411	7,150	100,261			Actual 2015	199,181	37,730	161,451	0	161,451			NAV	NAV	NAV	NAV	NAV

A-1-15

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Third Most Recent NCF ($)	Third Most Recent Hotel ADR	Third Most Recent Hotel RevPAR	Master Lease (Y/N)	Largest Tenant Name (7) (8) (9) (10)	Largest Tenant Sq. Ft.	Largest Tenant % of NRA	Largest Tenant Exp. Date	2nd Largest Tenant Name (7) (8) (9) (11)	2nd Largest Tenant Sq. Ft.	2nd Largest Tenant % of NRA	2nd Largest Tenant Exp. Date	3rd Largest Tenant Name (7) (8) (9)
1	General Motors Building	165,315,617			N	Weil, Gotshal & Manges	489,867	24.6%	8/31/2034	Aramis	299,895	15.1%	3/31/2020	Perella Weinberg
2	Del Amo Fashion Center	35,039,436			Y	J.C. Penney	163,346	9.2%	12/31/2018	Nordstrom	138,000	7.8%	2/28/2031	Dick’s Sporting Goods
3	245 Park Avenue	102,667,705			N	Société Générale	562,347	32.6%	10/31/2032	JPMorgan Chase Bank, N.A.	225,438	13.1%	10/31/2022	Major League Baseball
4	Starwood Capital Group Hotel Portfolio	74,006,640	117	87	N
4.01	Larkspur Landing Sunnyvale	4,358,379	180	159	N
4.02	Larkspur Landing Milpitas	3,519,154	157	138	N
4.03	Larkspur Landing Campbell	3,278,807	155	137	N
4.04	Larkspur Landing San Francisco	2,763,303	159	143	N
4.05	Larkspur Landing Pleasanton	2,313,355	125	107	N
4.06	Larkspur Landing Bellevue	2,075,735	122	100	N
4.07	Larkspur Landing Sacramento	1,858,232	111	91	N
4.08	Hampton Inn Ann Arbor North	1,904,721	130	98	N
4.09	Larkspur Landing Hillsboro	1,888,005	110	85	N
4.10	Larkspur Landing Renton	1,753,708	114	92	N
4.11	Holiday Inn Arlington Northeast Rangers Ballpark	1,425,382	115	87	N
4.12	Residence Inn Toledo Maumee	1,294,945	120	96	N
4.13	Residence Inn Williamsburg	1,286,911	127	91	N
4.14	Hampton Inn Suites Waco South	1,492,665	116	92	N
4.15	Holiday Inn Louisville Airport Fair Expo	1,465,361	126	98	N
4.16	Courtyard Tyler	1,698,971	119	77	N
4.17	Hilton Garden Inn Edison Raritan Center	1,053,893	122	93	N
4.18	Hilton Garden Inn St Paul Oakdale	1,603,432	128	103	N
4.19	Residence Inn Grand Rapids West	1,139,151	122	92	N
4.20	Peoria, AZ Residence Inn	1,175,318	113	96	N
4.21	Hampton Inn Suites Bloomington Normal	1,564,044	116	85	N
4.22	Courtyard Chico	1,091,408	122	92	N
4.23	Hampton Inn Suites South Bend	1,094,106	125	80	N
4.24	Hampton Inn Suites Kokomo	1,166,508	117	91	N
4.25	Courtyard Wichita Falls	995,086	109	79	N
4.26	Hampton Inn Morehead	1,013,216	111	68	N
4.27	Residence Inn Chico	1,121,462	121	105	N
4.28	Courtyard Lufkin	1,211,486	111	83	N
4.29	Hampton Inn Carlisle	1,219,043	125	97	N
4.30	Springhill Suites Williamsburg	900,252	104	72	N
4.31	Fairfield Inn Bloomington	584,352	94	58	N
4.32	Waco Residence Inn	885,135	119	101	N
4.33	Holiday Inn Express Fishers	945,318	109	67	N
4.34	Larkspur Landing Folsom	927,850	108	92	N
4.35	Springhill Suites Chicago Naperville Warrenville	719,114	101	70	N
4.36	Holiday Inn Express & Suites Paris	800,200	105	73	N
4.37	Toledo Homewood Suites	705,161	112	90	N
4.38	Grand Rapids Homewood Suites	902,190	120	106	N
4.39	Fairfield Inn Laurel	660,749	98	74	N
4.40	Cheyenne Fairfield Inn and Suites	910,086	123	99	N
4.41	Courtyard Akron Stow	1,210,700	117	85	N
4.42	Towneplace Suites Bloomington	612,406	90	65	N
4.43	Larkspur Landing Roseville	804,842	103	83	N
4.44	Hampton Inn Danville	612,946	122	88	N
4.45	Holiday Inn Norwich	606,130	123	66	N
4.46	Hampton Inn Suites Longview North	1,190,842	122	90	N
4.47	Springhill Suites Peoria Westlake	634,944	106	68	N
4.48	Hampton Inn Suites Buda	997,709	126	102	N
4.49	Shawnee Hampton Inn	571,331	105	79	N
4.50	Racine Fairfield Inn	597,446	105	76	N
4.51	Hampton Inn Selinsgrove Shamokin Dam	655,218	114	79	N
4.52	Holiday Inn Express & Suites Terrell	592,974	98	80	N
4.53	Westchase Homewood Suites	1,310,801	150	123	N
4.54	Holiday Inn Express & Suites Tyler South	659,318	108	67	N
4.55	Holiday Inn Express & Suites Huntsville	1,336,515	129	99	N
4.56	Hampton Inn Sweetwater	600,336	101	75	N
4.57	Comfort Suites Buda Austin South	530,849	96	74	N
4.58	Fairfield Inn & Suites Weatherford	287,804	78	46	N
4.59	Holiday Inn Express & Suites Altus	198,572	79	53	N
4.60	Comfort Inn & Suites Paris	245,864	82	52	N
4.61	Hampton Inn Suites Decatur	328,354	89	61	N
4.62	Holiday Inn Express & Suites Texarkana East	148,934	72	46	N
4.63	Mankato Fairfield Inn	225,599	84	53	N
4.64	Candlewood Suites Texarkana	163,387	58	38	N
4.65	Country Inn & Suites Houston Intercontinental Airport East	116,629	84	59	N
5	Long Island Prime Portfolio - Melville	14,955,987			N	Various	Various	Various	Various	Various	Various	Various	Various	Various
5.01	68 South Service Road	8,235,092			N	Citibank N.A.	202,930	62.8%	3/31/2022	HQ Global Workplaces LLC.	35,522	11.0%	1/31/2019	Signature Bank
5.02	58 South Service Road	5,069,962			N	Morgan Stanley Smith Barney	50,359	16.3%	11/30/2023	Jackson Lewis P.C.	29,385	9.5%	12/31/2025	UBS Financial Services Inc.
5.03	48 South Service Road	1,650,933			N	Massachusetts Mutual Life Insurance	15,603	10.8%	6/30/2021	Mercer Inc.	14,171	9.8%	8/31/2021	Citizens Bank N.A.
6	225 & 233 Park Avenue South	22,749,971			N	Facebook	266,460	39.4%	10/31/2027	Buzzfeed	194,123	28.7%	5/31/2026	STV
7	Market Street -The Woodlands	14,525,710			N	H-E-B Woodlands Market	82,525	16.8%	7/1/2024	Merrill Lynch	23,682	4.8%	1/1/2020	Regus
8	iStar Leased Fee Portfolio	NAV	Various	Various	Various
8.01	Hilton Salt Lake	NAV	NAV	NAV	Y
8.02	DoubleTree Seattle Airport	NAV	NAV	NAV	Y
8.03	DoubleTree Mission Valley	NAV	NAV	NAV	Y
8.04	One Ally Center	NAV			N
8.05	DoubleTree Sonoma	NAV	NAV	NAV	Y
8.06	DoubleTree Durango	NAV	NAV	NAV	Y
8.07	Northside Forsyth Hospital Medical Center	NAV			N
8.08	NASA/JPSS Headquarters	NAV			N
8.09	Dallas Market Center: Sheraton Suites	NAV	NAV	NAV	N
8.10	Dallas Market Center: Marriott Courtyard	NAV	NAV	NAV	N
8.11	The Buckler Apartments	NAV			N
8.12	Lock-Up Self Storage Facility	NAV			N
9	Valley Creek Corporate Center	2,183,776			N	Analytical Graphics, Inc.	90,917	35.0%	05/31/2022	Internet Pipeline, Inc.	46,848	18.1%	5/31/2025	Autotrader.Com, Inc.
10	Amazon Lakeland	5,009,600			N	Amazon.com.dedc, LLC	1,016,080	100.0%	7/31/2029
11	ExchangeRight Net Leased Portfolio #16	NAV			N	Various	Various	Various	Various
11.01	Walgreens - St. Louis, MO	NAV			N	Walgreens	15,120	100.0%	5/30/2028
11.02	Hobby Lobby - Mansfield, TX	NAV			N	Hobby Lobby	55,000	100.0%	5/1/2032
11.03	Walgreens - North Ridgeville, OH	NAV			N	Walgreens	14,490	100.0%	11/30/2030
11.04	Walgreens - Hammond, IN	NAV			N	Walgreens	13,905	100.0%	9/1/2026
11.05	Tractor Supply - Royse City, TX	NAV			N	Tractor Supply	21,930	100.0%	10/14/2031

A-1-16

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Third Most Recent NCF ($)	Third Most Recent Hotel ADR	Third Most Recent Hotel RevPAR	Master Lease (Y/N)	Largest Tenant Name (7) (8) (9) (10)	Largest Tenant Sq. Ft.	Largest Tenant % of NRA	Largest Tenant Exp. Date	2nd Largest Tenant Name (7) (8) (9) (11)	2nd Largest Tenant Sq. Ft.	2nd Largest Tenant % of NRA	2nd Largest Tenant Exp. Date	3rd Largest Tenant Name (7) (8) (9)
11.06	Tractor Supply - Kuna, ID	NAV			N	Tractor Supply	21,999	100.0%	3/31/2032
11.07	Walgreens - Baytown, TX	NAV			N	Walgreens	13,905	100.0%	3/31/2027
11.08	Dollar General - Washington, PA	NAV			N	Dollar General	10,542	100.0%	3/17/2032
11.09	Dollar General - Tampa, FL	NAV			N	Dollar General	9,100	100.0%	8/31/2028
11.10	Dollar General - Butler, PA	NAV			N	Dollar General	9,100	100.0%	8/31/2030
11.11	Dollar General - Jermyn, PA	NAV			N	Dollar General	9,002	100.0%	1/31/2031
11.12	Dollar General - Leesport, PA	NAV			N	Dollar General	9,026	100.0%	5/31/2030
11.13	Dollar General - Evansville, IN	NAV			N	Dollar General	9,014	100.0%	10/31/2026
11.14	Family Dollar - Baton Rouge, LA	NAV			N	Family Dollar	8,320	100.0%	3/31/2032
11.15	Sherwin Williams - Peoria, IL	NAV			N	Sherwin Williams	9,520	100.0%	5/31/2027
11.16	Dollar General - Baton Rouge, LA	NAV			N	Dollar General	9,026	100.0%	3/31/2032
11.17	Advance Auto Parts - Normal, IL	NAV			N	Advance Auto Parts	7,000	100.0%	12/31/2026
11.18	Advance Auto Parts - Zion, IL	NAV			N	Advance Auto Parts	6,500	100.0%	12/31/2027
11.19	Advance Auto Parts - St. Louis, MO	NAV			N	Advance Auto Parts	7,600	100.0%	12/31/2026
12	Raleigh Marriott City Center	8,895,001	154	115	N
13	2851 Junction	NAV			N	TSMC North America	155,613	100.0%	9/18/2029
14	123 William Street	3,447,351			N	Planned Parenthood (Corporate)	65,242	12.0%	7/31/2031	U.S. Social Security Administration	48,221	8.8%	6/28/2022	NYS Licensing
15	Banner Bank	2,270,961			N	Regus	16,570	9.4%	4/30/2023	NYK Lines, North America	16,570	9.4%	8/31/2018	Banner Bank
16	AmberGlen Corporate Center	2,740,909			N	Various	Various	Various	Various	Various	Various	Various	Various	Various
16.01	2430 NW 206th	1,060,328			N	Kaiser Foundation Health Plan, Inc.	33,424	54.1%	3/31/2026	KLA - Tencor Corporation	21,852	35.4%	10/31/2026	WFG National Title Insurance Company
16.02	1195 NW Compton Drive	887,173			N	Planar Systems, Inc.	72,242	100.0%	1/31/2022
16.03	2345 NW Amberbrook	793,408			N	Serena Software, Inc.	33,352	51.6%	11/30/2018	LAM Research Corporation	14,476	22.4%	4/30/2018	DiabetOmics, Inc.
17	Highland Park Mixed Use	1,505,448			N	Equinox	23,200	40.2%	12/31/2024	Soul 2 Sole	7,724	13.4%	12/31/2018	Tucker Development Corporation
18	Raley’s Towne Centre	1,452,500			N	Raley’s	55,826	39.2%	2/28/2025	Ross	25,000	17.5%	1/31/2022	U.S. Post Office
19	Save Mart Portfolio	NAV			Y	Save Mart Supermarkets	1,733,239	100.0%	4/30/2032
19.01	Lucky - San Francisco	NAV			Y	Save Mart Supermarkets	49,188	100.0%	4/30/2032
19.02	Lucky - San Bruno	NAV			Y	Save Mart Supermarkets	56,280	100.0%	4/30/2032
19.03	Lucky California - Daly City	NAV			Y	Save Mart Supermarkets	61,881	100.0%	4/30/2032
19.04	Lucky - San Jose I	NAV			Y	Save Mart Supermarkets	52,659	100.0%	4/30/2032
19.05	Lucky - San Jose II	NAV			Y	Save Mart Supermarkets	59,907	100.0%	4/30/2032
19.06	Lucky - San Leandro	NAV			Y	Save Mart Supermarkets	58,526	100.0%	4/30/2032
19.07	Dick’s Sporting Goods - Folsom	NAV			Y	Save Mart Supermarkets	49,517	100.0%	4/30/2032
19.08	Lucky - Concord	NAV			Y	Save Mart Supermarkets	61,447	100.0%	4/30/2032
19.09	FoodMaxx - Antioch	NAV			Y	Save Mart Supermarkets	60,154	100.0%	4/30/2032
19.10	Lucky - Hollister	NAV			Y	Save Mart Supermarkets	62,078	100.0%	4/30/2032
19.11	Save Mart - Modesto	NAV			Y	Save Mart Supermarkets	54,605	100.0%	4/30/2032
19.12	Dick’s Sporting Goods - Salinas	NAV			Y	Save Mart Supermarkets	62,246	100.0%	4/30/2032
19.13	Save Mart - Clovis	NAV			Y	Save Mart Supermarkets	50,918	100.0%	4/30/2032
19.14	Save Mart - Grass Valley	NAV			Y	Save Mart Supermarkets	43,737	100.0%	4/30/2032
19.15	FoodMaxx - Sacramento	NAV			Y	Save Mart Supermarkets	51,316	100.0%	4/30/2032
19.16	Lucky - Hayward I	NAV			Y	Save Mart Supermarkets	45,579	100.0%	4/30/2032
19.17	Save Mart - Auburn	NAV			Y	Save Mart Supermarkets	43,768	100.0%	4/30/2032
19.18	Save Mart - Tracy	NAV			Y	Save Mart Supermarkets	62,236	100.0%	4/30/2032
19.19	S-Mart - Lodi	NAV			Y	Save Mart Supermarkets	50,342	100.0%	4/30/2032
19.20	Save Mart - Chico	NAV			Y	Save Mart Supermarkets	42,294	100.0%	4/30/2032
19.21	Save Mart - Fresno I	NAV			Y	Save Mart Supermarkets	58,360	100.0%	4/30/2032
19.22	Lucky - San Jose III	NAV			Y	Save Mart Supermarkets	49,103	100.0%	4/30/2032
19.23	Save Mart - Roseville	NAV			Y	Save Mart Supermarkets	53,248	100.0%	4/30/2032
19.24	Lucky - Vacaville I	NAV			Y	Save Mart Supermarkets	42,630	100.0%	4/30/2032
19.25	Save Mart - Elk Grove	NAV			Y	Save Mart Supermarkets	45,641	100.0%	4/30/2032
19.26	Save Mart - Fresno II	NAV			Y	Save Mart Supermarkets	50,245	100.0%	4/30/2032
19.27	Lucky - Sand City	NAV			Y	Save Mart Supermarkets	62,501	100.0%	4/30/2032
19.28	Lucky - Vacaville II	NAV			Y	Save Mart Supermarkets	44,745	100.0%	4/30/2032
19.29	Lucky - Hayward	NAV			Y	Save Mart Supermarkets	61,454	100.0%	4/30/2032
19.30	Save Mart - Kingsburg	NAV			Y	Save Mart Supermarkets	41,368	100.0%	4/30/2032
19.31	Save Mart - Sacramento	NAV			Y	Save Mart Supermarkets	49,629	100.0%	4/30/2032
19.32	Lucky - Santa Rosa	NAV			Y	Save Mart Supermarkets	55,044	100.0%	4/30/2032
19.33	Save Mart - Jackson	NAV			Y	Save Mart Supermarkets	40,593	100.0%	4/30/2032
20	TownePlace Suites - Boynton Beach	NAV	NAV	NAV	N
21	Fairlane Meadows	1,903,257			N	Best Buy	36,586	23.3%	3/31/2023	Citi Trends	20,000	12.7%	11/30/2018	Dollar Tree
22	TownePlace Suites-VA	1,770,165	91	65	N
22.01	TownePlace Suites Stafford Quantico	991,215	92	67	N
22.02	TownePlace Suites Fredericksburg	778,950	89	64	N
23	Hilton Garden Inn - Ames	1,921,959	126	100	N
24	Stemmons Office Portfolio	3,536,037			N	Various	Various	Various	Various	Various	Various	Various	Various
24.01	7701 Stemmons	1,693,633			N	GSA - Citizenship and Immigration Service	83,470	48.2%	5/1/2021	GSA - Immigration and Customs Enforcement	75,855	43.8%	4/30/2021
24.02	8001 Stemmons	1,412,450			N	GSA - Citizenship and Immigration Service	104,728	100.0%	3/15/2024
24.03	8101 Stemmons	429,954			N	GSA - Immigration and Customs Enforcement	56,813	100.0%	6/7/2020
25	Stonebriar Commons on Legacy	863,011			N	Catina Laredo	8,165	12.9%	1/31/2027	Silver Fox	6,437	10.2%	2/11/2022	Starcrest
26	Residence Inn Carlsbad	2,203,849	152	129	N
27	Crossings at Hobart	5,292,909			N	Wal-Mart Real Estate Business Trust dba WalMart	206,408	26.7%	3/31/2023	Burlington Coat Factory of Indiana, LLC dba Burlington Coat Factory	102,788	13.3%	1/31/2021	HobLob, Limited Partnership dba Hobby Lobby
28	US Bank Building - Reno	853,109			N	US Bank	30,039	35.4%	4/1/2023	PBC Reno, LLC	13,127	15.5%	10/1/2023	LRRC
29	Old Town	1,205,337			N	Solis Wealth Management	4,186	5.2%	12/31/2017	Solano’s Food Group	4,000	5.0%	11/30/2019	HK Lane
30	Lormax Stern Retail Development – Roseville	2,795,604			N	Kohl’s	83,473	20.3%	1/31/2025	Dick’s Sporting Goods	50,000	12.2%	1/31/2025	Babies R Us
31	Alexander Hamilton Plaza	931,842			N	State of New Jersey	78,807	43.2%	9/30/2023	Pat-Fit LLC d/b/a: Planet Fitness	18,028	9.9%	4/7/2028	The County of Passaic
32	Cooper Street Retail	1,022,688			N	Ashley Furniture	50,000	56.9%	3/31/2021	Lamps Plus	14,990	17.1%	12/27/2018	Party City
33	Uptown Row	1,040,527			N	Allina Health Care	6,578	17.8%	12/31/2020	Uptown Dermatology and Skinspa	3,967	10.7%	09/30/2020	Re-Max Results
34	Home2 Suites - San Antonio	1,760,544	106	88	N
35	Hampton Inn Northlake	849,907	94	68	N
36	Holiday Inn Express & Suites - Charlotte-Arrowood	1,133,527	109	84	N
37	Hughes Airport Center	866,019			N	NOSVA, L.P.	24,551	35.0%	3/31/2021	American Western Homes	23,288	33.2%	12/31/2021	OpenEdge Payments
38	Boardwalk Shopping Center	630,892			N	Massage Heights	5,093	12.7%	6/30/2018	Angry Elephant	4,314	10.7%	10/31/2018	In Balance Fitness
39	41725 Ford Road	NAV			N	Sleep Number	3,650	17.5%	7/31/2027	Olga’s Kitchen	3,314	15.9%	10/31/2021	Dental One, Inc.
40	Mini Self Storage & RV	718,846			N
41	Crystal Park Plaza	584,219			N	Seagate Technology	12,068	20.6%	6/30/2019	Advanced 1 LTD	10,881	18.6%	6/30/2018	Facility Solutions Group
42	Clifton Park Self Storage Portfolio	661,082			N
42.01	1772 Route 9	358,166			N
42.02	261 Ushers Road - CP	302,916			N
43	Hampton Inn & Suites Elyria	1,413,670	124	94	N
44	North Towne Commons	761,466			N	The TJX Companies, Inc.	29,625	30.1%	4/30/2023	PSP Stores, LLC	11,440	11.6%	1/31/2028	Aaron Rents, Inc.
45	Burt Estates MHP	394,592			N
46	Cardiff Plaza	726,907			N	Goodwill Industries	20,170	14.5%	6/30/2022	Harbor Freight Tools	15,064	10.8%	11/30/2020	Sav A Lot
47	Candlewood Suites New Bern	840,255	82	61	N
48	Hampton Inn - Anderson	887,355	114	79	N
49	Fairfield Inn & Suites - Greenwood	954,423	104	74	N
50	Oakbridge Apartments	469,949			N
51	Valley High & San Pedro MHC	431,793			N
A-1-17

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Third Most Recent NCF ($)	Third Most Recent Hotel ADR	Third Most Recent Hotel RevPAR	Master Lease (Y/N)	Largest Tenant Name (7) (8) (9) (10)	Largest Tenant Sq. Ft.	Largest Tenant % of NRA	Largest Tenant Exp. Date	2nd Largest Tenant Name (7) (8) (9) (11)	2nd Largest Tenant Sq. Ft.	2nd Largest Tenant % of NRA	2nd Largest Tenant Exp. Date	3rd Largest Tenant Name (7) (8) (9)
52	Valley View Estates MHP	510,546			N
53	Ravinia Estates	401,242			N
54	Sycamore Terrace	432,654			N	Dollar Tree Stores, Inc.	10,000	21.0%	3/31/2022	HSN Enterprises, Inc.	5,989	12.6%	6/30/2027	Rent-A-Center East, Inc.
55	Wakefield Apartments	473,726			N
56	Stonefield Place Apartments	591,863			N
57	Imperial Clark Center - Downey CA	496,070			N	Goodwill Industries	12,090	58.4%	3/31/2022	Schools First Federal Credit Union (SFFCU)	2,851	13.8%	5/31/2022	Narvaez Enterprise, LLC
58	La Quinta Florence KY	561,432	84	73	N
59	Orchards Market Center	201,806			N	Aaron’s Sales&Lease	8,060	17.7%	8/31/2020	Tropics Jewelry & Loan	6,000	13.2%	2/28/2019	Cycle Gear
60	35 North Raymond Avenue	191,198			N	Speakeasy Pasadena LLC	3,500	30.0%	6/30/2020	Calif Chutney Tandoori Kitchen	2,955	25.3%	3/31/2020	SOH Grill House
61	Pin Oak Crossing	443,850			N	Katy Pain & Spine	5,365	16.3%	10/31/2018	Total Renal Care (Davita)	4,665	14.2%	3/31/2020	Cazadores
62	Rite Aid - Allentown	NAV			N	Rite Aid of Pennsylvania, Inc.	14,564	100.0%	2/21/2027
63	StoreRight Ocala	158,296			N
64	Maximus Self Storage	272,090			N
65	StoreRight Jacksonville	161,869			N
66	StoreRight Tampa	184,402			N
67	Allmark Plaza	306,249			N	Allmark Inc	3,167	18.6%	5/30/2030	Continental Cleaners	2,375	14.0%	3/31/2022	Mobilia Dental
68	Shoppes at Hunters Run	348,993			N	Rude Dog Bar & Grill	4,800	22.3%	3/31/2020	Salon Lofts, LLC	3,600	16.7%	10/31/2026	El Vaquero
69	Macon Plaza	357,937			N	Save-A-Lot	31,455	27.4%	11/30/2021	Barton’s surplus Warehouse	29,295	25.5%	4/30/2022	Metro CATO
70	Out O’ Space Storage North Charleston	240,977			N
71	Elsea MHP Portfolio	302,544			N
71.01	Rustic Ridge	166,421			N
71.02	Carousel Court	136,123			N
72	300 Northern Pacific Avenue	293,057			N	Rodenburg llp	7,389	21.4%	5/31/2020	FDT of North Dakota, llc	3,521	10.2%	8/31/2019	* 81dESIGNS, Inc.
73	Mobile City MHC	272,971			N
74	Park Village	188,223			N	Team Health, Inc.	20,000	47.3%	4/30/2023	Guardian Pharmacy of Tennessee One, LLC	10,250	24.2%	9/30/2020	Sun Tan City
75	Chapel Ridge Shoppes	204,668			N	Sherwin Wms-Ft Wayne	5,000	44.5%	8/31/2019	Ear, Nose and Throat Assoc.	2,800	24.9%	6/30/2018	B.Antonio’s Pizza, LLC
76	Streetside at Thomas Crossroads	NAV			N	Advance Auto Parts	7,000	55.6%	12/31/2022	Sherwin Williams Automotive Finishes	2,800	22.2%	7/31/2022	Little Caesar’s

A-1-18

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	3rd Largest Tenant Sq. Ft.	3rd Largest Tenant % of NRA	3rd Largest Tenant Exp. Date	4th Largest Tenant Name (7) (8) (9)	4th Largest Tenant Sq. Ft.	4th Largest Tenant % of NRA	4th Largest Tenant Exp. Date	5th Largest Tenant Name (7) (8) (9)	5th Largest Tenant Sq. Ft.	5th Largest Tenant % of NRA	5th Largest Tenant Exp. Date	Engineering Report Date	Environmental Report Date (Phase I)	Environmental Report Date (Phase II)
1	General Motors Building	130,155	6.5%	1/31/2022	Apple	105,748	5.3%	1/31/2034	BAMCO	105,579	5.3%	5/31/2035	5/9/2017	5/9/2017
2	Del Amo Fashion Center	83,210	4.7%	4/30/2027	AMC Theatres	76,800	4.3%	9/30/2021	Burlington Coat Factory	60,000	3.4%	1/31/2025	4/20/2017	4/17/2017
3	245 Park Avenue	220,565	12.8%	10/31/2022	Angelo, Gordon & Co., L.P.	113,405	6.6%	5/31/2026	Rabobank Nederland	109,657	6.4%	9/30/2026	4/20/2017	4/19/2017
4	Starwood Capital Group Hotel Portfolio												Various	Various
4.01	Larkspur Landing Sunnyvale												4/28/2017	4/26/2017
4.02	Larkspur Landing Milpitas												4/28/2017	4/19/2017
4.03	Larkspur Landing Campbell												4/28/2017	4/19/2017
4.04	Larkspur Landing San Francisco												4/28/2017	4/26/2017
4.05	Larkspur Landing Pleasanton												4/28/2017	4/27/2017
4.06	Larkspur Landing Bellevue												4/28/2017	4/21/2017
4.07	Larkspur Landing Sacramento												4/28/2017	4/21/2017
4.08	Hampton Inn Ann Arbor North												4/28/2017	4/14/2017
4.09	Larkspur Landing Hillsboro												4/28/2017	4/19/2017
4.10	Larkspur Landing Renton												4/28/2017	4/26/2017
4.11	Holiday Inn Arlington Northeast Rangers Ballpark												4/7/2017	4/4/2017
4.12	Residence Inn Toledo Maumee												4/28/2017	4/20/2017
4.13	Residence Inn Williamsburg												4/24/2017	4/28/2017
4.14	Hampton Inn Suites Waco South												4/7/2017	4/5/2017
4.15	Holiday Inn Louisville Airport Fair Expo												4/28/2017	4/25/2017
4.16	Courtyard Tyler												4/7/2017	3/29/2017
4.17	Hilton Garden Inn Edison Raritan Center												4/28/2017	4/20/2017
4.18	Hilton Garden Inn St Paul Oakdale												4/28/2017	4/18/2017
4.19	Residence Inn Grand Rapids West												4/28/2017	4/19/2017
4.20	Peoria, AZ Residence Inn												4/7/2017	4/8/2017
4.21	Hampton Inn Suites Bloomington Normal												4/28/2017	4/28/2017
4.22	Courtyard Chico												4/28/2017	4/21/2017
4.23	Hampton Inn Suites South Bend												4/28/2017	4/21/2017
4.24	Hampton Inn Suites Kokomo												4/28/2017	4/17/2017
4.25	Courtyard Wichita Falls												4/7/2017	4/2/2017
4.26	Hampton Inn Morehead												4/28/2017	4/19/2017
4.27	Residence Inn Chico												4/28/2017	4/19/2017
4.28	Courtyard Lufkin												4/7/2017	4/3/2017
4.29	Hampton Inn Carlisle												4/28/2017	4/25/2017
4.30	Springhill Suites Williamsburg												4/25/2017	4/21/2017
4.31	Fairfield Inn Bloomington												4/28/2017	4/20/2017
4.32	Waco Residence Inn												4/7/2017	4/11/2017
4.33	Holiday Inn Express Fishers												4/28/2017	4/26/2017
4.34	Larkspur Landing Folsom												4/28/2017	4/28/2017
4.35	Springhill Suites Chicago Naperville Warrenville												4/28/2017	4/27/2017
4.36	Holiday Inn Express & Suites Paris												4/7/2017	4/7/2017
4.37	Toledo Homewood Suites												4/7/2017	4/3/2017
4.38	Grand Rapids Homewood Suites												4/7/2017	4/4/2017
4.39	Fairfield Inn Laurel												4/28/2017	4/19/2017
4.40	Cheyenne Fairfield Inn and Suites												4/7/2017	4/7/2017
4.41	Courtyard Akron Stow												4/28/2017	4/15/2017
4.42	Towneplace Suites Bloomington												4/28/2017	4/25/2017
4.43	Larkspur Landing Roseville												4/25/2017	4/28/2017
4.44	Hampton Inn Danville												4/28/2017	4/20/2017
4.45	Holiday Inn Norwich												4/28/2017	4/21/2017
4.46	Hampton Inn Suites Longview North												4/7/2017	4/3/2017
4.47	Springhill Suites Peoria Westlake												4/28/2017	4/28/2017
4.48	Hampton Inn Suites Buda												4/7/2017	4/5/2017
4.49	Shawnee Hampton Inn												4/7/2017	4/10/2017
4.50	Racine Fairfield Inn												4/7/2017	3/31/2017
4.51	Hampton Inn Selinsgrove Shamokin Dam												4/25/2017	4/21/2017
4.52	Holiday Inn Express & Suites Terrell												4/7/2017	4/7/2017
4.53	Westchase Homewood Suites												4/10/2017	4/10/2017
4.54	Holiday Inn Express & Suites Tyler South												4/7/2017	4/4/2017
4.55	Holiday Inn Express & Suites Huntsville												4/7/2017	4/7/2017
4.56	Hampton Inn Sweetwater												4/7/2017	4/7/2017
4.57	Comfort Suites Buda Austin South												4/7/2017	3/30/2017
4.58	Fairfield Inn & Suites Weatherford												4/7/2017	4/6/2017
4.59	Holiday Inn Express & Suites Altus												4/7/2017	4/5/2017
4.60	Comfort Inn & Suites Paris												4/7/2017	4/7/2017
4.61	Hampton Inn Suites Decatur												4/7/2017	4/5/2017
4.62	Holiday Inn Express & Suites Texarkana East												4/7/2017	4/3/2017
4.63	Mankato Fairfield Inn												4/7/2017	4/7/2017
4.64	Candlewood Suites Texarkana												4/7/2017	4/4/2017
4.65	Country Inn & Suites Houston Intercontinental Airport East												4/7/2017	4/7/2017
5	Long Island Prime Portfolio - Melville	Various	Various	Various	Various	Various	Various	Various	Various	Various	Various	Various	Various	4/6/2017
5.01	68 South Service Road	24,332	7.5%	2/29/2024	World Wide Specialty Programs	17,771	5.5%	6/30/2026	Comtech Telecommunications	10,036	3.1%	6/30/2017	4/6/2017	4/6/2017
5.02	58 South Service Road	23,493	7.6%	3/31/2028	RGRD New York Leasing Corp	21,793	7.0%	12/31/2019	Bouchard Transportation Co.	19,732	6.4%	10/31/2018	4/6/2017	4/6/2017
5.03	48 South Service Road	12,068	8.4%	9/30/2021	Principal Life Insurance Co	11,668	8.1%	4/30/2018	Park Electrochemical Corporation	9,736	6.8%	4/30/2018	4/10/2017	4/6/2017
6	225 & 233 Park Avenue South	133,200	19.7%	5/31/2024	T. Rowe Price	13,450	2.0%	3/31/2028	WB Wood	13,397	2.0%	12/31/2022	4/12/2017	4/13/2017
7	Market Street -The Woodlands	23,495	4.8%	3/1/2027	Cinemark	20,664	4.2%	5/1/2020	Tommy Bahama	12,358	2.5%	3/1/2020	4/14/2017	4/14/2017
8	iStar Leased Fee Portfolio												Various	Various
8.01	Hilton Salt Lake												2/22/2017	2/23/2017
8.02	DoubleTree Seattle Airport												2/23/2017	2/23/2017
8.03	DoubleTree Mission Valley												2/22/2017	2/22/2017
8.04	One Ally Center												2/22/2017	2/22/2017
8.05	DoubleTree Sonoma												2/22/2017	2/28/2017
8.06	DoubleTree Durango												2/22/2017	2/22/2017
8.07	Northside Forsyth Hospital Medical Center												2/23/2017	2/23/2017
8.08	NASA/JPSS Headquarters												2/23/2017	2/21/2017
8.09	Dallas Market Center: Sheraton Suites												2/22/2017	1/23/2017
8.10	Dallas Market Center: Marriott Courtyard												2/23/2017	2/21/2017
8.11	The Buckler Apartments												2/22/2017	2/23/2017
8.12	Lock-Up Self Storage Facility												2/21/2017	2/23/2017
9	Valley Creek Corporate Center	44,498	17.1%	12/31/2022	Titanium Metals Corporation	23,626	9.1%	09/30/2018	People 2.0 Global, LLC	11,670	4.5%	06/30/2024	3/1/2017	2/28/2017
10	Amazon Lakeland												9/14/2016	9/14/2016
11	ExchangeRight Net Leased Portfolio #16												Various	Various	Various
11.01	Walgreens - St. Louis, MO												4/12/2017	4/20/2017
11.02	Hobby Lobby - Mansfield, TX												4/27/2017	3/27/2017
11.03	Walgreens - North Ridgeville, OH												4/18/2017	4/18/2017
11.04	Walgreens - Hammond, IN												4/26/2017	4/26/2017
11.05	Tractor Supply - Royse City, TX												4/11/2017	4/11/2017

A-1-19

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	3rd Largest Tenant Sq. Ft.	3rd Largest Tenant % of NRA	3rd Largest Tenant Exp. Date	4th Largest Tenant Name (7) (8) (9)	4th Largest Tenant Sq. Ft.	4th Largest Tenant % of NRA	4th Largest Tenant Exp. Date	5th Largest Tenant Name (7) (8) (9)	5th Largest Tenant Sq. Ft.	5th Largest Tenant % of NRA	5th Largest Tenant Exp. Date	Engineering Report Date	Environmental Report Date (Phase I)	Environmental Report Date (Phase II)
11.06	Tractor Supply - Kuna, ID												4/5/2017	4/4/2017
11.07	Walgreens - Baytown, TX												4/4/2017	4/7/2017
11.08	Dollar General - Washington, PA												4/4/2017	3/30/2017
11.09	Dollar General - Tampa, FL												3/6/2017	3/8/2017
11.10	Dollar General - Butler, PA												4/11/2017	4/12/2017
11.11	Dollar General - Jermyn, PA												4/14/2017	4/13/2017
11.12	Dollar General - Leesport, PA												4/14/2017	4/17/2017
11.13	Dollar General - Evansville, IN												2/22/2017	2/28/2017
11.14	Family Dollar - Baton Rouge, LA												4/5/2017	4/4/2017
11.15	Sherwin Williams - Peoria, IL												4/3/2017	3/28/2017
11.16	Dollar General - Baton Rouge, LA												4/10/2017	4/11/2017
11.17	Advance Auto Parts - Normal, IL												4/3/2017	4/10/2017	4/27/2017
11.18	Advance Auto Parts - Zion, IL												4/20/2017	4/21/2017
11.19	Advance Auto Parts - St. Louis, MO												4/14/2017	4/17/2017
12	Raleigh Marriott City Center												4/6/2017	3/23/2017
13	2851 Junction												5/1/2017	3/28/2017
14	123 William Street	45,313	8.3%	7/31/2022	NYC Department of Youth & Community Development (“DYCD”)	40,610	7.4%	MTM	Securities Training Corporation	32,356	5.9%	6/30/2025	2/3/2017	1/31/2017
15	Banner Bank	14,641	8.3%	9/30/2021	Little Morris	11,079	6.3%	10/31/2023	Brown and Caldwell	10,766	6.1%	6/30/2020	4/11/2017	4/12/2017
16	AmberGlen Corporate Center	Various	Various	Various	Various	Various	Various	Various	Various	Various	Various	Various	4/27/2017	4/14/2017
16.01	2430 NW 206th	6,030	9.8%	5/31/2024									4/27/2017	4/14/2017
16.02	1195 NW Compton Drive												4/27/2017	4/14/2017
16.03	2345 NW Amberbrook	5,129	7.9%	10/31/2018	Northwest Farm Credit Services	4,244	6.6%	12/31/2019	Statebridge Company, LLC	2,392	3.7%	06/30/2019	4/27/2017	4/14/2017
17	Highland Park Mixed Use	7,327	12.7%	12/31/2019	Fifth Third	5,900	10.2%	12/31/2024	SF Investment, Inc.	5,402	9.4%	12/31/2019	4/20/2017	4/19/2017
18	Raley’s Towne Centre	13,093	9.2%	5/31/2021	Kragen Auto Supply	6,000	4.2%	12/31/2023	Round Table Pizza	4,080	2.9%	5/31/2025	4/3/2017	2/7/2017	2/3/2017
19	Save Mart Portfolio												11/1/2016	Various
19.01	Lucky - San Francisco												11/1/2016	11/1/2016
19.02	Lucky - San Bruno												11/1/2016	11/1/2016
19.03	Lucky California - Daly City												11/1/2016	3/3/2017
19.04	Lucky - San Jose I												11/1/2016	11/1/2016
19.05	Lucky - San Jose II												11/1/2016	11/1/2016
19.06	Lucky - San Leandro												11/1/2016	11/1/2016
19.07	Dick’s Sporting Goods - Folsom												11/1/2016	11/1/2016
19.08	Lucky - Concord												11/1/2016	11/1/2016
19.09	FoodMaxx - Antioch												11/1/2016	11/1/2016
19.10	Lucky - Hollister												11/1/2016	11/1/2016
19.11	Save Mart - Modesto												11/1/2016	11/1/2016
19.12	Dick’s Sporting Goods - Salinas												11/1/2016	11/1/2016
19.13	Save Mart - Clovis												11/1/2016	11/1/2016
19.14	Save Mart - Grass Valley												11/1/2016	11/1/2016
19.15	FoodMaxx - Sacramento												11/1/2016	11/1/2016
19.16	Lucky - Hayward I												11/1/2016	3/3/2017
19.17	Save Mart - Auburn												11/1/2016	11/1/2016
19.18	Save Mart - Tracy												11/1/2016	11/1/2016
19.19	S-Mart - Lodi												11/1/2016	3/3/2017
19.20	Save Mart - Chico												11/1/2016	11/1/2016
19.21	Save Mart - Fresno I												11/1/2016	11/1/2016
19.22	Lucky - San Jose III												11/1/2016	11/1/2016
19.23	Save Mart - Roseville												11/1/2016	11/1/2016
19.24	Lucky - Vacaville I												11/1/2016	11/1/2016
19.25	Save Mart - Elk Grove												11/1/2016	11/1/2016
19.26	Save Mart - Fresno II												11/1/2016	11/1/2016
19.27	Lucky - Sand City												11/1/2016	11/1/2016
19.28	Lucky - Vacaville II												11/1/2016	11/1/2016
19.29	Lucky - Hayward												11/1/2016	3/9/2017
19.30	Save Mart - Kingsburg												11/1/2016	11/1/2016
19.31	Save Mart - Sacramento												11/1/2016	11/1/2016
19.32	Lucky - Santa Rosa												11/1/2016	11/1/2016
19.33	Save Mart - Jackson												11/1/2016	11/1/2016
20	TownePlace Suites - Boynton Beach												4/11/2017	4/17/2017
21	Fairlane Meadows	13,720	8.7%	1/31/2020	David’s Bridal	11,567	7.4%	11/30/2018	Five Below	8,942	5.7%	1/31/2025	4/7/2017	4/7/2017
22	TownePlace Suites-VA												4/28/2017	4/28/2017
22.01	TownePlace Suites Stafford Quantico												4/28/2017	4/28/2017
22.02	TownePlace Suites Fredericksburg												4/28/2017	4/28/2017
23	Hilton Garden Inn - Ames												1/31/2017	1/28/2017
24	Stemmons Office Portfolio												5/12/2017	5/12/2017
24.01	7701 Stemmons												5/12/2017	5/12/2017
24.02	8001 Stemmons												5/12/2017	5/12/2017
24.03	8101 Stemmons												5/12/2017	5/12/2017
25	Stonebriar Commons on Legacy	4,465	7.1%	8/31/2020	Grupo Seis	4,298	6.8%	5/31/2018	VF Corp.	3,991	6.3%	3/31/2019	3/10/2017	3/8/2017
26	Residence Inn Carlsbad												3/24/2017	3/27/2017
27	Crossings at Hobart	60,000	7.8%	8/31/2019	American Signature, Inc. dba Value City Furniture	48,230	6.2%	1/31/2020	Best Buy Stores, L.P. dba Best Buy	44,997	5.8%	1/31/2023	2/9/2017	2/7/2017
28	US Bank Building - Reno	12,855	15.2%	10/1/2027	Navellier	5,483	6.5%	12/1/2018	Bombora	5,091	6.0%	6/1/2022	4/27/2017	4/26/2017
29	Old Town	4,000	5.0%	12/31/2019	The Grill on Main, Inc	2,648	3.3%	12/31/2018	Dudek	2,435	3.0%	2/28/2020	4/12/2017	4/12/2017
30	Lormax Stern Retail Development – Roseville	37,216	9.1%	1/31/2023	Extreme Fun Family Entertainment	24,633	6.0%	1/31/2018	H & M Hennes & Mauritz L.P.	19,816	4.8%	1/31/2026	2/14/2017	2/14/2017
31	Alexander Hamilton Plaza	14,710	8.1%	12/31/2020	Sall-Myers Medical Associates	13,068	7.2%	9/30/2022	Second Home, L.L.C.	11,530	6.3%	12/31/2019	3/14/2017	3/14/2017
32	Cooper Street Retail	11,629	13.2%	12/31/2021	Carpet One (Floors Inc.)	11,238	12.8%	12/31/2019					4/7/2017	4/7/2017
33	Uptown Row	3,506	9.5%	11/30/2020	Tum Rup Thai	2,994	8.1%	3/31/2020	Darbar India Grill, Inc.	2,946	8.0%	8/31/2020	11/8/2016	11/8/2016
34	Home2 Suites - San Antonio												3/22/2017	3/23/2017
35	Hampton Inn Northlake												3/22/2017	3/22/2017
36	Holiday Inn Express & Suites - Charlotte-Arrowood												2/15/2017	2/15/2017
37	Hughes Airport Center	6,411	9.1%	7/31/2022	Jacob Engineering Group	5,383	7.7%	9/30/2022	Zip Reality	2,896	4.1%	3/31/2020	4/3/2017	4/3/2017
38	Boardwalk Shopping Center	4,246	10.6%	7/31/2018	Mooney Family Dental	3,082	7.7%	4/30/2019	Costa Pacifica	3,080	7.7%	8/31/2022	3/9/2017	3/9/2017
39	41725 Ford Road	3,200	15.3%	8/31/2027	Mod Pizza	2,600	12.4%	1/31/2027	Tom + Chee	2,400	11.5%	2/28/2027	3/31/2017	3/3/2017
40	Mini Self Storage & RV												4/13/2017	4/13/2017
41	Crystal Park Plaza	10,741	18.3%	6/30/2021	World Wide Technology	9,431	16.1%	1/31/2021	ITCOA, LLC	5,632	9.6%	3/31/2020	11/23/2016	11/8/2016
42	Clifton Park Self Storage Portfolio												4/7/2017	4/6/2017
42.01	1772 Route 9												4/7/2017	4/6/2017
42.02	261 Ushers Road - CP												4/7/2017	4/6/2017
43	Hampton Inn & Suites Elyria												1/20/2017	5/22/2017
44	North Towne Commons	10,065	10.2%	6/28/2019	Ocean Garden Buffet Alexis, Inc.	9,360	9.5%	2/28/2021	Shoe Show Inc.	8,698	8.9%	6/30/2020	2/9/2017	2/9/2017
45	Burt Estates MHP												3/9/2017	3/9/2017
46	Cardiff Plaza	15,000	10.8%	6/30/2022	Dollar General	9,488	6.8%	3/31/2025	Renal Care Group	8,741	6.3%	4/30/2020	4/4/2017	4/5/2017
47	Candlewood Suites New Bern												3/31/2017	3/29/2017
48	Hampton Inn - Anderson												3/9/2017	3/9/2017
49	Fairfield Inn & Suites - Greenwood												3/9/2017	3/9/2017
50	Oakbridge Apartments												4/6/2017	4/12/2017
51	Valley High & San Pedro MHC												4/6/2017	4/6/2017

A-1-20

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	3rd Largest Tenant Sq. Ft.	3rd Largest Tenant % of NRA	3rd Largest Tenant Exp. Date	4th Largest Tenant Name (7) (8) (9)	4th Largest Tenant Sq. Ft.	4th Largest Tenant % of NRA	4th Largest Tenant Exp. Date	5th Largest Tenant Name (7) (8) (9)	5th Largest Tenant Sq. Ft.	5th Largest Tenant % of NRA	5th Largest Tenant Exp. Date	Engineering Report Date	Environmental Report Date (Phase I)	Environmental Report Date (Phase II)
52	Valley View Estates MHP												3/14/2017	3/14/2017
53	Ravinia Estates												3/1/2017	3/1/2017
54	Sycamore Terrace	5,000	10.5%	6/30/2022	GRIF Corporation	5,000	10.5%	2/28/2027	Maurices Incorporated #1005	4,000	8.4%	1/31/2020	3/24/2017	3/24/2017
55	Wakefield Apartments												5/5/2017	5/5/2017
56	Stonefield Place Apartments												4/5/2017	4/12/2017
57	Imperial Clark Center - Downey CA	1,629	7.9%	3/31/2025	Subway	1,610	7.8%	5/31/2022	Royal China Express	1,405	6.8%	1/31/2018	3/20/2017	3/20/2017
58	La Quinta Florence KY												4/17/2017	4/18/2017
59	Orchards Market Center	5,958	13.1%	5/31/2022	Once Upon A Child	4,956	10.9%	2/28/2021	Taqueria y Market	4,803	10.6%	10/31/2025	3/15/2017
60	35 North Raymond Avenue	2,771	23.8%	4/14/2021	Wheat Shop	2,438	20.9%	2/28/2022					4/5/2017	4/5/2017
61	Pin Oak Crossing	4,200	12.8%	2/28/2020	DRH Associates	2,885	8.8%	3/31/2022	CARTZ	2,000	6.1%	2/28/2018	5/8/2017	5/8/2017
62	Rite Aid - Allentown												3/22/2017	3/23/2017
63	StoreRight Ocala												4/3/2017	4/3/2017
64	Maximus Self Storage												3/17/2017	3/17/2017
65	StoreRight Jacksonville												4/3/2017	4/3/2017
66	StoreRight Tampa												4/3/2017	4/3/2017
67	Allmark Plaza	2,165	12.7%	4/30/2023	The Brother’s Liquor Store	2,100	12.4%	12/31/2020	Slam Donuts	1,458	8.6%	6/30/2022	2/17/2017	2/17/2017	3/31/2017
68	Shoppes at Hunters Run	3,514	16.3%	4/30/2024	Fugu Japanese	2,400	11.2%	2/28/2024	Accuquest Hearing Center	1,200	5.6%	9/30/2018	3/9/2017
69	Macon Plaza	14,996	13.0%	1/31/2020	Dollar Tree	12,500	10.9%	1/31/2022	Small Smiles Dentist	10,146	8.8%	12/31/2019	4/24/2017	4/24/2017
70	Out O’ Space Storage North Charleston												4/20/2017	4/20/2017
71	Elsea MHP Portfolio												Various	Various
71.01	Rustic Ridge												7/7/2016	10/19/2016
71.02	Carousel Court												7/6/2016	7/8/2016
72	300 Northern Pacific Avenue	3,207	9.3%	9/30/2020	Sterling Companies, Inc.	3,128	9.1%	8/6/2018	Steffes Group, Inc.	3,119	9.0%	3/31/2019	2/28/2017	2/28/2017
73	Mobile City MHC												5/16/2017	5/16/2017
74	Park Village	4,000	9.5%	8/31/2020	Affordable Moves	2,050	4.8%	4/30/2020	Grigore’s Hardwood Flooring	2,000	4.7%	5/31/2019	4/5/2017
75	Chapel Ridge Shoppes	2,100	18.7%	3/31/2021	New Cingular Wireless-AT&T	1,331	11.9%	9/30/2018					3/15/2017
76	Streetside at Thomas Crossroads	1,400	11.1%	1/31/2028									3/2/2017	3/2/2017

A-1-21

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Seismic Report Date	Seismic PML %	Seismic Insurance Required (Y/N)	Terrorism Insurance (Y/N)	Loan Purpose	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
1	General Motors Building			N	Y	Refinance	0	0	Springing			0	Springing			0
2	Del Amo Fashion Center	4/14/2017	12.0%	N	Y	Refinance	0	0	Springing			0	Springing			0
3	245 Park Avenue			N	Y	Acquisition	0	0	3,878,518	Cash		227,000	113,500	Cash		47,738
4	Starwood Capital Group Hotel Portfolio	Various	Various	N	Y	Refinance	0	0	Springing			0	Springing			0
4.01	Larkspur Landing Sunnyvale	4/26/2017	5.0%	N	Y
4.02	Larkspur Landing Milpitas	4/19/2017	13.0%	N	Y
4.03	Larkspur Landing Campbell	4/28/2017	5.0%	N	Y
4.04	Larkspur Landing San Francisco	4/21/2017	7.0%	N	Y
4.05	Larkspur Landing Pleasanton	4/27/2017	13.0%	N	Y
4.06	Larkspur Landing Bellevue	4/20/2017	7.0%	N	Y
4.07	Larkspur Landing Sacramento	4/20/2017	2.0%	N	Y
4.08	Hampton Inn Ann Arbor North			N	Y
4.09	Larkspur Landing Hillsboro	4/24/2017	3.0%	N	Y
4.10	Larkspur Landing Renton	4/20/2017	5.0%	N	Y
4.11	Holiday Inn Arlington Northeast Rangers Ballpark			N	Y
4.12	Residence Inn Toledo Maumee			N	Y
4.13	Residence Inn Williamsburg			N	Y
4.14	Hampton Inn Suites Waco South			N	Y
4.15	Holiday Inn Louisville Airport Fair Expo			N	Y
4.16	Courtyard Tyler			N	Y
4.17	Hilton Garden Inn Edison Raritan Center			N	Y
4.18	Hilton Garden Inn St Paul Oakdale			N	Y
4.19	Residence Inn Grand Rapids West			N	Y
4.20	Peoria, AZ Residence Inn			N	Y
4.21	Hampton Inn Suites Bloomington Normal			N	Y
4.22	Courtyard Chico	4/21/2017	5.0%	N	Y
4.23	Hampton Inn Suites South Bend			N	Y
4.24	Hampton Inn Suites Kokomo			N	Y
4.25	Courtyard Wichita Falls			N	Y
4.26	Hampton Inn Morehead			N	Y
4.27	Residence Inn Chico	4/21/2017	5.0%	N	Y
4.28	Courtyard Lufkin			N	Y
4.29	Hampton Inn Carlisle			N	Y
4.30	Springhill Suites Williamsburg			N	Y
4.31	Fairfield Inn Bloomington			N	Y
4.32	Waco Residence Inn			N	Y
4.33	Holiday Inn Express Fishers			N	Y
4.34	Larkspur Landing Folsom	4/27/2017	5.0%	N	Y
4.35	Springhill Suites Chicago Naperville Warrenville			N	Y
4.36	Holiday Inn Express & Suites Paris			N	Y
4.37	Toledo Homewood Suites			N	Y
4.38	Grand Rapids Homewood Suites			N	Y
4.39	Fairfield Inn Laurel			N	Y
4.40	Cheyenne Fairfield Inn and Suites			N	Y
4.41	Courtyard Akron Stow			N	Y
4.42	Towneplace Suites Bloomington			N	Y
4.43	Larkspur Landing Roseville	4/27/2017	5.0%	N	Y
4.44	Hampton Inn Danville			N	Y
4.45	Holiday Inn Norwich			N	Y
4.46	Hampton Inn Suites Longview North			N	Y
4.47	Springhill Suites Peoria Westlake			N	Y
4.48	Hampton Inn Suites Buda			N	Y
4.49	Shawnee Hampton Inn			N	Y
4.50	Racine Fairfield Inn			N	Y
4.51	Hampton Inn Selinsgrove Shamokin Dam			N	Y
4.52	Holiday Inn Express & Suites Terrell			N	Y
4.53	Westchase Homewood Suites			N	Y
4.54	Holiday Inn Express & Suites Tyler South			N	Y
4.55	Holiday Inn Express & Suites Huntsville			N	Y
4.56	Hampton Inn Sweetwater			N	Y
4.57	Comfort Suites Buda Austin South			N	Y
4.58	Fairfield Inn & Suites Weatherford			N	Y
4.59	Holiday Inn Express & Suites Altus			N	Y
4.60	Comfort Inn & Suites Paris			N	Y
4.61	Hampton Inn Suites Decatur			N	Y
4.62	Holiday Inn Express & Suites Texarkana East			N	Y
4.63	Mankato Fairfield Inn			N	Y
4.64	Candlewood Suites Texarkana			N	Y
4.65	Country Inn & Suites Houston Intercontinental Airport East			N	Y
5	Long Island Prime Portfolio - Melville			N	Y	Refinance	0	537,224	268,612	Cash		0	Springing			0
5.01	68 South Service Road			N	Y
5.02	58 South Service Road			N	Y
5.03	48 South Service Road			N	Y
6	225 & 233 Park Avenue South			N	Y	Refinance	0	0	Springing			0	Springing			0
7	Market Street -The Woodlands			N	Y	Refinance	0	0	Springing			0	Springing			0
8	iStar Leased Fee Portfolio	Various	Various	N	Y	Recapitalization	0	0	Springing			0	Springing			0
8.01	Hilton Salt Lake	2/22/2017	10.0%	N	Y
8.02	DoubleTree Seattle Airport	2/23/2017	12.0%	N	Y
8.03	DoubleTree Mission Valley	2/22/2017	8.0%	N	Y
8.04	One Ally Center			N	Y
8.05	DoubleTree Sonoma	2/22/2017	6.0%	N	Y
8.06	DoubleTree Durango			N	Y
8.07	Northside Forsyth Hospital Medical Center			N	Y
8.08	NASA/JPSS Headquarters			N	Y
8.09	Dallas Market Center: Sheraton Suites			N	Y
8.10	Dallas Market Center: Marriott Courtyard			N	Y
8.11	The Buckler Apartments			N	Y
8.12	Lock-Up Self Storage Facility			N	Y
9	Valley Creek Corporate Center			N	Y	Acquisition	0	402,070	48,234	Cash		0	Springing			0
10	Amazon Lakeland			N	Y	Acquisition	0	614,503	68,070	Cash		164,696	54,921	Cash		101,608
11	ExchangeRight Net Leased Portfolio #16			N	Y	Acquisition	68,679	97,996	21,391	Cash		0	Springing			207,686
11.01	Walgreens - St. Louis, MO			N	Y
11.02	Hobby Lobby - Mansfield, TX			N	Y
11.03	Walgreens - North Ridgeville, OH			N	Y
11.04	Walgreens - Hammond, IN			N	Y
11.05	Tractor Supply - Royse City, TX			N	Y
A-1-22

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Seismic Report Date	Seismic PML %	Seismic Insurance Required (Y/N)	Terrorism Insurance (Y/N)	Loan Purpose	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
11.06	Tractor Supply - Kuna, ID			N	Y
11.07	Walgreens - Baytown, TX			N	Y
11.08	Dollar General - Washington, PA			N	Y
11.09	Dollar General - Tampa, FL			N	Y
11.10	Dollar General - Butler, PA			N	Y
11.11	Dollar General - Jermyn, PA			N	Y
11.12	Dollar General - Leesport, PA			N	Y
11.13	Dollar General - Evansville, IN			N	Y
11.14	Family Dollar - Baton Rouge, LA			N	Y
11.15	Sherwin Williams - Peoria, IL			N	Y
11.16	Dollar General - Baton Rouge, LA			N	Y
11.17	Advance Auto Parts - Normal, IL			N	Y
11.18	Advance Auto Parts - Zion, IL			N	Y
11.19	Advance Auto Parts - St. Louis, MO			N	Y
12	Raleigh Marriott City Center			N	Y	Refinance	0	372,351	62,059	Cash		0	Springing			0
13	2851 Junction	4/6/2017	7.0%	N	Y	Acquisition	0	273,525	91,175	Cash		0	Springing			0
14	123 William Street			N	Y	Refinance	0	0	Springing			0	Springing			0
15	Banner Bank			N	Y	Refinance	0	63,742	31,871	Cash		0	Springing			0
16	AmberGlen Corporate Center	4/12/2017	Various	N	Y	Refinance	0	163,455	27,243	Cash		0	Springing			0
16.01	2430 NW 206th	4/12/2017	9.0%	N	Y
16.02	1195 NW Compton Drive	4/12/2017	8.0%	N	Y
16.03	2345 NW Amberbrook	4/12/2017	9.0%	N	Y
17	Highland Park Mixed Use			N	Y	Refinance	51,250	87,790	29,263	Cash		0	Springing			0
18	Raley’s Towne Centre	3/29/2017	13.0%	N	Y	Acquisition	116,250	24,425	24,425	Cash		0	Springing			0
19	Save Mart Portfolio	Various	Various	N	Y	Refinance	746,551	0	Springing			0	Springing			0
19.01	Lucky - San Francisco	11/1/2016	14.0%	N	Y
19.02	Lucky - San Bruno	11/4/2016	14.0%	N	Y
19.03	Lucky California - Daly City	11/1/2016	14.0%	N	Y
19.04	Lucky - San Jose I	11/1/2016	12.0%	N	Y
19.05	Lucky - San Jose II	11/4/2016	7.0%	N	Y
19.06	Lucky - San Leandro	11/4/2016	19.0%	N	Y
19.07	Dick’s Sporting Goods - Folsom	11/1/2016	4.0%	N	Y
19.08	Lucky - Concord	11/1/2016	11.0%	N	Y
19.09	FoodMaxx - Antioch	11/1/2016	7.0%	N	Y
19.10	Lucky - Hollister	11/4/2016	13.0%	N	Y
19.11	Save Mart - Modesto	11/1/2016	6.0%	N	Y
19.12	Dick’s Sporting Goods - Salinas	11/1/2016	9.0%	N	Y
19.13	Save Mart - Clovis	11/1/2016	5.0%	N	Y
19.14	Save Mart - Grass Valley	11/1/2016	4.0%	N	Y
19.15	FoodMaxx - Sacramento	11/1/2016	6.0%	N	Y
19.16	Lucky - Hayward I	11/1/2016	17.0%	N	Y
19.17	Save Mart - Auburn	11/1/2016	5.0%	N	Y
19.18	Save Mart - Tracy	11/4/2016	9.0%	N	Y
19.19	S-Mart - Lodi	11/1/2016	9.0%	N	Y
19.20	Save Mart - Chico	11/1/2016	7.0%	N	Y
19.21	Save Mart - Fresno I	11/1/2016	4.0%	N	Y
19.22	Lucky - San Jose III	11/4/2016	11.0%	N	Y
19.23	Save Mart - Roseville	11/4/2016	4.0%	N	Y
19.24	Lucky - Vacaville I	11/1/2016	9.0%	N	Y
19.25	Save Mart - Elk Grove	11/1/2016	7.0%	N	Y
19.26	Save Mart - Fresno II	11/1/2016	5.0%	N	Y
19.27	Lucky - Sand City	11/4/2016	7.0%	N	Y
19.28	Lucky - Vacaville II	11/1/2016	9.0%	N	Y
19.29	Lucky - Hayward	11/1/2016	12.0%	N	Y
19.30	Save Mart - Kingsburg	11/1/2016	5.0%	N	Y
19.31	Save Mart - Sacramento	11/4/2016	8.0%	N	Y
19.32	Lucky - Santa Rosa	11/4/2016	13.0%	N	Y
19.33	Save Mart - Jackson	11/1/2016	4.0%	N	Y
20	TownePlace Suites - Boynton Beach			N	Y	Refinance	0	201,833	28,833	Cash		10,206	10,206	Cash		257,522
21	Fairlane Meadows			N	Y	Acquisition	20,975	262,377	31,235	Cash		0	Springing			0
22	TownePlace Suites-VA			N	Y	Refinance	0	12,700	12,700	Cash		12,793	6,396	Cash		0
22.01	TownePlace Suites Stafford Quantico			N	Y
22.02	TownePlace Suites Fredericksburg			N	Y
23	Hilton Garden Inn - Ames			N	Y	Refinance	0	53,086	17,695	Cash		3,963	3,963	Cash		0
24	Stemmons Office Portfolio			N	Y	Refinance	0	77,821	38,910	Cash		15,025	3,756	Cash		5,581
24.01	7701 Stemmons			N	Y
24.02	8001 Stemmons			N	Y
24.03	8101 Stemmons			N	Y
25	Stonebriar Commons on Legacy			N	Y	Refinance	41,875	148,701	28,324	Cash		29,892	4,067	Cash		0
26	Residence Inn Carlsbad	3/24/2017	9.0%	N	Y	Refinance	0	35,557	11,852	Cash		0	Springing			0
27	Crossings at Hobart			N	Y	Refinance	0	0	Springing			0	Springing			0
28	US Bank Building - Reno	4/25/2017	11.0%	N	Y	Acquisition	59,900	21,403	7,134	Cash		5,539	2,130	Cash		0
29	Old Town	4/11/2017	7.0%	N	Y	Refinance	0	18,700	18,700	Cash		13,556	1,784	Cash		0
30	Lormax Stern Retail Development – Roseville			N	Y	Refinance	37,500	341,323	53,667	Cash		25,155	5,468	Cash		0
31	Alexander Hamilton Plaza			N	Y	Refinance	7,288	78,877	21,910	Cash		25,830	3,399	Cash		0
32	Cooper Street Retail			N	Y	Refinance	0	138,487	23,081	Cash		5,088	2,544	Cash		200,000
33	Uptown Row			N	Y	Refinance	0	57,225	19,075	Cash		0	Springing			0
34	Home2 Suites - San Antonio			N	Y	Acquisition	0	47,666	23,833	Cash		0	Springing			0
35	Hampton Inn Northlake			N	Y	Acquisition	0	77,082	10,142	Cash		6,724	4,203	Cash		0
36	Holiday Inn Express & Suites - Charlotte-Arrowood			N	Y	Refinance	5,063	71,667	7,167	Cash		13,574	1,508	Cash		9,709
37	Hughes Airport Center			N	Y	Refinance	0	5,498	5,498	Cash		0	Springing			200,000
38	Boardwalk Shopping Center			N	Y	Refinance	0	119,838	19,973	Cash		1,496	1,496	Cash		0
39	41725 Ford Road			N	Y	Refinance	0	38,544	6,883	Cash		7,235	841	Cash		0
40	Mini Self Storage & RV	4/12/2017	Leasing Office: 11%; Building A, L & M: 16%; Others: 25%	Y	Y	Refinance	113,125	12,675	4,225	Cash		37,390	3,739; Springing	Cash		120,000
41	Crystal Park Plaza			N	Y	Acquisition	10,000	104,280	26,880	Cash		0	Springing			402,510
42	Clifton Park Self Storage Portfolio			N	Y	Acquisition	47,650	58,872	7,009	Cash		7,660	1,216	Cash		100,000
42.01	1772 Route 9			N	Y
42.02	261 Ushers Road - CP			N	Y
43	Hampton Inn & Suites Elyria			N	Y	Refinance	0	10,821	10,306	Cash		9,821	1,871	Cash		0
44	North Towne Commons			N	Y	Refinance	12,313	64,952	21,651	Cash		15,857	2,265	Cash		1,228
45	Burt Estates MHP			N	Y	Refinance	16,875	2,706	2,706	Cash		9,311	1,164	Cash		779
46	Cardiff Plaza			N	Y	Refinance	160,000	20,887	20,887	Cash		24,283	4,047	Cash		20,985
47	Candlewood Suites New Bern			N	Y	Refinance	0	16,092	2,554	Cash		9,566	1,822	Cash		0
48	Hampton Inn - Anderson			N	Y	Refinance	3,125	29,477	7,369	Cash		1,665	1,665	Cash		7,561
49	Fairfield Inn & Suites - Greenwood			N	Y	Refinance	0	43,434	10,859	Cash		1,534	1,534	Cash		7,215
50	Oakbridge Apartments			N	Y	Refinance	0	0	14,170	Cash		7,903	2,512	Cash		0
51	Valley High & San Pedro MHC			N	Y	Refinance	10,250	19,635	3,273	Cash		5,180	1,036	Cash		1,392

A-1-23

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Seismic Report Date	Seismic PML %	Seismic Insurance Required (Y/N)	Terrorism Insurance (Y/N)	Loan Purpose	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)
52	Valley View Estates MHP			N	Y	Refinance	0	51,644	5,738	Cash		2,372	593	Cash		971
53	Ravinia Estates			N	Y	Refinance	0	20,979	3,497	Cash		4,193	1,398	Cash		904
54	Sycamore Terrace			N	Y	Acquisition	7,575	0	7,230	Cash		0	Springing			0
55	Wakefield Apartments			N	Y	Acquisition	7,500	71,007	7,101	Cash		2,237	2,237	Cash		1,683
56	Stonefield Place Apartments			N	Y	Refinance	0	0	8,490	Cash		8,273	1,940	Cash		0
57	Imperial Clark Center - Downey CA	3/20/2017	11.0%	N	Y	Refinance	0	11,894	5,947	Cash		2,148	537	Cash		0
58	La Quinta Florence KY			N	Y	Refinance	0	18,102	3,017	Cash		31,450	Springing	Cash		0
59	Orchards Market Center	3/15/2017	9.0%	N	Y	Acquisition	166,420	9,034	4,517	Cash		0	Springing			0
60	35 North Raymond Avenue	4/5/2017	18.0%	N	Y	Refinance	0	5,259	1,753	Cash		5,466	910	Cash		0
61	Pin Oak Crossing			N	Y	Refinance	0	54,888	8,712	Cash		12,945	1,370	Cash		0
62	Rite Aid - Allentown			N	Y	Refinance	0	0	Springing			2,895	579	Cash		183
63	StoreRight Ocala			N	Y	Refinance	17,063	29,825	3,468	Cash		0	Springing	Cash		0
64	Maximus Self Storage			N	Y	Refinance	2,125	6,430	2,041	Cash		6,891	547	Cash		0
65	StoreRight Jacksonville			N	Y	Refinance	0	20,226	4,397	Cash		0	Springing	Cash		0
66	StoreRight Tampa			N	Y	Refinance	0	33,778	3,928	Cash		0	Springing	Cash		0
67	Allmark Plaza	2/17/2017	13.0%	N	Y	Refinance	0	6,370	3,185	Cash		706	353	Cash		0
68	Shoppes at Hunters Run			N	Y	Refinance	0	17,552	4,388	Cash		0	651	Cash		0
69	Macon Plaza			N	Y	Refinance	19,125	24,912	2,966	Cash		11,534	1,831	Cash		0
70	Out O’ Space Storage North Charleston			N	Y	Acquisition	5,000	19,146	3,191	Cash		2,860	953	Cash		571
71	Elsea MHP Portfolio			N	Y	Refinance	0	12,269	2,454	Cash		1,759	220	Cash		1,025
71.01	Rustic Ridge			N	Y
71.02	Carousel Court			N	Y
72	300 Northern Pacific Avenue			N	Y	Refinance	0	15,822	2,637	Cash		16,260	1,355	Cash		0
73	Mobile City MHC			N	Y	Refinance	11,000	801	801	Cash		1,798	599	Cash		442
74	Park Village			N	Y	Refinance	0	28,371	4,053	Cash		3,864	644	Cash		0
75	Chapel Ridge Shoppes			N	Y	Refinance	0	4,012	4,012	Cash		0	Springing			0
76	Streetside at Thomas Crossroads			N	Y	Acquisition	8,350	8,296	1,383	Cash		306	306	Cash		452

A-1-24

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Monthly Replacement Reserve ($) (12)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($) (13)
1	General Motors Building	0	0			0	0
2	Del Amo Fashion Center	Springing	0			0	Springing
3	245 Park Avenue	47,738	0	Cash		0	Springing
4	Starwood Capital Group Hotel Portfolio	Amount equal to greater of: (i) 1/12 th of four 4% of the projected annual gross income from operations of the property (ii) amount required by Franchisor.	0	Cash		0	0
4.01	Larkspur Landing Sunnyvale
4.02	Larkspur Landing Milpitas
4.03	Larkspur Landing Campbell
4.04	Larkspur Landing San Francisco
4.05	Larkspur Landing Pleasanton
4.06	Larkspur Landing Bellevue
4.07	Larkspur Landing Sacramento
4.08	Hampton Inn Ann Arbor North
4.09	Larkspur Landing Hillsboro
4.10	Larkspur Landing Renton
4.11	Holiday Inn Arlington Northeast Rangers Ballpark
4.12	Residence Inn Toledo Maumee
4.13	Residence Inn Williamsburg
4.14	Hampton Inn Suites Waco South
4.15	Holiday Inn Louisville Airport Fair Expo
4.16	Courtyard Tyler
4.17	Hilton Garden Inn Edison Raritan Center
4.18	Hilton Garden Inn St Paul Oakdale
4.19	Residence Inn Grand Rapids West
4.20	Peoria, AZ Residence Inn
4.21	Hampton Inn Suites Bloomington Normal
4.22	Courtyard Chico
4.23	Hampton Inn Suites South Bend
4.24	Hampton Inn Suites Kokomo
4.25	Courtyard Wichita Falls
4.26	Hampton Inn Morehead
4.27	Residence Inn Chico
4.28	Courtyard Lufkin
4.29	Hampton Inn Carlisle
4.30	Springhill Suites Williamsburg
4.31	Fairfield Inn Bloomington
4.32	Waco Residence Inn
4.33	Holiday Inn Express Fishers
4.34	Larkspur Landing Folsom
4.35	Springhill Suites Chicago Naperville Warrenville
4.36	Holiday Inn Express & Suites Paris
4.37	Toledo Homewood Suites
4.38	Grand Rapids Homewood Suites
4.39	Fairfield Inn Laurel
4.40	Cheyenne Fairfield Inn and Suites
4.41	Courtyard Akron Stow
4.42	Towneplace Suites Bloomington
4.43	Larkspur Landing Roseville
4.44	Hampton Inn Danville
4.45	Holiday Inn Norwich
4.46	Hampton Inn Suites Longview North
4.47	Springhill Suites Peoria Westlake
4.48	Hampton Inn Suites Buda
4.49	Shawnee Hampton Inn
4.50	Racine Fairfield Inn
4.51	Hampton Inn Selinsgrove Shamokin Dam
4.52	Holiday Inn Express & Suites Terrell
4.53	Westchase Homewood Suites
4.54	Holiday Inn Express & Suites Tyler South
4.55	Holiday Inn Express & Suites Huntsville
4.56	Hampton Inn Sweetwater
4.57	Comfort Suites Buda Austin South
4.58	Fairfield Inn & Suites Weatherford
4.59	Holiday Inn Express & Suites Altus
4.60	Comfort Inn & Suites Paris
4.61	Hampton Inn Suites Decatur
4.62	Holiday Inn Express & Suites Texarkana East
4.63	Mankato Fairfield Inn
4.64	Candlewood Suites Texarkana
4.65	Country Inn & Suites Houston Intercontinental Airport East
5	Long Island Prime Portfolio - Melville	14,871	0	Cash		4,200,000	89,229
5.01	68 South Service Road
5.02	58 South Service Road
5.03	48 South Service Road
6	225 & 233 Park Avenue South	Springing	0			8,106,455	Springing
7	Market Street -The Woodlands	Springing	143,136			2,433,834	Springing
8	iStar Leased Fee Portfolio	0	0			0	0
8.01	Hilton Salt Lake
8.02	DoubleTree Seattle Airport
8.03	DoubleTree Mission Valley
8.04	One Ally Center
8.05	DoubleTree Sonoma
8.06	DoubleTree Durango
8.07	Northside Forsyth Hospital Medical Center
8.08	NASA/JPSS Headquarters
8.09	Dallas Market Center: Sheraton Suites
8.10	Dallas Market Center: Marriott Courtyard
8.11	The Buckler Apartments
8.12	Lock-Up Self Storage Facility
9	Valley Creek Corporate Center	4,325	0	Cash		0	54,062
10	Amazon Lakeland	8,467; Springing	304,824	Cash		0	0
11	ExchangeRight Net Leased Portfolio #16	2,306	0	Cash		600,000	Springing
11.01	Walgreens - St. Louis, MO
11.02	Hobby Lobby - Mansfield, TX
11.03	Walgreens - North Ridgeville, OH
11.04	Walgreens - Hammond, IN
11.05	Tractor Supply - Royse City, TX

A-1-25

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Monthly Replacement Reserve ($) (12)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($) (13)
11.06	Tractor Supply - Kuna, ID
11.07	Walgreens - Baytown, TX
11.08	Dollar General - Washington, PA
11.09	Dollar General - Tampa, FL
11.10	Dollar General - Butler, PA
11.11	Dollar General - Jermyn, PA
11.12	Dollar General - Leesport, PA
11.13	Dollar General - Evansville, IN
11.14	Family Dollar - Baton Rouge, LA
11.15	Sherwin Williams - Peoria, IL
11.16	Dollar General - Baton Rouge, LA
11.17	Advance Auto Parts - Normal, IL
11.18	Advance Auto Parts - Zion, IL
11.19	Advance Auto Parts - St. Louis, MO
12	Raleigh Marriott City Center	89,235	0	Cash		0	0
13	2851 Junction	0	0			0	0
14	123 William Street	Springing	0			0	Springing
15	Banner Bank	3,679	132,444	Cash		1,000,000	22,073
16	AmberGlen Corporate Center	0	0			0	0
16.01	2430 NW 206th
16.02	1195 NW Compton Drive
16.03	2345 NW Amberbrook
17	Highland Park Mixed Use	481	0	Cash		0	2,405
18	Raley’s Towne Centre	1,919; Springing	46,048	Cash		220,000	5,581
19	Save Mart Portfolio	Springing	0			0	Springing
19.01	Lucky - San Francisco
19.02	Lucky - San Bruno
19.03	Lucky California - Daly City
19.04	Lucky - San Jose I
19.05	Lucky - San Jose II
19.06	Lucky - San Leandro
19.07	Dick’s Sporting Goods - Folsom
19.08	Lucky - Concord
19.09	FoodMaxx - Antioch
19.10	Lucky - Hollister
19.11	Save Mart - Modesto
19.12	Dick’s Sporting Goods - Salinas
19.13	Save Mart - Clovis
19.14	Save Mart - Grass Valley
19.15	FoodMaxx - Sacramento
19.16	Lucky - Hayward I
19.17	Save Mart - Auburn
19.18	Save Mart - Tracy
19.19	S-Mart - Lodi
19.20	Save Mart - Chico
19.21	Save Mart - Fresno I
19.22	Lucky - San Jose III
19.23	Save Mart - Roseville
19.24	Lucky - Vacaville I
19.25	Save Mart - Elk Grove
19.26	Save Mart - Fresno II
19.27	Lucky - Sand City
19.28	Lucky - Vacaville II
19.29	Lucky - Hayward
19.30	Save Mart - Kingsburg
19.31	Save Mart - Sacramento
19.32	Lucky - Santa Rosa
19.33	Save Mart - Jackson
20	TownePlace Suites - Boynton Beach	7,522	500,000	Cash		0	0
21	Fairlane Meadows	2,358	0	Cash		0	11,137
22	TownePlace Suites-VA	16,709	0	Cash		0	0
22.01	TownePlace Suites Stafford Quantico
22.02	TownePlace Suites Fredericksburg
23	Hilton Garden Inn - Ames	15,325	0	Cash		0	0
24	Stemmons Office Portfolio	5,581	300,000	Cash		1,341,717	36,480
24.01	7701 Stemmons
24.02	8001 Stemmons
24.03	8101 Stemmons
25	Stonebriar Commons on Legacy	1,315	0	Cash		372,000	9,203
26	Residence Inn Carlsbad	18,739	674,604	Cash		0	0
27	Crossings at Hobart	0	0			0	0
28	US Bank Building - Reno	1,767	50,000	Cash		220,000	5,301
29	Old Town	1,340	0	Cash		600,000	8,376
30	Lormax Stern Retail Development – Roseville	6,839	0	Cash		0	13,620; Springing
31	Alexander Hamilton Plaza	2,881	110,000	Cash		0	15,164
32	Cooper Street Retail	1,464	0	Cash		500,000	3,661
33	Uptown Row	616	0	Cash		0	3,079
34	Home2 Suites - San Antonio	12,698	0	Cash		0	0
35	Hampton Inn Northlake	Springing	0			0	0
36	Holiday Inn Express & Suites - Charlotte-Arrowood	9,709	0	Cash		0	0
37	Hughes Airport Center	1,169	0	Cash		159,843	8,765
38	Boardwalk Shopping Center	670	24,109	Cash		50,000	4,490
39	41725 Ford Road	261	0	Cash		0	2,177
40	Mini Self Storage & RV	2,504	317,800	Cash		0	0
41	Crystal Park Plaza	1,270	0	Cash		76,508	7,327
42	Clifton Park Self Storage Portfolio	1,073	50,000	Cash		0	0
42.01	1772 Route 9
42.02	261 Ushers Road - CP
43	Hampton Inn & Suites Elyria	10,038	0	Cash		0	0
44	North Towne Commons	1,228	0	Cash		5,000	5,000
45	Burt Estates MHP	779	0	Cash		0	0
46	Cardiff Plaza	2,325	0	Cash		150,000	8,310
47	Candlewood Suites New Bern	6,766	0	Cash		0	0
48	Hampton Inn - Anderson	7,561	0	Cash		0	0
49	Fairfield Inn & Suites - Greenwood	7,215	0	Cash		0	0
50	Oakbridge Apartments	2,500	30,000	Cash		0	0
51	Valley High & San Pedro MHC	1,392	0	Cash		0	0

A-1-26

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Monthly Replacement Reserve ($) (12)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($) (13)
52	Valley View Estates MHP	971	0	Cash		0	0
53	Ravinia Estates	904	0	Cash		0	0
54	Sycamore Terrace	595	0	Cash		140,742	3,178
55	Wakefield Apartments	1,683	0	Cash		0	0
56	Stonefield Place Apartments	2,016	72,000	Cash		0	0
57	Imperial Clark Center - Downey CA	552	0	Cash		0	2,330
58	La Quinta Florence KY	7,163	0	Cash		0	0
59	Orchards Market Center	758	0	Cash		60,000	2,410
60	35 North Raymond Avenue	194	7,052	Cash		59,000	1,740
61	Pin Oak Crossing	411	0	Cash		100,000	2,737
62	Rite Aid - Allentown	183	0	Cash		930	930
63	StoreRight Ocala	961	0	Cash		0	0
64	Maximus Self Storage	858	0	Cash		0	0
65	StoreRight Jacksonville	619	0	Cash		0	0
66	StoreRight Tampa	760	0	Cash		0	0
67	Allmark Plaza	296	10,662	Cash		45,000	1,411
68	Shoppes at Hunters Run	359	0	Cash		25,000	1,793
69	Macon Plaza	1,916	0	Cash		0	4,791
70	Out O’ Space Storage North Charleston	571	0	Cash		0	0
71	Elsea MHP Portfolio	1,025	0	Cash		0	0
71.01	Rustic Ridge
71.02	Carousel Court
72	300 Northern Pacific Avenue	575	20,700	Cash		50,000	2,245
73	Mobile City MHC	442	21,200	Cash		0	0
74	Park Village	705	0	Cash		0	2,750; Springing
75	Chapel Ridge Shoppes	524	22,000	Cash		33,500	936; Springing
76	Streetside at Thomas Crossroads	452	0	Cash		658	658

A-1-27

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description
1	General Motors Building	0			0	0			Tenant Specific TILC Reserve
2	Del Amo Fashion Center	0			0	0			Tenant Specific TILC Reserve
3	245 Park Avenue	0			0	0			Outstanding Rollover Reserve
4	Starwood Capital Group Hotel Portfolio	0			0	0			Capital Work Reserve (5,883,991); Larkspur Capital Work Reserve (6,385,000)
4.01	Larkspur Landing Sunnyvale
4.02	Larkspur Landing Milpitas
4.03	Larkspur Landing Campbell
4.04	Larkspur Landing San Francisco
4.05	Larkspur Landing Pleasanton
4.06	Larkspur Landing Bellevue
4.07	Larkspur Landing Sacramento
4.08	Hampton Inn Ann Arbor North
4.09	Larkspur Landing Hillsboro
4.10	Larkspur Landing Renton
4.11	Holiday Inn Arlington Northeast Rangers Ballpark
4.12	Residence Inn Toledo Maumee
4.13	Residence Inn Williamsburg
4.14	Hampton Inn Suites Waco South
4.15	Holiday Inn Louisville Airport Fair Expo
4.16	Courtyard Tyler
4.17	Hilton Garden Inn Edison Raritan Center
4.18	Hilton Garden Inn St Paul Oakdale
4.19	Residence Inn Grand Rapids West
4.20	Peoria, AZ Residence Inn
4.21	Hampton Inn Suites Bloomington Normal
4.22	Courtyard Chico
4.23	Hampton Inn Suites South Bend
4.24	Hampton Inn Suites Kokomo
4.25	Courtyard Wichita Falls
4.26	Hampton Inn Morehead
4.27	Residence Inn Chico
4.28	Courtyard Lufkin
4.29	Hampton Inn Carlisle
4.30	Springhill Suites Williamsburg
4.31	Fairfield Inn Bloomington
4.32	Waco Residence Inn
4.33	Holiday Inn Express Fishers
4.34	Larkspur Landing Folsom
4.35	Springhill Suites Chicago Naperville Warrenville
4.36	Holiday Inn Express & Suites Paris
4.37	Toledo Homewood Suites
4.38	Grand Rapids Homewood Suites
4.39	Fairfield Inn Laurel
4.40	Cheyenne Fairfield Inn and Suites
4.41	Courtyard Akron Stow
4.42	Towneplace Suites Bloomington
4.43	Larkspur Landing Roseville
4.44	Hampton Inn Danville
4.45	Holiday Inn Norwich
4.46	Hampton Inn Suites Longview North
4.47	Springhill Suites Peoria Westlake
4.48	Hampton Inn Suites Buda
4.49	Shawnee Hampton Inn
4.50	Racine Fairfield Inn
4.51	Hampton Inn Selinsgrove Shamokin Dam
4.52	Holiday Inn Express & Suites Terrell
4.53	Westchase Homewood Suites
4.54	Holiday Inn Express & Suites Tyler South
4.55	Holiday Inn Express & Suites Huntsville
4.56	Hampton Inn Sweetwater
4.57	Comfort Suites Buda Austin South
4.58	Fairfield Inn & Suites Weatherford
4.59	Holiday Inn Express & Suites Altus
4.60	Comfort Inn & Suites Paris
4.61	Hampton Inn Suites Decatur
4.62	Holiday Inn Express & Suites Texarkana East
4.63	Mankato Fairfield Inn
4.64	Candlewood Suites Texarkana
4.65	Country Inn & Suites Houston Intercontinental Airport East
5	Long Island Prime Portfolio - Melville	0	Cash		0	0			Unfunded Obligations Reserve
5.01	68 South Service Road
5.02	58 South Service Road
5.03	48 South Service Road
6	225 & 233 Park Avenue South	0	Cash		0	0			TI/LC/Tenant Concessions Reserve (14,864,252);Remaining Base Costs & Fees Reserve (11,529,288)
7	Market Street -The Woodlands	1,192,896	Guaranty		0	0			Rent Concession Reserve
8	iStar Leased Fee Portfolio	0			0	0			Ground Rent Funds
8.01	Hilton Salt Lake
8.02	DoubleTree Seattle Airport
8.03	DoubleTree Mission Valley
8.04	One Ally Center
8.05	DoubleTree Sonoma
8.06	DoubleTree Durango
8.07	Northside Forsyth Hospital Medical Center
8.08	NASA/JPSS Headquarters
8.09	Dallas Market Center: Sheraton Suites
8.10	Dallas Market Center: Marriott Courtyard
8.11	The Buckler Apartments
8.12	Lock-Up Self Storage Facility
9	Valley Creek Corporate Center	2,600,000	Cash		0	0			Common Charges Reserve
10	Amazon Lakeland	0			0	0
11	ExchangeRight Net Leased Portfolio #16	0	Cash		0	0
11.01	Walgreens - St. Louis, MO
11.02	Hobby Lobby - Mansfield, TX
11.03	Walgreens - North Ridgeville, OH
11.04	Walgreens - Hammond, IN
11.05	Tractor Supply - Royse City, TX
A-1-28

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description
11.06	Tractor Supply - Kuna, ID
11.07	Walgreens - Baytown, TX
11.08	Dollar General - Washington, PA
11.09	Dollar General - Tampa, FL
11.10	Dollar General - Butler, PA
11.11	Dollar General - Jermyn, PA
11.12	Dollar General - Leesport, PA
11.13	Dollar General - Evansville, IN
11.14	Family Dollar - Baton Rouge, LA
11.15	Sherwin Williams - Peoria, IL
11.16	Dollar General - Baton Rouge, LA
11.17	Advance Auto Parts - Normal, IL
11.18	Advance Auto Parts - Zion, IL
11.19	Advance Auto Parts - St. Louis, MO
12	Raleigh Marriott City Center	0			0	0			PIP Reserve
13	2851 Junction	0			0	0			TSMC Rent Concession Reserve
14	123 William Street	0			0	0			TI/LC and Free Rent Reserve
15	Banner Bank	700,000	Cash		0	0			Tenant Specific TILC Reserve
16	AmberGlen Corporate Center	0			0	0			Kaiser TI Reserve
16.01	2430 NW 206th
16.02	1195 NW Compton Drive
16.03	2345 NW Amberbrook
17	Highland Park Mixed Use	0	Cash		0	0
18	Raley’s Towne Centre	220,000	Cash		0	0			Raley’s TILC / Springing Raley’s Renewal Reserve
19	Save Mart Portfolio	0			0	0			Environmental Insurance Funds
19.01	Lucky - San Francisco
19.02	Lucky - San Bruno
19.03	Lucky California - Daly City
19.04	Lucky - San Jose I
19.05	Lucky - San Jose II
19.06	Lucky - San Leandro
19.07	Dick’s Sporting Goods - Folsom
19.08	Lucky - Concord
19.09	FoodMaxx - Antioch
19.10	Lucky - Hollister
19.11	Save Mart - Modesto
19.12	Dick’s Sporting Goods - Salinas
19.13	Save Mart - Clovis
19.14	Save Mart - Grass Valley
19.15	FoodMaxx - Sacramento
19.16	Lucky - Hayward I
19.17	Save Mart - Auburn
19.18	Save Mart - Tracy
19.19	S-Mart - Lodi
19.20	Save Mart - Chico
19.21	Save Mart - Fresno I
19.22	Lucky - San Jose III
19.23	Save Mart - Roseville
19.24	Lucky - Vacaville I
19.25	Save Mart - Elk Grove
19.26	Save Mart - Fresno II
19.27	Lucky - Sand City
19.28	Lucky - Vacaville II
19.29	Lucky - Hayward
19.30	Save Mart - Kingsburg
19.31	Save Mart - Sacramento
19.32	Lucky - Santa Rosa
19.33	Save Mart - Jackson
20	TownePlace Suites - Boynton Beach	0			0	0			Seasonality Reserve
21	Fairlane Meadows	400,000	Cash		0	0			Outstanding TI Reserve - Best Buy
22	TownePlace Suites-VA	0			0	0
22.01	TownePlace Suites Stafford Quantico
22.02	TownePlace Suites Fredericksburg
23	Hilton Garden Inn - Ames	0			0	0			PIP Reserve
24	Stemmons Office Portfolio	1,341,717	LOC	IDB	0	0			7701/8101 Stemmons Reserve
24.01	7701 Stemmons
24.02	8001 Stemmons
24.03	8101 Stemmons
25	Stonebriar Commons on Legacy	0	Cash		0	0			Outstanding Tenant Improvement Funds
26	Residence Inn Carlsbad	0			0	0
27	Crossings at Hobart	0			0	0			Critical Tenant Funds
28	US Bank Building - Reno	220,000	Cash		0	0			Rent Concession Funds
29	Old Town	0	Cash		0	0			Seasonality Reserve
30	Lormax Stern Retail Development – Roseville	0	Cash		0	0			Leasing and Improvement Reserve
31	Alexander Hamilton Plaza	0	Cash		0	0			CAM Reimbursement Reserve Funds
32	Cooper Street Retail	0	Cash		0	0
33	Uptown Row	0	Cash		0	0
34	Home2 Suites - San Antonio	0			0	0			PIP Reserve
35	Hampton Inn Northlake	0			0	0			PIP Reserve
36	Holiday Inn Express & Suites - Charlotte-Arrowood	0			0	0			PIP Reserve
37	Hughes Airport Center	250,000	Cash		0	0			Rent Commencement Funds
38	Boardwalk Shopping Center	161,685	Cash		0	0
39	41725 Ford Road	Capped for the first five years at $52,255 and for the last five years capped at $104,510.	Cash		0	0			Rent Concession Funds ($85,623.16); Tenant Allowance Funds ($194,054)
40	Mini Self Storage & RV	0			0	0
41	Crystal Park Plaza	351,678	Cash		0	0
42	Clifton Park Self Storage Portfolio	0			0	0
42.01	1772 Route 9
42.02	261 Ushers Road - CP
43	Hampton Inn & Suites Elyria	0			0	0			Seasonality Reserve
44	North Towne Commons	200,000	Cash		0	0
45	Burt Estates MHP	0			0	0
46	Cardiff Plaza	250,000	Cash		0	0
47	Candlewood Suites New Bern	0			0	0			PIP Reserve
48	Hampton Inn - Anderson	0			0	0			Future PIP reserve
49	Fairfield Inn & Suites - Greenwood	0			0	0			Future PIP reserve
50	Oakbridge Apartments	0			0	0
51	Valley High & San Pedro MHC	0			0	0

A-1-29

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description
52	Valley View Estates MHP	0			0	0
53	Ravinia Estates	0			0	0
54	Sycamore Terrace	114,391	Cash		0	0			Rent Abatement Reserve
55	Wakefield Apartments	0			0	0
56	Stonefield Place Apartments	0			0	0
57	Imperial Clark Center - Downey CA	$60,000 if Goodwill extends its lease beyond the loan maturity date on terms and conditions acceptable to the lender	Cash		0	0
58	La Quinta Florence KY	0			0	0			PIP Reserve Fund
59	Orchards Market Center	120,000	Cash		0	0
60	35 North Raymond Avenue	125,000	Cash		0	0			SOH Grill House TILC Reserve
61	Pin Oak Crossing	100,000	Cash		0	0
62	Rite Aid - Allentown	0	Cash		0	0
63	StoreRight Ocala	0			0	0
64	Maximus Self Storage	0			0	0
65	StoreRight Jacksonville	0			0	0
66	StoreRight Tampa	0			0	0
67	Allmark Plaza	45,000	Cash		0	0
68	Shoppes at Hunters Run	75,000	Cash		0	0
69	Macon Plaza	229,694	Cash		0	0
70	Out O’ Space Storage North Charleston	0			0	0
71	Elsea MHP Portfolio	0			0	0			Water Treatment Plant Reserve
71.01	Rustic Ridge
71.02	Carousel Court
72	300 Northern Pacific Avenue	150,000	Cash		0	0			Springing Rodenburg Reserve
73	Mobile City MHC	0			0	0
74	Park Village	0	Cash		0	0
75	Chapel Ridge Shoppes	33,500	Cash		0	0
76	Streetside at Thomas Crossroads	50,000	Cash		0	0			Little Caesar’s Reserve

A-1-30

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($) (14)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($) (14)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
1	General Motors Building	107,946,183	0	0	Guaranty		Free Rent Reserves	161,161,013	0	0	Guaranty
2	Del Amo Fashion Center	7,242,346	0	0	Guaranty		Gap Rent Reserve	828,894	0	0	Guaranty
3	245 Park Avenue	10,298,441	0	0	Cash		MIO Partners Free Rent Reserve	1,133,167	0	0	Cash
4	Starwood Capital Group Hotel Portfolio	12,268,991	Springing	0	Cash		Ground Rent Reserve Funds	0	Springing	0
4.01	Larkspur Landing Sunnyvale
4.02	Larkspur Landing Milpitas
4.03	Larkspur Landing Campbell
4.04	Larkspur Landing San Francisco
4.05	Larkspur Landing Pleasanton
4.06	Larkspur Landing Bellevue
4.07	Larkspur Landing Sacramento
4.08	Hampton Inn Ann Arbor North
4.09	Larkspur Landing Hillsboro
4.10	Larkspur Landing Renton
4.11	Holiday Inn Arlington Northeast Rangers Ballpark
4.12	Residence Inn Toledo Maumee
4.13	Residence Inn Williamsburg
4.14	Hampton Inn Suites Waco South
4.15	Holiday Inn Louisville Airport Fair Expo
4.16	Courtyard Tyler
4.17	Hilton Garden Inn Edison Raritan Center
4.18	Hilton Garden Inn St Paul Oakdale
4.19	Residence Inn Grand Rapids West
4.20	Peoria, AZ Residence Inn
4.21	Hampton Inn Suites Bloomington Normal
4.22	Courtyard Chico
4.23	Hampton Inn Suites South Bend
4.24	Hampton Inn Suites Kokomo
4.25	Courtyard Wichita Falls
4.26	Hampton Inn Morehead
4.27	Residence Inn Chico
4.28	Courtyard Lufkin
4.29	Hampton Inn Carlisle
4.30	Springhill Suites Williamsburg
4.31	Fairfield Inn Bloomington
4.32	Waco Residence Inn
4.33	Holiday Inn Express Fishers
4.34	Larkspur Landing Folsom
4.35	Springhill Suites Chicago Naperville Warrenville
4.36	Holiday Inn Express & Suites Paris
4.37	Toledo Homewood Suites
4.38	Grand Rapids Homewood Suites
4.39	Fairfield Inn Laurel
4.40	Cheyenne Fairfield Inn and Suites
4.41	Courtyard Akron Stow
4.42	Towneplace Suites Bloomington
4.43	Larkspur Landing Roseville
4.44	Hampton Inn Danville
4.45	Holiday Inn Norwich
4.46	Hampton Inn Suites Longview North
4.47	Springhill Suites Peoria Westlake
4.48	Hampton Inn Suites Buda
4.49	Shawnee Hampton Inn
4.50	Racine Fairfield Inn
4.51	Hampton Inn Selinsgrove Shamokin Dam
4.52	Holiday Inn Express & Suites Terrell
4.53	Westchase Homewood Suites
4.54	Holiday Inn Express & Suites Tyler South
4.55	Holiday Inn Express & Suites Huntsville
4.56	Hampton Inn Sweetwater
4.57	Comfort Suites Buda Austin South
4.58	Fairfield Inn & Suites Weatherford
4.59	Holiday Inn Express & Suites Altus
4.60	Comfort Inn & Suites Paris
4.61	Hampton Inn Suites Decatur
4.62	Holiday Inn Express & Suites Texarkana East
4.63	Mankato Fairfield Inn
4.64	Candlewood Suites Texarkana
4.65	Country Inn & Suites Houston Intercontinental Airport East
5	Long Island Prime Portfolio - Melville	2,903,067	0	0	Cash			0	0	0
5.01	68 South Service Road
5.02	58 South Service Road
5.03	48 South Service Road
6	225 & 233 Park Avenue South	26,393,540	0	0	Cash		Buzzfeed Rollover Reserve Account	0	Springing	0
7	Market Street -The Woodlands	399,264	0	0	Guaranty			0	0	0
8	iStar Leased Fee Portfolio	0	Springing	0				0	0	0
8.01	Hilton Salt Lake
8.02	DoubleTree Seattle Airport
8.03	DoubleTree Mission Valley
8.04	One Ally Center
8.05	DoubleTree Sonoma
8.06	DoubleTree Durango
8.07	Northside Forsyth Hospital Medical Center
8.08	NASA/JPSS Headquarters
8.09	Dallas Market Center: Sheraton Suites
8.10	Dallas Market Center: Marriott Courtyard
8.11	The Buckler Apartments
8.12	Lock-Up Self Storage Facility
9	Valley Creek Corporate Center	0	1,310	0	Cash			0	0	0
10	Amazon Lakeland	0	0	0				0	0	0
11	ExchangeRight Net Leased Portfolio #16	0	0	0				0	0	0
11.01	Walgreens - St. Louis, MO
11.02	Hobby Lobby - Mansfield, TX
11.03	Walgreens - North Ridgeville, OH
11.04	Walgreens - Hammond, IN
11.05	Tractor Supply - Royse City, TX

A-1-31

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($) (14)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($) (14)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
11.06	Tractor Supply - Kuna, ID
11.07	Walgreens - Baytown, TX
11.08	Dollar General - Washington, PA
11.09	Dollar General - Tampa, FL
11.10	Dollar General - Butler, PA
11.11	Dollar General - Jermyn, PA
11.12	Dollar General - Leesport, PA
11.13	Dollar General - Evansville, IN
11.14	Family Dollar - Baton Rouge, LA
11.15	Sherwin Williams - Peoria, IL
11.16	Dollar General - Baton Rouge, LA
11.17	Advance Auto Parts - Normal, IL
11.18	Advance Auto Parts - Zion, IL
11.19	Advance Auto Parts - St. Louis, MO
12	Raleigh Marriott City Center	12,000,000	0	0	Cash			0	0	0
13	2851 Junction	0	Springing	0			TSMC LoC	2,000,000	0	0	LoC	Bank of Taiwan
14	123 William Street	4,819,755	0	0	Cash		DYCD Reserve	20,000,000	0	0	Cash
15	Banner Bank	456,175	0	0	Cash			0	0	0
16	AmberGlen Corporate Center	501,360	0	0	Cash		WFG Rent Reserve	13,586	0	0	Cash
16.01	2430 NW 206th
16.02	1195 NW Compton Drive
16.03	2345 NW Amberbrook
17	Highland Park Mixed Use	0	0	0				0	0	0
18	Raley’s Towne Centre	198,720	Springing	0	Cash		Roof Replacement Reserve	106,500	0	0	Cash
19	Save Mart Portfolio	38,401	0	0	Cash			0	0	0
19.01	Lucky - San Francisco
19.02	Lucky - San Bruno
19.03	Lucky California - Daly City
19.04	Lucky - San Jose I
19.05	Lucky - San Jose II
19.06	Lucky - San Leandro
19.07	Dick’s Sporting Goods - Folsom
19.08	Lucky - Concord
19.09	FoodMaxx - Antioch
19.10	Lucky - Hollister
19.11	Save Mart - Modesto
19.12	Dick’s Sporting Goods - Salinas
19.13	Save Mart - Clovis
19.14	Save Mart - Grass Valley
19.15	FoodMaxx - Sacramento
19.16	Lucky - Hayward I
19.17	Save Mart - Auburn
19.18	Save Mart - Tracy
19.19	S-Mart - Lodi
19.20	Save Mart - Chico
19.21	Save Mart - Fresno I
19.22	Lucky - San Jose III
19.23	Save Mart - Roseville
19.24	Lucky - Vacaville I
19.25	Save Mart - Elk Grove
19.26	Save Mart - Fresno II
19.27	Lucky - Sand City
19.28	Lucky - Vacaville II
19.29	Lucky - Hayward
19.30	Save Mart - Kingsburg
19.31	Save Mart - Sacramento
19.32	Lucky - Santa Rosa
19.33	Save Mart - Jackson
20	TownePlace Suites - Boynton Beach	50,000	5,555	50,000	Cash			0	0	0
21	Fairlane Meadows	35,000	0	0	Cash			0	0	0
22	TownePlace Suites-VA	0	0	0				0	0	0
22.01	TownePlace Suites Stafford Quantico
22.02	TownePlace Suites Fredericksburg
23	Hilton Garden Inn - Ames	1,756,374	0	0	Cash		Seasonality Reserve	0	12,291	0	Cash
24	Stemmons Office Portfolio	0	Springing	6,000,000				0	0	0
24.01	7701 Stemmons
24.02	8001 Stemmons
24.03	8101 Stemmons
25	Stonebriar Commons on Legacy	0	$41,854.17 until June 2018	874,250	Cash			0	0	0
26	Residence Inn Carlsbad	0	0	0				0	0	0
27	Crossings at Hobart	0	Springing	0				0	0	0
28	US Bank Building - Reno	123,003	0	0	Cash		Tenant Allowance Funds	643,204	0	0	Cash
29	Old Town	100,000	Springing	0	Cash		Unfunded Tenant Oblligations Reserve Funds	9,984	0	0
30	Lormax Stern Retail Development – Roseville	1,875,022	0	0	Cash		Unfunded Obligations Reserve	870,000	0	0
31	Alexander Hamilton Plaza	236,331	0	0	Cash		Free Rent Reserve Funds	1,700	0	0	Cash
32	Cooper Street Retail	0	0	0				0	0	0
33	Uptown Row	0	0	0				0	0	0
34	Home2 Suites - San Antonio	0	Springing	0				0	0	0
35	Hampton Inn Northlake	212,500	0	0	Cash		Seasonality Reserve	0	Springing	0	Cash
36	Holiday Inn Express & Suites - Charlotte-Arrowood	1,781,346	0	0	Cash		Seasonality Reserve	0	7,143	50,000	Cash
37	Hughes Airport Center	64,908	0	0	Cash			0	0	0
38	Boardwalk Shopping Center	0	0	0				0	0	0
39	41725 Ford Road	279,677	0	0	Cash		Dental One Reserve Funds ($145,501); Sports Clips Reserve Funds ($68,551); Dental One Springing Reserve Funds	214,052	Springing	64,000	Cash
40	Mini Self Storage & RV	0	0	0				0	0	0
41	Crystal Park Plaza	0	0	0				0	0	0
42	Clifton Park Self Storage Portfolio	0	0	0				0	0	0
42.01	1772 Route 9
42.02	261 Ushers Road - CP
43	Hampton Inn & Suites Elyria	0	18,333	0	Cash			0	0	0
44	North Towne Commons	0	0	0				0	0	0
45	Burt Estates MHP	0	0	0				0	0	0
46	Cardiff Plaza	0	0	0				0	0	0
47	Candlewood Suites New Bern	300,000	0	0	Cash			0	0	0
48	Hampton Inn - Anderson	200,000	0	0	Cash		Seasonality Reserve	100,000	7,561	100,000	Cash
49	Fairfield Inn & Suites - Greenwood	200,000	0	0	Cash			0	0	0
50	Oakbridge Apartments	0	0	0				0	0	0
51	Valley High & San Pedro MHC	0	0	0				0	0	0

A-1-32

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($) (14)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($) (14)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty
52	Valley View Estates MHP	0	0	0				0	0	0
53	Ravinia Estates	0	0	0				0	0	0
54	Sycamore Terrace	22,860	0	0	Cash			0	0	0
55	Wakefield Apartments	0	0	0				0	0	0
56	Stonefield Place Apartments	0	0	0				0	0	0
57	Imperial Clark Center - Downey CA	0	0	0				0	0	0
58	La Quinta Florence KY	238,000	0	0				0	0	0
59	Orchards Market Center	0	0	0				0	0	0
60	35 North Raymond Avenue	60,000	0	0	Cash		Wheat Shop Occupancy Reserve	425,000	0	0	Cash
61	Pin Oak Crossing	0	0	0				0	0	0
62	Rite Aid - Allentown	0	0	0				0	0	0
63	StoreRight Ocala	0	0	0				0	0	0
64	Maximus Self Storage	0	0	0				0	0	0
65	StoreRight Jacksonville	0	0	0				0	0	0
66	StoreRight Tampa	0	0	0				0	0	0
67	Allmark Plaza	0	0	0				0	0	0
68	Shoppes at Hunters Run	0	0	0				0	0	0
69	Macon Plaza	0	0	0				0	0	0
70	Out O’ Space Storage North Charleston	0	0	0				0	0	0
71	Elsea MHP Portfolio	250,000	0	0	Cash			0	0	0
71.01	Rustic Ridge
71.02	Carousel Court
72	300 Northern Pacific Avenue	0	Springing	0			Rent Concession Reserve	51,636	0	0	Cash
73	Mobile City MHC	0	0	0				0	0	0
74	Park Village	0	0	0				0	0	0
75	Chapel Ridge Shoppes	0	0	0				0	0	0
76	Streetside at Thomas Crossroads	53,400	0	0	Cash			0	0	0

A-1-33

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Holdback (5)	Ownership Interest	Ground Lease Initial Expiration Date	Annual Ground Rent Payment	Annual Ground Rent Increases	Lockbox	Whole Loan Cut-off Date Balance ($)	Whole Loan Debt Service ($)	Subordinate Secured Debt Original Balance ($)	Subordinate Secured Debt Cut-off Date Balance ($)	Whole Loan U/W NOI DSCR (x)	Whole Loan U/W NCF DSCR (x)	Whole Loan Cut-off Date LTV Ratio	Whole Loan Cut-off Date U/W NOI Debt Yield
1	General Motors Building		Fee				Hard/Springing Cash Management	2,300,000,000	6,665,475	830,000,000	830,000,000	2.84	2.77	47.9%	9.9%
2	Del Amo Fashion Center		Fee				Hard/Springing Cash Management	585,000,000	1,807,796	125,700,000	125,700,000	2.74	2.63	50.6%	10.1%
3	245 Park Avenue		Fee				Hard/Springing Cash Management	1,200,000,000	3,720,364	120,000,000	120,000,000	2.58	2.45	54.3%	9.6%
4	Starwood Capital Group Hotel Portfolio		Various	Various	Various	Various	Soft/Springing Cash Management
4.01	Larkspur Landing Sunnyvale		Fee
4.02	Larkspur Landing Milpitas		Fee
4.03	Larkspur Landing Campbell		Fee
4.04	Larkspur Landing San Francisco		Fee
4.05	Larkspur Landing Pleasanton		Fee
4.06	Larkspur Landing Bellevue		Fee
4.07	Larkspur Landing Sacramento		Fee
4.08	Hampton Inn Ann Arbor North		Fee
4.09	Larkspur Landing Hillsboro		Fee
4.10	Larkspur Landing Renton		Fee
4.11	Holiday Inn Arlington Northeast Rangers Ballpark		Fee
4.12	Residence Inn Toledo Maumee		Fee
4.13	Residence Inn Williamsburg		Fee
4.14	Hampton Inn Suites Waco South		Fee
4.15	Holiday Inn Louisville Airport Fair Expo		Fee
4.16	Courtyard Tyler		Fee
4.17	Hilton Garden Inn Edison Raritan Center		Leasehold	9/30/2076	$275,517	Fixed escalations every 5 years
4.18	Hilton Garden Inn St Paul Oakdale		Fee
4.19	Residence Inn Grand Rapids West		Fee
4.20	Peoria, AZ Residence Inn		Fee
4.21	Hampton Inn Suites Bloomington Normal		Fee
4.22	Courtyard Chico		Fee
4.23	Hampton Inn Suites South Bend		Fee
4.24	Hampton Inn Suites Kokomo		Fee
4.25	Courtyard Wichita Falls		Fee
4.26	Hampton Inn Morehead		Fee
4.27	Residence Inn Chico		Fee
4.28	Courtyard Lufkin		Fee
4.29	Hampton Inn Carlisle		Fee
4.30	Springhill Suites Williamsburg		Fee
4.31	Fairfield Inn Bloomington		Fee
4.32	Waco Residence Inn		Fee
4.33	Holiday Inn Express Fishers		Fee
4.34	Larkspur Landing Folsom		Fee
4.35	Springhill Suites Chicago Naperville Warrenville		Fee
4.36	Holiday Inn Express & Suites Paris		Fee
4.37	Toledo Homewood Suites		Fee
4.38	Grand Rapids Homewood Suites		Fee
4.39	Fairfield Inn Laurel		Fee
4.40	Cheyenne Fairfield Inn and Suites		Fee
4.41	Courtyard Akron Stow		Fee
4.42	Towneplace Suites Bloomington		Fee
4.43	Larkspur Landing Roseville		Fee
4.44	Hampton Inn Danville		Fee
4.45	Holiday Inn Norwich		Fee
4.46	Hampton Inn Suites Longview North		Fee
4.47	Springhill Suites Peoria Westlake		Fee
4.48	Hampton Inn Suites Buda		Fee
4.49	Shawnee Hampton Inn		Fee
4.50	Racine Fairfield Inn		Fee
4.51	Hampton Inn Selinsgrove Shamokin Dam		Fee
4.52	Holiday Inn Express & Suites Terrell		Fee
4.53	Westchase Homewood Suites		Fee
4.54	Holiday Inn Express & Suites Tyler South		Fee
4.55	Holiday Inn Express & Suites Huntsville		Fee
4.56	Hampton Inn Sweetwater		Fee
4.57	Comfort Suites Buda Austin South		Fee
4.58	Fairfield Inn & Suites Weatherford		Fee
4.59	Holiday Inn Express & Suites Altus		Fee
4.60	Comfort Inn & Suites Paris		Fee
4.61	Hampton Inn Suites Decatur		Fee
4.62	Holiday Inn Express & Suites Texarkana East		Fee
4.63	Mankato Fairfield Inn		Fee
4.64	Candlewood Suites Texarkana		Fee
4.65	Country Inn & Suites Houston Intercontinental Airport East		Fee
5	Long Island Prime Portfolio - Melville		Fee				Hard/Springing Cash Management
5.01	68 South Service Road		Fee
5.02	58 South Service Road		Fee
5.03	48 South Service Road		Fee
6	225 & 233 Park Avenue South		Fee				Hard/Springing Cash Management
7	Market Street -The Woodlands		Fee				Hard/Springing Cash Management
8	iStar Leased Fee Portfolio		Various	Various	Various	Various	Hard/Springing Cash Management
8.01	Hilton Salt Lake		Fee
8.02	DoubleTree Seattle Airport		Fee and Leasehold	1/31/2044	$391,132	Increased by CPI every 5 years
8.03	DoubleTree Mission Valley		Fee
8.04	One Ally Center		Fee
8.05	DoubleTree Sonoma		Fee
8.06	DoubleTree Durango		Fee
8.07	Northside Forsyth Hospital Medical Center		Fee
8.08	NASA/JPSS Headquarters		Fee
8.09	Dallas Market Center: Sheraton Suites		Fee
8.10	Dallas Market Center: Marriott Courtyard		Fee
8.11	The Buckler Apartments		Fee
8.12	Lock-Up Self Storage Facility		Fee
9	Valley Creek Corporate Center		Fee				Hard/Springing Cash Management
10	Amazon Lakeland		Fee				Hard/Upfront Cash Management
11	ExchangeRight Net Leased Portfolio #16		Fee				Hard/Springing Cash Management
11.01	Walgreens - St. Louis, MO		Fee
11.02	Hobby Lobby - Mansfield, TX		Fee
11.03	Walgreens - North Ridgeville, OH		Fee
11.04	Walgreens - Hammond, IN		Fee
11.05	Tractor Supply - Royse City, TX		Fee
A-1-34

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Holdback (5)	Ownership Interest	Ground Lease Initial Expiration Date	Annual Ground Rent Payment	Annual Ground Rent Increases	Lockbox	Whole Loan Cut-off Date Balance ($)	Whole Loan Debt Service ($)	Subordinate Secured Debt Original Balance ($)	Subordinate Secured Debt Cut-off Date Balance ($)	Whole Loan U/W NOI DSCR (x)	Whole Loan U/W NCF DSCR (x)	Whole Loan Cut-off Date LTV Ratio	Whole Loan Cut-off Date U/W NOI Debt Yield
11.06	Tractor Supply - Kuna, ID		Fee
11.07	Walgreens - Baytown, TX		Fee
11.08	Dollar General - Washington, PA		Fee
11.09	Dollar General - Tampa, FL		Fee
11.10	Dollar General - Butler, PA		Fee
11.11	Dollar General - Jermyn, PA		Fee
11.12	Dollar General - Leesport, PA		Fee
11.13	Dollar General - Evansville, IN		Fee
11.14	Family Dollar - Baton Rouge, LA		Fee
11.15	Sherwin Williams - Peoria, IL		Fee
11.16	Dollar General - Baton Rouge, LA		Fee
11.17	Advance Auto Parts - Normal, IL		Fee
11.18	Advance Auto Parts - Zion, IL		Fee
11.19	Advance Auto Parts - St. Louis, MO		Fee
12	Raleigh Marriott City Center		Fee and Leasehold	7/31/2107	$75,000		Hard/Springing Cash Management
13	2851 Junction		Fee				Hard/Upfront Cash Management
14	123 William Street		Fee				Hard/Upfront Cash Management
15	Banner Bank		Fee				Hard/Upfront Cash Management
16	AmberGlen Corporate Center		Fee				Springing
16.01	2430 NW 206th		Fee
16.02	1195 NW Compton Drive		Fee
16.03	2345 NW Amberbrook		Fee
17	Highland Park Mixed Use		Fee				Hard/Springing Cash Management
18	Raley’s Towne Centre		Fee				Springing
19	Save Mart Portfolio		Fee				Hard/Springing Cash Management	169,778,160	866,423	32,000,000	31,778,160	1.92	1.79	46.9%	11.7%
19.01	Lucky - San Francisco		Fee
19.02	Lucky - San Bruno		Fee
19.03	Lucky California - Daly City		Fee
19.04	Lucky - San Jose I		Fee
19.05	Lucky - San Jose II		Fee
19.06	Lucky - San Leandro		Fee
19.07	Dick’s Sporting Goods - Folsom		Fee
19.08	Lucky - Concord		Fee
19.09	FoodMaxx - Antioch		Fee
19.10	Lucky - Hollister		Fee
19.11	Save Mart - Modesto		Fee
19.12	Dick’s Sporting Goods - Salinas		Fee
19.13	Save Mart - Clovis		Fee
19.14	Save Mart - Grass Valley		Fee
19.15	FoodMaxx - Sacramento		Fee
19.16	Lucky - Hayward I		Fee
19.17	Save Mart - Auburn		Fee
19.18	Save Mart - Tracy		Fee
19.19	S-Mart - Lodi		Fee
19.20	Save Mart - Chico		Fee
19.21	Save Mart - Fresno I		Fee
19.22	Lucky - San Jose III		Fee
19.23	Save Mart - Roseville		Fee
19.24	Lucky - Vacaville I		Fee
19.25	Save Mart - Elk Grove		Fee
19.26	Save Mart - Fresno II		Fee
19.27	Lucky - Sand City		Fee
19.28	Lucky - Vacaville II		Fee
19.29	Lucky - Hayward		Fee
19.30	Save Mart - Kingsburg		Fee
19.31	Save Mart - Sacramento		Fee
19.32	Lucky - Santa Rosa		Fee
19.33	Save Mart - Jackson		Fee
20	TownePlace Suites - Boynton Beach	1,450,000	Fee				Springing
21	Fairlane Meadows		Fee				Hard/Springing Cash Management
22	TownePlace Suites-VA		Fee				Hard/Springing Cash Management
22.01	TownePlace Suites Stafford Quantico		Fee
22.02	TownePlace Suites Fredericksburg		Fee
23	Hilton Garden Inn - Ames		Fee				Springing
24	Stemmons Office Portfolio		Fee				Springing
24.01	7701 Stemmons		Fee
24.02	8001 Stemmons		Fee
24.03	8101 Stemmons		Fee
25	Stonebriar Commons on Legacy		Fee				Springing
26	Residence Inn Carlsbad		Fee				Springing
27	Crossings at Hobart		Fee				Springing
28	US Bank Building - Reno		Fee				Hard/Springing Cash Management
29	Old Town		Fee				Springing
30	Lormax Stern Retail Development – Roseville		Fee				Hard/Springing Cash Management
31	Alexander Hamilton Plaza		Fee				Hard/Springing Cash Management
32	Cooper Street Retail		Fee				Hard/Springing Cash Management
33	Uptown Row		Fee				Springing
34	Home2 Suites - San Antonio		Fee				Springing
35	Hampton Inn Northlake		Fee				Hard/Springing Cash Management
36	Holiday Inn Express & Suites - Charlotte-Arrowood		Fee				Springing
37	Hughes Airport Center		Fee				Springing
38	Boardwalk Shopping Center		Fee				Springing
39	41725 Ford Road		Fee				Springing
40	Mini Self Storage & RV		Fee				Springing
41	Crystal Park Plaza		Fee				Springing
42	Clifton Park Self Storage Portfolio		Fee				Springing
42.01	1772 Route 9		Fee
42.02	261 Ushers Road - CP		Fee
43	Hampton Inn & Suites Elyria		Fee				Springing
44	North Towne Commons		Fee				Springing
45	Burt Estates MHP		Fee				Springing
46	Cardiff Plaza		Fee				Springing
47	Candlewood Suites New Bern		Fee				Springing
48	Hampton Inn - Anderson		Fee				Springing
49	Fairfield Inn & Suites - Greenwood		Fee				Springing
50	Oakbridge Apartments		Fee				Springing
51	Valley High & San Pedro MHC		Fee				Springing

A-1-35

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Holdback (5)	Ownership Interest	Ground Lease Initial Expiration Date	Annual Ground Rent Payment	Annual Ground Rent Increases	Lockbox	Whole Loan Cut-off Date Balance ($)	Whole Loan Debt Service ($)	Subordinate Secured Debt Original Balance ($)	Subordinate Secured Debt Cut-off Date Balance ($)	Whole Loan U/W NOI DSCR (x)	Whole Loan U/W NCF DSCR (x)	Whole Loan Cut-off Date LTV Ratio	Whole Loan Cut-off Date U/W NOI Debt Yield
52	Valley View Estates MHP		Fee				Springing
53	Ravinia Estates		Fee				Springing
54	Sycamore Terrace		Fee				Springing
55	Wakefield Apartments		Fee				Springing
56	Stonefield Place Apartments		Fee				Springing
57	Imperial Clark Center - Downey CA		Fee				Springing
58	La Quinta Florence KY		Fee				Hard/Springing Cash Management
59	Orchards Market Center		Fee				Springing
60	35 North Raymond Avenue		Fee				Springing
61	Pin Oak Crossing		Fee				Springing
62	Rite Aid - Allentown		Fee				Springing
63	StoreRight Ocala		Fee				Springing
64	Maximus Self Storage		Fee				Springing
65	StoreRight Jacksonville		Fee				Springing
66	StoreRight Tampa		Fee				Springing
67	Allmark Plaza		Fee				Springing
68	Shoppes at Hunters Run		Fee				None
69	Macon Plaza		Fee				Springing
70	Out O’ Space Storage North Charleston		Fee				Springing
71	Elsea MHP Portfolio		Fee				Springing
71.01	Rustic Ridge		Fee
71.02	Carousel Court		Fee
72	300 Northern Pacific Avenue		Fee				None
73	Mobile City MHC		Fee				Springing
74	Park Village		Fee				None
75	Chapel Ridge Shoppes		Fee				None
76	Streetside at Thomas Crossroads		Fee				Springing

A-1-36

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Whole Loan Cut-off Date U/W NCF Debt Yield	Mezzanine Debt Cut-off Date Balance($)	Sponsor (10)	Affiliated Sponsors	Mortgage Loan Number
1	General Motors Building	9.6%		Boston Properties Limited Partnership; 767 LLC; Sungate Fifth Avenue LLC		1
2	Del Amo Fashion Center	9.7%		Simon Property Group, L.P.; Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A.		2
3	245 Park Avenue	9.1%	568,000,000	HNA Group		3
4	Starwood Capital Group Hotel Portfolio			Starwood Capital Group Global, L.P.		4
4.01	Larkspur Landing Sunnyvale					4.01
4.02	Larkspur Landing Milpitas					4.02
4.03	Larkspur Landing Campbell					4.03
4.04	Larkspur Landing San Francisco					4.04
4.05	Larkspur Landing Pleasanton					4.05
4.06	Larkspur Landing Bellevue					4.06
4.07	Larkspur Landing Sacramento					4.07
4.08	Hampton Inn Ann Arbor North					4.08
4.09	Larkspur Landing Hillsboro					4.09
4.10	Larkspur Landing Renton					4.10
4.11	Holiday Inn Arlington Northeast Rangers Ballpark					4.11
4.12	Residence Inn Toledo Maumee					4.12
4.13	Residence Inn Williamsburg					4.13
4.14	Hampton Inn Suites Waco South					4.14
4.15	Holiday Inn Louisville Airport Fair Expo					4.15
4.16	Courtyard Tyler					4.16
4.17	Hilton Garden Inn Edison Raritan Center					4.17
4.18	Hilton Garden Inn St Paul Oakdale					4.18
4.19	Residence Inn Grand Rapids West					4.19
4.20	Peoria, AZ Residence Inn					4.20
4.21	Hampton Inn Suites Bloomington Normal					4.21
4.22	Courtyard Chico					4.22
4.23	Hampton Inn Suites South Bend					4.23
4.24	Hampton Inn Suites Kokomo					4.24
4.25	Courtyard Wichita Falls					4.25
4.26	Hampton Inn Morehead					4.26
4.27	Residence Inn Chico					4.27
4.28	Courtyard Lufkin					4.28
4.29	Hampton Inn Carlisle					4.29
4.30	Springhill Suites Williamsburg					4.30
4.31	Fairfield Inn Bloomington					4.31
4.32	Waco Residence Inn					4.32
4.33	Holiday Inn Express Fishers					4.33
4.34	Larkspur Landing Folsom					4.34
4.35	Springhill Suites Chicago Naperville Warrenville					4.35
4.36	Holiday Inn Express & Suites Paris					4.36
4.37	Toledo Homewood Suites					4.37
4.38	Grand Rapids Homewood Suites					4.38
4.39	Fairfield Inn Laurel					4.39
4.40	Cheyenne Fairfield Inn and Suites					4.40
4.41	Courtyard Akron Stow					4.41
4.42	Towneplace Suites Bloomington					4.42
4.43	Larkspur Landing Roseville					4.43
4.44	Hampton Inn Danville					4.44
4.45	Holiday Inn Norwich					4.45
4.46	Hampton Inn Suites Longview North					4.46
4.47	Springhill Suites Peoria Westlake					4.47
4.48	Hampton Inn Suites Buda					4.48
4.49	Shawnee Hampton Inn					4.49
4.50	Racine Fairfield Inn					4.50
4.51	Hampton Inn Selinsgrove Shamokin Dam					4.51
4.52	Holiday Inn Express & Suites Terrell					4.52
4.53	Westchase Homewood Suites					4.53
4.54	Holiday Inn Express & Suites Tyler South					4.54
4.55	Holiday Inn Express & Suites Huntsville					4.55
4.56	Hampton Inn Sweetwater					4.56
4.57	Comfort Suites Buda Austin South					4.57
4.58	Fairfield Inn & Suites Weatherford					4.58
4.59	Holiday Inn Express & Suites Altus					4.59
4.60	Comfort Inn & Suites Paris					4.60
4.61	Hampton Inn Suites Decatur					4.61
4.62	Holiday Inn Express & Suites Texarkana East					4.62
4.63	Mankato Fairfield Inn					4.63
4.64	Candlewood Suites Texarkana					4.64
4.65	Country Inn & Suites Houston Intercontinental Airport East					4.65
5	Long Island Prime Portfolio - Melville		30,125,000	RXR Realty LLC		5
5.01	68 South Service Road					5.01
5.02	58 South Service Road					5.02
5.03	48 South Service Road					5.03
6	225 & 233 Park Avenue South		195,000,000	Orda Management Corporation		6
7	Market Street -The Woodlands			Institutional Mall Investors LLC		7
8	iStar Leased Fee Portfolio			iStar Inc.		8
8.01	Hilton Salt Lake					8.01
8.02	DoubleTree Seattle Airport					8.02
8.03	DoubleTree Mission Valley					8.03
8.04	One Ally Center					8.04
8.05	DoubleTree Sonoma					8.05
8.06	DoubleTree Durango					8.06
8.07	Northside Forsyth Hospital Medical Center					8.07
8.08	NASA/JPSS Headquarters					8.08
8.09	Dallas Market Center: Sheraton Suites					8.09
8.10	Dallas Market Center: Marriott Courtyard					8.10
8.11	The Buckler Apartments					8.11
8.12	Lock-Up Self Storage Facility					8.12
9	Valley Creek Corporate Center			Ten Capital Management; Pembroke IV LLC		9
10	Amazon Lakeland			Jonathan Tratt		10
11	ExchangeRight Net Leased Portfolio #16			ExchangeRight Real Estate, LLC		11
11.01	Walgreens - St. Louis, MO					11.01
11.02	Hobby Lobby - Mansfield, TX					11.02
11.03	Walgreens - North Ridgeville, OH					11.03
11.04	Walgreens - Hammond, IN					11.04
11.05	Tractor Supply - Royse City, TX					11.05

A-1-37

ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Whole Loan Cut-off Date U/W NCF Debt Yield	Mezzanine Debt Cut-off Date Balance($)	Sponsor (10)	Affiliated Sponsors	Mortgage Loan Number
11.06	Tractor Supply - Kuna, ID					11.06
11.07	Walgreens - Baytown, TX					11.07
11.08	Dollar General - Washington, PA					11.08
11.09	Dollar General - Tampa, FL					11.09
11.10	Dollar General - Butler, PA					11.10
11.11	Dollar General - Jermyn, PA					11.11
11.12	Dollar General - Leesport, PA					11.12
11.13	Dollar General - Evansville, IN					11.13
11.14	Family Dollar - Baton Rouge, LA					11.14
11.15	Sherwin Williams - Peoria, IL					11.15
11.16	Dollar General - Baton Rouge, LA					11.16
11.17	Advance Auto Parts - Normal, IL					11.17
11.18	Advance Auto Parts - Zion, IL					11.18
11.19	Advance Auto Parts - St. Louis, MO					11.19
12	Raleigh Marriott City Center			Carey Watermark Investors Incorporated		12
13	2851 Junction			Farshid Steve Shokouhi; Brett Michael Lipman		13
14	123 William Street			American Realty Capital New York City REIT		14
15	Banner Bank			Gary F. Christensen; Nancy A. Christensen; William Beck; Michael R. Lindstrom; The Gary Christensen Descendants’ Trust; The Nancy Christensen Descendants’ Trust		15
16	AmberGlen Corporate Center			Felton Properties, Inc; City Office REIT, Inc		16
16.01	2430 NW 206th					16.01
16.02	1195 NW Compton Drive					16.02
16.03	2345 NW Amberbrook					16.03
17	Highland Park Mixed Use			The Related Companies, L.P.		17
18	Raley’s Towne Centre			Argonaut Investments, LLC		18
19	Save Mart Portfolio	11.0%		Standiford Partners, LLC		19
19.01	Lucky - San Francisco					19.01
19.02	Lucky - San Bruno					19.02
19.03	Lucky California - Daly City					19.03
19.04	Lucky - San Jose I					19.04
19.05	Lucky - San Jose II					19.05
19.06	Lucky - San Leandro					19.06
19.07	Dick’s Sporting Goods - Folsom					19.07
19.08	Lucky - Concord					19.08
19.09	FoodMaxx - Antioch					19.09
19.10	Lucky - Hollister					19.10
19.11	Save Mart - Modesto					19.11
19.12	Dick’s Sporting Goods - Salinas					19.12
19.13	Save Mart - Clovis					19.13
19.14	Save Mart - Grass Valley					19.14
19.15	FoodMaxx - Sacramento					19.15
19.16	Lucky - Hayward I					19.16
19.17	Save Mart - Auburn					19.17
19.18	Save Mart - Tracy					19.18
19.19	S-Mart - Lodi					19.19
19.20	Save Mart - Chico					19.20
19.21	Save Mart - Fresno I					19.21
19.22	Lucky - San Jose III					19.22
19.23	Save Mart - Roseville					19.23
19.24	Lucky - Vacaville I					19.24
19.25	Save Mart - Elk Grove					19.25
19.26	Save Mart - Fresno II					19.26
19.27	Lucky - Sand City					19.27
19.28	Lucky - Vacaville II					19.28
19.29	Lucky - Hayward					19.29
19.30	Save Mart - Kingsburg					19.30
19.31	Save Mart - Sacramento					19.31
19.32	Lucky - Santa Rosa					19.32
19.33	Save Mart - Jackson					19.33
20	TownePlace Suites - Boynton Beach			John S. Costas; Robert Guarini		20
21	Fairlane Meadows			Francis Greenburger		21
22	TownePlace Suites-VA			Ned Gillani		22
22.01	TownePlace Suites Stafford Quantico					22.01
22.02	TownePlace Suites Fredericksburg					22.02
23	Hilton Garden Inn - Ames			Ronald C. Hickman; Kenneth Golder; Matthew R. Eller		23
24	Stemmons Office Portfolio			Lee M. Elman		24
24.01	7701 Stemmons					24.01
24.02	8001 Stemmons					24.02
24.03	8101 Stemmons					24.03
25	Stonebriar Commons on Legacy			Peter F. Streit; Ernest Blank; Raymond R. Fernandez, Jr.		25
26	Residence Inn Carlsbad			Huntington Hotel Group, LP		26
27	Crossings at Hobart			Schottenstein Realty LLC		27
28	US Bank Building - Reno			Jeffrey Kirby		28
29	Old Town			Wells L. Marvin		29
30	Lormax Stern Retail Development – Roseville			Christopher G. Brochert; Daniel L. Stern		30
31	Alexander Hamilton Plaza			Michael Allen Seeve; L. Robert Lieb		31
32	Cooper Street Retail			Riccardo Riva		32
33	Uptown Row			The Estate of Ross Fefercorn; Sally M. Ferfecorn-Hyslop		33
34	Home2 Suites - San Antonio			Andrew Chang		34
35	Hampton Inn Northlake			Mehul B. Patel; Bharat M. Patel; Dineshkumar Patel		35
36	Holiday Inn Express & Suites - Charlotte-Arrowood			Kartar Singh		36
37	Hughes Airport Center			Del Mar Partnership		37
38	Boardwalk Shopping Center			Morton Forshpan; Sharon Forshpan		38
39	41725 Ford Road			Fawwaz Y. Jarbou; Nawaf Y. Jarbou; Haitham Y. Jarbou		39
40	Mini Self Storage & RV			Barbara A. Lee		40
41	Crystal Park Plaza			Hayman Properties, LLC		41
42	Clifton Park Self Storage Portfolio			Robert Moser; Robert Morgan		42
42.01	1772 Route 9					42.01
42.02	261 Ushers Road - CP					42.02
43	Hampton Inn & Suites Elyria			Ramesh B. Patel; Raj R. Chandat; Aashish B. Patel; Himanshu B. Patel		43
44	North Towne Commons			Daniel Abramson		44
45	Burt Estates MHP			James W. Soboleski		45
46	Cardiff Plaza			Richard F. Lubkin; George R. Ackerman		46
47	Candlewood Suites New Bern			Atulkumar Parmar; Harshvadan Parmar		47
48	Hampton Inn - Anderson			Ricky S. Patel (a/k/a Ramesh S. Patel)	Y - Group 1	48
49	Fairfield Inn & Suites - Greenwood			Ricky S. Patel (a/k/a Ramesh S. Patel)	Y - Group 1	49
50	Oakbridge Apartments			Lucas J. Pelton; Mark J. Pelton	Y - Group 2	50
51	Valley High & San Pedro MHC			Thomas A. McGavin, Jr.		51

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ANNEX A-1 — CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Mortgage Loan Number	Property Name	Whole Loan Cut-off Date U/W NCF Debt Yield	Mezzanine Debt Cut-off Date Balance($)	Sponsor (10)	Affiliated Sponsors	Mortgage Loan Number
52	Valley View Estates MHP			Donald C. Boatman		52
53	Ravinia Estates			David Worth; Robert Weil; Ari Golson; The Wolcott Group Inc.		53
54	Sycamore Terrace			Yale I. Paprin		54
55	Wakefield Apartments			Richard Wolfe		55
56	Stonefield Place Apartments			Lucas J. Pelton; Mark J. Pelton	Y - Group 2	56
57	Imperial Clark Center - Downey CA			Morad Shophet; Abraham Shofet		57
58	La Quinta Florence KY			Rolling Hills Hospitality		58
59	Orchards Market Center			Ronald R. Dodge; Russell A. Dodge		59
60	35 North Raymond Avenue			Joel Leebove; Doug Huberman; Patrick Chraghchia		60
61	Pin Oak Crossing			Richard R. Nelson III; John C. Duffie		61
62	Rite Aid - Allentown			Aleksander Goldin		62
63	StoreRight Ocala			Ronald Lyle Clark; Matthew Ronald Clark; Thomas Francis Anderson	Y - Group 3	63
64	Maximus Self Storage			Frank J. Ferlito II; Noralisa Ferlito		64
65	StoreRight Jacksonville			Ronald Lyle Clark; Matthew Ronald Clark; Thomas Francis Anderson	Y - Group 3	65
66	StoreRight Tampa			Ronald Lyle Clark; Matthew Ronald Clark; Thomas Francis Anderson	Y - Group 3	66
67	Allmark Plaza			Pat Calvin Price		67
68	Shoppes at Hunters Run			Laurence G. Ruben; Bernard R. Ruben Irrevocable Trust		68
69	Macon Plaza			Rafat U. Shaikh		69
70	Out O’ Space Storage North Charleston			Richard J. O’Brien		70
71	Elsea MHP Portfolio			Asa James Elsea		71
71.01	Rustic Ridge					71.01
71.02	Carousel Court					71.02
72	300 Northern Pacific Avenue			Netreit, Inc.		72
73	Mobile City MHC			Kimberly Neckers; John Victor		73
74	Park Village			William C. Allen		74
75	Chapel Ridge Shoppes			John G. Thompson; Paul M. Thrift; John G. Thompson Revocable Trust; Paul M. Thrift Revocable Trust		75
76	Streetside at Thomas Crossroads			Taib Elkettani		76

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FOOTNOTES TO ANNEX A-1

See “Annex A-3: Summaries of the Fifteen Largest Mortgage Loans” in the Preliminary Prospectus for additional information on the 15 largest mortgage loans.

(1)	“Barclays” denotes Barclays Bank PLC, “WFB” denotes Wells Fargo Bank, National Association, “RMF” denotes Rialto Mortgage Finance, LLC, “CIIICM” denotes C-III Commercial Mortgage LLC and “UBSAG” denotes UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.

(2)	For mortgage loan #3 (245 Park Avenue), the Number of Units is based on 1,723,993 contractual square feet for the mortgaged property. In accordance with current Real Estate Board of New York standards, the remeasured net rentable square feet for the mortgaged property is 1,779,515 remeasured square feet consisting of 1,720,136 remeasured square feet of office space, 57,799 remeasured square feet of retail space and 1,580 remeasured square feet of lobby retail space. The 1,779,515 remeasured square feet is the basis for future leasing at the mortgaged property.

For mortgage loan #7 (Market Street – The Woodlands), the Number of Units includes 114,970 square feet of office space.

For mortgage loan #17 (Highland Park Mixed Use), the Number of Units includes 44,999 square feet of retail space and 12,729 square feet of office space.

For mortgage loan #25 (Stonebriar Commons on Legacy), the Number of Units includes 35,985 square feet of retail space and 27,118 square feet of office space.

For mortgage loan #29 (Old Town), the Number of Units includes 34,374 square feet of office space, 31,913 square feet of retail space and 14,127 square feet of restaurant space.

For mortgage loan #51 (Valley High & San Pedro MHC), the Number of Units and U/W Revenues include 150 recreational vehicle sites. The Occupancy Rate reflects the occupancy excluding the recreational vehicle sites.

For mortgage loan #61 (Pin Oak Crossing), Number of Units includes 12,915 square feet of medical office space, representing 39.3% of net rentable square feet.

For mortgage loan #73 (Mobile City MHC), the Number of Units and U/W Revenues include 44 recreational vehicle sites (30 long-term and 14 short-term), three apartment units and one single family residence. The Occupancy Rate reflects the occupancy excluding the 14 short-term recreational vehicle sites.

(3)	For mortgage loan #1 (General Motors Building), the Grace Period Default (Days) is two business days once in any trailing twelve month period.

For mortgage loan #5 (Long Island Prime Portfolio – Melville), the Grace Period Late (Days) is five days once per calendar year for late payments, excluding the maturity date payment.

(4)	For mortgage loan #4 (Starwood Capital Group Hotel Portfolio), the Appraised Value reflects a portfolio premium attributed to the aggregate value of the Starwood Capital Group Hotel Portfolio as a whole. The sum of the Appraised Value of each of the mortgaged properties individually is $889.2 million. The Cut-off Date LTV and LTV Ratio at Maturity or ARD based on the $889.2 million mortgaged properties Appraised Value is 64.9%. In addition, the Appraised Value for the Residence Inn Grand Rapids West, Hampton Inn Morehead, Courtyard Lufkin, Waco Residence Inn, Toledo Homewood Suites, Grand Rapids Homewood Suites, Westchase Homewood Suites, Shawnee Hampton Inn and Racine Fairfield Inn mortgaged properties are “As Renovated”, which assumes that all amounts required for outstanding capital improvements at such properties is deposited into escrow on the origination date. A $5,883,991 escrow for, among other things, the outstanding capital improvements to the aforementioned nine mortgaged properties, was deposited at origination. The sum of the as is appraised values of the mortgaged properties individually is $884.7 million. The Cut-off Date LTV and LTV Ratio at Maturity or ARD based on the $884.7 million as is appraised value is 65.3%, based on the Starwood Capital Group Hotel Portfolio Whole Loan.

For mortgage loan #6 (225 & 233 Park Avenue South), the Appraised Value represents the as-is value assuming that the remaining contractual obligations of $32,435,604 have been escrowed for upfront and that the largest tenant has signed an letter of intent to expand on the 6th and 7th floors. The remaining contractual obligations have been reserved for and the largest tenant has signed a lease amendment to expand on the 6th and 7th floors. Based on the as-is value of $720,000,000, the Cut-off Date LTV Ratio for the 225 & 233 Park Avenue South Whole Loan is 32.6% and the Cut-off Date LTV Ratio for the total debt including the $195,000,000 mezzanine loan is 59.7%.

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For mortgage loan #12 (Raleigh Marriott City Center), the Appraised Value assumes the performance improvement plan, schedule to be completed, has been completed. A $12,000,000 reserve was taken at closing, representing the outstanding performance improvement plan. The appraised value assuming the performance improvement plan has not been completed is $95,000,000. The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD based on the $95,000,000 appraised value are 71.6% and 68.4%, respectively.

For mortgage loan #18 (Raley’s Towne Centre), the Appraised Value assumes environmental and capital repairs scheduled to be completed, have been completed. A $1,046,470 reserve was taken at closing, representing the outstanding environmental and capital repairs. The appraised value assuming environmental and capital repairs are not completed is $24,500,000. The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD based on the $24,500,000 appraised value are 72.0% and 65.8%, respectively.

For mortgage loan #23 (Hilton Garden Inn - Ames), the Appraised Value assumes that renovation, expected to be completed within 24 months has begun. At origination, the lender escrowed $1,756,374 for such renovations. The appraised value assuming the renovation has not been completed is $22,200,000. The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD assuming an appraised value of $22,200,000 are 65.2% and 54.5%, respectively.

For mortgage loan #36 (Holiday Inn Express & Suites – Charlotte-Arrowood), the Appraised Value assumes the anticipated completion of the currently ongoing work associated with a property improvement plan (“PIP”). At origination, the lender escrowed $1,781,346, which is the estimated remaining cost of such PIP. The appraised value assuming the PIP has not been completed is $11,000,000. The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD assuming an appraised value of $11,000,000 are 74.4% and 61.8%, respectively. The mortgaged property is currently under contract for sale. InterContinental Hotels Group has mandated that the potential new sponsor must complete the PIP within a year of taking ownership. The potential new sponsor anticipates completing the PIP between the fourth quarter of 2017 and the first quarter of 2018.

For mortgage loan #42 (Clifton Park Self Storage Portfolio), the Appraised Value reflects a portfolio level appraisal, which includes a diversity premium based on an assumption that all the mortgaged properties would be sold together as a portfolio. The Appraised Value assuming no portfolio level diversity premium is $10,250,000. The Cut-off Date LTV Ratio and LTV Ratio at Maturity or ARD assuming the $10,250,000 value are 71.2% and 62.8%, respectively.

(5)	For mortgage loan #20 (TownePlace Suites – Boynton Beach), all LTVs, DSCRs, and Debt Yields are calculated on (or on debt service based on) the applicable principal balance net of the Holdback of $1,450,000. The Holdback can be disbursed in whole, or in part, if and to the extent that (taking into account the unreleased proceeds) the following conditions are satisfied: the net cash flow debt yield is not less than 11.5% and the loan-to-value ratio is no greater than 65%. If the Holdback has not been released by June 11, 2020, the lender must apply the unreleased proceeds to pay down the mortgage loan, accompanied by the applicable prepayment premium to be paid by the borrower. Any such paydown will not result in a reamortization of the mortgage loan. Without regard to the Holdback, the Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Cut-off Date UW NOI DSCR, Cut-off Date UW NCF DSCR, Cut-off Date UW NOI Debt Yield and Cut-off Date UW NCF Debt Yield would be 72.6%, 60.0%, 1.83x, 1.66x, 12.0%, and 10.8%, respectively.

(6)	For mortgage loan #1 (General Motors Building), the mortgage loan represents $115,000,000 in pari passu notes, which in the aggregate have a combined Cut-off Date Balance of $1,470,000,000. The other Notes are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance Per Unit/SF figures presented are based on all Notes in the aggregate (the “General Motors Whole Loan”). Notes included in the trust represent non-controlling interests in the General Motors Whole Loan.

For mortgage loan #2 (Del Amo Fashion Center), the mortgage loan represents Notes A-2-3, B-2-3, A-4-3 and B-4-3 of 32 pari passu notes, which have a combined Cut-off Date Balance of $459,300,000. The other notes are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance Per Unit/SF figures presented are based on all notes in the aggregate (the “Del Amo Fashion Center Whole Loan”). Notes A-2-3, B-2-3, A-4-3 and B-4-3 represent non-controlling interests in the Del Amo Fashion Center Whole Loan.

For mortgage loan #3 (245 Park Avenue), the mortgage loan represents Note A-2-E-1 of 20 pari passu notes and five subordinate companion loans, which have a combined Cut-off Date Balance of $1,200,000,000 (the “245 Park Avenue Whole Loan”). The other pari passu and subordinate notes are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/SF figures presented are based on all pari passu notes in the aggregate. Note A-2-E-1 represents a non-controlling interest in the 245 Park Avenue Whole Loan.

For mortgage loan #4 (Starwood Capital Group Hotel Portfolio), the mortgage loan represents Note A-5 of 17 pari passu notes, which have a combined Cut-off Date Balance of $577,270,000. The other pari passu notes are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/SF figures presented are based

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on the pari passu notes in the aggregate (the “Starwood Capital Group Hotel Portfolio Loan”). Note A-5 represents a non-controlling interest in the Starwood Capital Group Hotel Portfolio Whole Loan.

For mortgage loan #5 (Long Island Prime Portfolio - Melville), the mortgage loan represents Note A-2 of two pari passu notes, which have a combined Cut-off Date Balance of $120,500,000. Note A-1 is not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/SF figures presented are based on Notes A-1 and A-2 in the aggregate (the “Long Island Prime Portfolio - Melville Whole Loan”). Note A-2 represents the non-controlling interest in the Long Island Prime Portfolio - Melville Whole Loan.

For mortgage loan #6 (225 & 233 Park Avenue South), the mortgage loan represents Note A-4 of four pari passu notes, which have a combined Cut-off Date Balance of $235,000,000. Notes A-1, A-2, and A-3 are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/SF figures presented are based on Notes A-1, A-2, A-3 and A-4 in the aggregate (the “225 & 233 Park Avenue South Whole Loan”). Note A-4 represents the non-controlling interest in the 225 & 233 Park Avenue South Whole Loan.

For mortgage loan #7 (Market Street – The Woodlands), the mortgage loan represents Note A-4 of four pari passu notes, which have a combined Cut-off Date Balance of $175,000,000. Notes A-1, A-2 and A-3 are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance Per Unit/SF figures presented are based on all Notes in the aggregate (the “Market Street – The Woodlands Whole Loan”). Note A-4 represents a non-controlling interest in the Market Street – The Woodlands Whole Loan.

For mortgage loan #8 (iStar Leased Fee Portfolio), the mortgage loan represents Note A-1-2 of five pari passu notes, which have a combined Cut-off Date Balance of $227,000,000. Notes A-1-1, A-1-3, A-2 and A-3 are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/SF figures presented are based on Notes A-1-1, A-1-2, A-1-3, A-2 and A-3 in the aggregate (the “iStar Leased Fee Portfolio Whole Loan”). Note A-1-2 represents the non-controlling interest in the iStar Leased Fee Portfolio Whole Loan.

For mortgage loan #10 (Amazon Lakeland), the mortgage loan represents Note A-1 of two pari passu notes, which have a combined Cut-off Date Balance of $63,360,000. Note A-2 is not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance Per Unit/SF figures presented are based on all Notes in the aggregate (the “Amazon Lakeland Whole Loan”). Note A-1 represents the controlling interest in the Amazon Lakeland Whole Loan.

For mortgage loan #12 (Raleigh Marriott City Center), the mortgage loan represents Note A-2 of two pari passu notes, which have a combined Cut-off Date Balance of $68,000,000. Note A-1 is not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance Per Unit/SF figures presented are based on all Notes in the aggregate (the “Raleigh Marriott City Center Whole Loan”). Note A-2 represents the non-controlling interest in the Raleigh Marriott City Center Whole Loan.

For mortgage loan #13 (2851 Junction), the mortgage loan represents Note A-2 of two pari passu notes, which have a combined Cut-off Date Balance of $58,065,000. Note A-1 is not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance Per Unit/SF figures presented are based on all Notes in the aggregate (the “2851 Junction Whole Loan”). Note A-2 represents the non-controlling interest in the 2851 Junction Whole Loan.

For mortgage loan #14 (123 William Street), the mortgage loan represents Note A-3 of three pari passu notes, which have a combined Cut-off Date Balance of $140,000,000. Notes A-1 and A-2 are not included in the trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/SF figures presented are based on Notes A-1, A-2 and A-3 in the aggregate (the “123 William Street Whole Loan”). Note A-3 represents the non-controlling interest in the 123 William Street Whole Loan.

For mortgage loan #19 (Save Mart Portfolio) the mortgage loan is evidenced by Note A-2. The whole loan is comprised of six pari passu notes and one subordinate note, which have a combined Cut-off Date Balance of $170,000,000. Notes A-1, A-3, A-4, A-5 and A-6 are not included in the trust. All LTV, DSCR, Debt Yield, and Cut-off Date Balance per unit of measure presented are based on Notes A-1, A-2, A-3, A-4, A-5, A-6 and the subordinate companion loan in the aggregate (the “Save Mart Portfolio Whole Loan”). Note A-2 represents non-controlling interests in the Save Mart Portfolio Whole Loan.

For mortgage loan #27 (Crossings at Hobart), the mortgage loan represents Note A-2-A of three pari passu notes, which have a combined Cut-off Date Balance of $57,000,000. Notes A-1 and A-2-B are not included in the Trust. All LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit figures presented are based on Notes A-1, A-2-A, and A-2-B in the aggregate (the “Crossings at Hobart Whole Loan”). Note A-1 represents a controlling interest in the Crossings at Hobart Whole Loan.

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For mortgage loan #30 (Lormax Stern Retail Development – Roseville) the mortgage loan is evidenced by Note A-2. The whole loan is comprised of two pari passu companion loans, which have a combined Cut-off Date Balance of $30,000,000. Note A-1 is not included in the trust. All LTV, DSCR, Debt Yield, and Cut-off Date Balance per Unit/SF presented are based on Notes A-1 and A-2 in the aggregate (the “Lormax Stern Retail Development – Roseville Whole Loan”). The Note A-2 represents the non-controlling interest in the Lormax Stern Retail Development – Roseville Whole Loan.

(7)	In certain cases, mortgage loans may have tenants that have executed leases, but may not be fully paying rent or occupying the related leased premises that were included in the underwriting.

For mortgage loan #1 (General Motors Building), the largest tenant (489,867 square feet), representing 24.6% of net rentable square feet, has rent abatements through June 2020. The fourth largest tenant (105,748 square feet), representing 5.3% of net rentable square feet, has rent abatements on its 21,907 square feet of expansion space through June 2019. The fifth largest tenant (105,579 square feet), representing 5.3% of net rentable square feet, has rent abatements through June 2024. A Borrower Sponsor guaranty was provided at closing for the outstanding rent abatements.

For mortgage loan #3 (245 Park Avenue), the largest tenant (562,347 contractual square feet), representing 32.6% of net rentable square feet, subleases 72,850 contractual square feet to two subtenants. The second largest tenant (225,438 contractual square feet), representing 13.1% of contractual net rentable square feet subleases 189,686 square feet to four subtenants. The Number of Units for the second largest tenant does not include the 562,347 square feet subleased to Societe Generale. The third largest tenant (220,565 contractual square feet), representing 12.8% of net rentable square feet, subleases 72,750 square feet to three subtenants. The third largest tenant also announced plans to vacate its space at the mortgaged property upon lease expiration, October 31, 2022 and executed a lease at another location with an intended move-in date in 2019. U/W Revenues include the third largest tenant.

For mortgage loan #5 (Long Island Prime Portfolio - Melville), the largest tenant at the 68 South Service Road mortgaged property (202,930 square feet), representing 26.1% of net rentable square feet of the portfolio, subleases 131,092 square feet of its space to six tenants at an average annual base rent of approximately $32.78 per square foot through March 31, 2022.

For mortgage loan #6 (225 & 233 Park Avenue South), the largest tenant (266,460 square feet), representing 39.4% of net rentable square feet, recently expanded to the 6th and 7th floors (67,011 square feet). The largest tenant is currently in the process of building their space out and such expansion space has an expected lease commencement date of July 1, 2018. All free rent amounts were deposited into escrow by the borrower on the origination date.

For mortgage loan #7 (Market Street – The Woodlands), the third largest tenant (23,495 square feet), representing 4.8% of net rentable square feet, is paying reduced rent through March 2018. A $334,419 reserve was taken at closing in connection with the free rent period.

For mortgage loan #13 (2851 Junction), the sole tenant (155,613 square foot), representing 100.0% of net rentable square feet, is subleasing 45,402 square feet to three tenants as follows: 36,771 square feet for an annual base rent of $1,259,940 ($34.26 per square foot, expiring September 18, 2029); 6,878 square feet, for an annual base rent of $161,523 ($23.48 per square foot, expiring March 18, 2020); and 1,753 square feet for zero base rent, expiring September 18, 2029.

For mortgage loan #16 (AmberGlen Corporate Center), the second largest tenant at the 2430 NW 206th mortgaged property (6,030 square feet) representing 3.0% of net rentable square feet of the portfolio has executed a lease, but is not yet in place as they are in the process of building out their space, but is expected to take occupancy in June 2017. All free rent amounts were deposited into escrow by the borrower on the origination date.

For mortgage loan #19 (Save Mart Portfolio), the sole tenant at the Dick’s Sporting Goods - Salinas mortgaged property (62,246 square feet), subleases 45,870 square feet of its space, representing 2.6% of net rentable square feet of the portfolio, for an annual base rent of $676,583 ($14.75 per square foot, expiring January 31, 2023). The sole tenant at the Dick’s Sporting Goods - Folsom mortgaged property (49,517 square feet), representing 2.9% of net rentable square feet of the portfolio, subleases its space for an annual base rent of $868,033 ($17.53 per square foot, expiring April 30, 2027).

For mortgage loan #28 (US Bank Building - Reno), the third largest tenant (12,855 square feet), representing 15.2% of net rentable square feet, has a lease commencement date of October 1, 2017 with rent commencing on November 1, 2017. A $762,387 reserve was taken at origination representing outstanding tenant improvements and free rent.

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For mortgage loan #38 (Boardwalk Shopping Center), the fifth largest tenant (3,080 square feet), representing 7.7% of net rentable square feet, is currently dark, but plans on reopening in June 2017. The fifth largest tenant was underwritten as vacant.

For mortgage loan #39 (41725 Ford Road), the third largest tenant (3,200 square feet), representing 15.3% of net rentable square feet, will begin paying rent on August 17, 2017. The tenant currently has a temporary certificate of occupancy and is expected to obtain a permanent certificate of occupancy when all inspections are passed. A $145,501 reserve was taken at origination, representing one year of base rent and recoveries for the tenant.

For mortgage loan #41 (Crystal Park Plaza), the largest tenant (12,068 square feet), representing 20.6% of the net rentable square feet has gone dark on 4,725 square feet of its total space; however, the largest tenant is still paying rent on the dark space. U/W Revenues exclude rent attributed to the dark space.

For mortgage loan #54 (Sycamore Terrace), the second largest tenant (5,989 square feet), representing 12.6% of net rentable square feet has executed a lease, but is not yet in place as they are in the process of building out their space, but is expected to take occupancy in June 2017. All free rent amounts were deposited into escrow by the borrower on the origination date.

For mortgage loan #60 (35 North Raymond Avenue), the fourth largest tenant (2,438 square feet), representing 20.9% of net rentable square feet, has executed a lease and is paying rent, but is not open for business. A $425,000 occupancy reserve was taken at closing.

For mortgage loan #72 (300 Northern Pacific Avenue), the largest tenant (7,389 square feet), representing 21.4% of net rentable square feet, has not taken occupancy of its expansion space and has free rent through September 2017. The third largest tenant (3,207 square feet), representing 9.3% of net rentable square feet, has executed a lease but has not taken occupancy of its space and has free rent through September 2017. A $51,636 reserve was taken at closing, representing the outstanding rent abatements.

(8)	The tenant early termination options discussed in this footnote are not intended to be an exclusive list. In particular, termination options based on co-tenancy clauses are generally included only for top five tenants by net rentable square feet if the option is currently or imminently exercisable.

For mortgage loan #1 (General Motors Building), the largest tenant (489,867 square feet), representing 24.6% of net rentable square feet, may terminate its lease on: i) 20,791 square feet at any time; and ii) 38,900 square feet on the 22nd floor or 39,900 square feet on the 32nd floor, on or after August 31, 2022. The fourth largest tenant (105,748 square feet), representing 5.3% of net rentable square feet, may terminate its lease if its expansion space is not delivered by February 2020.

For mortgage loan #2 (Del Amo Fashion Center), the fifth largest tenant (60,000 square feet), representing 3.4% of net rentable square feet, may terminate its lease at any time upon providing at least 270 days’ written notice.

For mortgage loan #3 (245 Park Avenue) the largest tenant (562,347 square feet), representing 32.6% of the net rentable square feet, may terminate its lease on October 31, 2022, with written notice on or before May 1, 2021. The terminable space is limited to the highest full floor or the two highest full floors, as long as both floors are contiguous, pursuant to the lease.

For mortgage loan #5 (Long Island Prime Portfolio - Melville), the largest tenant at the 58 South Service Road mortgage property (50,359 square feet), representing 6.5% of net rentable square feet of the portfolio may terminate its lease on November 30, 2020 with written notice no later than November 30, 2019 with a termination fee of all unamortized tenant improvements and leasing commissions and $890,448, delivered no later than 60 days prior to the cancellation date. The third largest tenant at the 58 South Service Road mortgage property (23,493 square feet), representing 3.0% of net rentable square feet of the portfolio may terminate its lease on March 31, 2025 with written notice no later than March 31, 2024 and payment of a termination fee of $690,666, delivered no later than 30 days following the cancellation notice. For the largest tenant at the 48 South Service Road mortgaged property, (15,603 square feet), representing 2.0% of net rentable square feet of the portfolio may terminate its lease on March 31, 2020 with written notice on or before July 1, 2019 and a termination fee of $267,644.

For mortgage loan #6 (225 & 233 Park Avenue South) the largest tenant (266,460 square feet), representing 39.4% of net rentable square feet, has the one-time right to terminate its lease effective March 31, 2024 by providing the landlord with written notice on or before September 30, 2022 and a termination payment of $25,695,872.

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For mortgage loan #7 (Market Street – The Woodlands), the third largest tenant (23,495 square feet), representing 4.8% of net rentable square feet, may terminate its lease at any time on or after March 1, 2025, upon providing six months’ written notice.

For mortgage loan #9 (Valley Creek Corporate Center) the largest tenant (90,917 square feet), representing 35.0% of net rentable square feet, has the one time right to terminate the lease on May 31, 2020 if the landlord receives written notice no later than August 31, 2019 and an initial termination fee of $750,000, plus an additional $350,000, if the fourth floor space remains unimproved as of the date of the termination notice. If the fourth floor has been improved in accordance with the lease, then the termination payment will be less any money the tenant has spent improving the fourth floor. The fifth largest tenant (11,670 square feet), representing 4.5% of net rentable square feet, has the one time right to terminate the lease on December 31, 2021, with written notice on or before March 31, 2021 and a termination fee equal to the unamortized tenant improvements and leasing costs.

For mortgage loan #16 (AmberGlen Corporate Center) the second largest tenant at the 2430 NW 206th mortgaged property (21,852 square feet) representing 11.0% of net rentable square feet of the entire portfolio, may terminate its lease on October 31, 2021, with written notice by November 1, 2020 and payment of a termination fee equal to four months base rent and unamortized tenant improvements and leasing commissions. In the event the tenant exercises its option to expand the premises pursuant to the lease, the termination date shall be extended to the last day of the month that is sixty months after the commencement of the tenant’s lease of the offered expansion space.

For mortgage loan #21 (Fairlane Meadows), the fifth largest tenant (8,942 square feet), representing 5.7% of net rentable square feet, may terminate its lease after January 31, 2020 upon providing written notice prior to August 31, 2019. The termination fee shall equal all unamortized tenant improvements.

For mortgage loan #24 (Stemmons Office Portfolio), the sole tenant at the 8101 Stemmons mortgaged property (56,813 square feet), the largest and second largest tenants at the 7701 Stemmons mortgaged property (83,470 and 75,855 square feet, respectively), and the sole tenant at the 8001 Stemmons mortgaged property (104,728 square feet), collectively representing 100.0% of the net rentable square feet of the portfolio, may each terminate its lease at any time with 120 days’ (or, in the case of the sole tenant at the 8001 Stemmons mortgaged property, 60 days’) notice.

For mortgage loan #28 (US Bank Building – Reno), the third largest tenant (12,855 square feet), representing 15.2% of net rentable square feet, has a one-time option at any time after October 1, 2023 to terminate its lease or to reduce the size of its premises by up to 50% by providing twelve months’ notice and paying an amount equal to the unamortized portion of tenant improvements and leasing commissions.

For mortgage loan #30 (Lormax Stern Retail Development – Roseville) the fifth largest tenant (19,816 square feet), representing 4.8% of net rentable square feet, may terminate its lease within 180 days following October 22, 2020, upon providing 180 days’ written notice if gross sales for the trailing 12 month period ending October 2020 do not equal or exceed $150.00 per square foot. If the tenant terminates, it must pay 50% of the unamortized amount of tenant improvement allowance.

For mortgage loan #31 (Alexander Hamilton Plaza), the largest tenant (78,807 square feet), representing 43.2% of net rentable square feet, has an annual appropriations clause allowing termination of the lease if funds are not appropriated in the state budget. The largest tenant also has the right to reduce the size of the premises by up to 7,000 square feet, in blocks of 1,000 square feet or more, at any time upon 90 days’ notice. The third largest tenant (14,710 square feet), representing 8.1% of net rentable square feet, has the right to terminate 11,635 square feet of its space in the second floor suite on June 30, 2018 or December 31, 2019, with no less than 60 days’ notice.

For mortgage loan #38 (Boardwalk Shopping Center), the fifth largest tenant (3,080 square feet), representing 7.7% of net rentable square feet, may terminate its lease at any time after June 30, 2020, upon providing notice by November 30, 2019 and payment of a termination fee equal to all unamortized free rent, tenant improvements and leasing commissions.

For mortgage loan #44 (North Towne Commons), the fifth largest tenant (8,698 square feet), representing 8.9% of the net rentable square feet, may terminate its lease if the tenant’s gross sales are less than $795,000 for any 12 consecutive months. The tenant may terminate on 30 days’ notice within 60 days after the end of any such 12 month period.

For mortgage loan #61 (Pin Oak Crossing), the second largest tenant (4,665 square feet), representing 14.2% of net rentable square feet, may terminate the lease after March 31, 2019 with written notice on or before October 2,

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2018. The termination fee shall equal to the unamortized portion of the allowance, amortized on a straight line basis over the initial term.

For mortgage loan #74 (Park Village), the largest tenant (20,000 square feet), representing 47.3% of net rentable square feet, may terminate its lease as of December 31, 2018 upon providing 180 days’ written notice and paying a termination fee equal to six months of base rent and unamortized cost of the largest tenant’s parking. The largest tenant may terminate its lease as of December 31, 2020 upon providing 180 days’ written notice and paying a termination fee equal to four months of base rent and unamortized cost of the largest tenant’s parking.

For mortgage loan #75 (Chapel Ridge Shoppes), the largest tenant (5,000 square feet), representing 44.5% of net rentable square feet, may terminate its lease at any time upon providing 30 days’ written notice and payment of a termination fee equal to $141,000.

(9)	For mortgage loan #1 (General Motors Building), the largest tenant (489,867 square feet), representing 24.6% of net rentable square feet, has multiple leases that expire as follows: 100,024 square feet, expiring August 31, 2019; and 389,843 square feet, expiring August 31, 2034. The second largest tenant (299,895 square feet), representing 15.1% of net rentable square feet, subleases 9,725 square feet ($107.00 per square foot). The fourth largest tenant (105,748 square feet), representing 5.3% of net rentable square feet, has multiple leases that expire as follows: 2,754 square feet expiring December 31, 2018; and 102,994 square feet expiring January 31, 2034.

For mortgaged loan #5 (Long Island Prime Portfolio - Melville), the third largest tenant at the 68 South Service Road mortgaged property (24,332 square feet), representing 3.1% of net rentable square feet of the portfolio, has multiple leases expiring as follows: 24,032 square feet expiring February 29, 2024; and 300 square feet, expiring September 30, 2018. The fourth largest tenant at the 68 South Service Road mortgaged property (17,771 square feet), representing 2.3% of net rentable square feet of the portfolio, has multiple leases expiring as follows: 17,291 square feet expiring June 30, 2026; and 480 square feet, expiring December 31, 2017.

For mortgage loan #7 (Market Street – The Woodlands), the fifth largest tenant (12,358 square feet), representing 2.5% of net rentable square feet, has multiple leases expiring as follows: 372 square feet expiring November 30, 2019; and 11,986 square feet, expiring March 1, 2020.

For mortgage loan #31 (Alexander Hamilton Plaza), the third largest tenant (14,710 square feet), representing 8.1% of net rentable square feet, has multiple leases which expire as follows: 11,635 square feet expire in December 2020 and 3,075 square feet are month to month.

For mortgage loan #41 (Crystal Park Plaza), the second largest tenant (10,881 square feet), representing 18.6% of net rentable square feet, has multiple leases that expire as follows: 7,509 square feet expiring on June 30, 2018 and 3,372 square feet expiring on June 30, 2019.

(10)	For mortgage loan #17 (Highland Park Mixed Use), the largest tenant (23,200 square feet), representing 40.2% of net rentable square feet, is affiliated with the Sponsor.

For mortgage loan #19 (Save Mart Portfolio), the sole tenant is an affiliate of the Sponsor.

For mortgage loan #36 (Holiday Inn Express & Suites – Charlotte-Arrowood), the mortgaged property is currently under contract for sale. If the sale were to be finalized, the buyer would assume the mortgage loan (in which case there would be a new borrower) and the proposed new sponsors, Kevin Kornegay and Stephanie Kornegay, would step in as carveout guarantors and environmental carveout indemnitors.

For mortgage loan #67 (Allmark Plaza), the largest tenant (3,167 square feet), representing 18.6% of net rentable square feet, is affiliated with the Sponsor.

(11)	For mortgage loan #2 (Del Amo Fashion Center), the second largest tenant (138,000 square feet), representing 7.8% of net rentable square feet, leases the collateral pad site and the improvements built on the pad site are owned by the tenant.

(12)	For mortgage loan #4 (Starwood Capital Group Hotel Portfolio), on each payment date commencing on the payment date occurring in July 2017, the Monthly Replacement Reserve will be equal to 1/12th of the greater of (i) 4% of the gross income from operations for the calendar month which is two months prior to the applicable payment date and (ii) the amount of the deposit required under the Franchise Agreement for the applicable individual property.

For mortgage loan #5 (Long Island Prime Portfolio - Melville), the Monthly Replacement Reserve will be equal to (x)(i) $14,871, plus (ii) the amount of any accumulated capital expenditure shortfall, minus (y) the product of (a) the square footage of each property released from the lien of the mortgage, and (b) $0.020833333

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For mortgage loan #12 (Raleigh Marriott City Center), the Monthly Replacement Reserve will be adjusted to an amount equal to the greater of the existing Monthly Replacement Reserve and 4% of operating income for the prior calendar month.

For mortgage loan #20 (TownePlace Suites – Boynton Beach), the Monthly Replacement Reserve will be 1/12 of 2.0% of gross income of the prior calendar year until the cap is reached. After the cap is reached, if drawn upon, the Monthly Replacement Reserve will be 1/12 of 4.0% of gross income of the prior calendar year for each year thereafter.

For mortgage loan #22 (TownePlace Suites – VA), the Monthly Replacement Reserve will be adjusted to 4% of gross revenue from the prior calendar month.

For mortgage loan #34 (Home2 Suites – San Antonio), the Monthly Replacement Reserve will be adjusted to an amount equal to the greater of the existing Monthly Replacement Reserve and 1/12th of 4% of underwritten revenue for the prior fiscal year.

For mortgage loan #35 (Hampton Inn Northlake), the Monthly Replacement Reserve is waived for the first 24 months of the loan term.

For mortgage loan #36 (Holiday Inn Express & Suites – Charlotte-Arrowood), the Monthly Replacement Reserve, to be adjusted each January, is equal to 1/12th of 4.0% of the actual annual gross income from the prior year.

For mortgage loan #48 (Hampton Inn - Anderson), the Monthly Replacement Reserve, to be adjusted each January, is equal to 1/12th of 4.0% of the actual annual gross income from the prior year.

For mortgage loan #49 (Fairfield Inn & Suites - Greenwood), the Monthly Replacement Reserve, to be adjusted each January, is equal to 1/12th of 4.0% of the actual annual gross income from the prior year.

For mortgage loan #58 (La Quinta Florence KY), commencing on the payment date occurring in July 2017, the Monthly Replacement Reserve will be equal to $7,163. On each subsequent payment date, the Monthly Replacement Reserve will equal 1/12th of 4% of the projected annual gross income from operations of the property as set forth in the approved annual budget. At no time will the Monthly Replacement Reserve be less than $7,163.

(13)	For mortgage loan #3 (245 Park Avenue), the borrower will be required to deposit $446,775 into the Monthly TI/LC Reserve beginning on the payment date in May 2025. The borrower is permitted to deliver a letter of credit in accordance with the mortgage loan documents in lieu of any cash reserve.

For mortgage loan #5 (Long Island Prime Portfolio - Melville), the Monthly TI/LC Reserve will be equal to (x)(i) $89,229, plus (ii) the amount of any accumulated tenant improvements and leasing commissions shortfall, minus (y) the product of (a) the square footage of each property released from the lien of the mortgage, and (b) $0.125

For mortgage loan #9 (Valley Creek Corporate Center), beginning on the payment date in July 2017 through and including the payment date in June 2021, the Monthly TI/LC Reserve will equal $54,062. On each subsequent payment date, the Monthly TI/LC Reserve will equal $32,437.13.

(14)	For mortgage loan #20 (TownePlace Suites – Boynton Beach), the Other Escrow I (Monthly) deposit is only required to be made from January through July and during November and December of each calendar year.

For mortgage loan #23 (Hilton Garden Inn - Ames), the Other Escrow II (Monthly) is equal to (i) from July through November of 2017, $11,819 on each payment date; (ii) commencing in 2018 during the months of January through November, an amount equal to the quotient by dividing the seasonality reserve aggregate shortfall amount by eleven.

For mortgage loan #35 (Hampton Inn Northlake), the Other Escrow II (Monthly) will be collected from July to November (excluding October) to cover the shortfall in the months December through February, which amount will be adjusted annually based off of the trailing 12 months’ financial statements.

For mortgage loan #36 (Holiday Inn Express & Suites – Charlotte-Arrowood), the Other Escrow II (Monthly) deposit is only required to be made from January through November of any calendar year. The Other Escrow II (Monthly) will be capped at $50,000.

For mortgage loan #43 (Hampton Inn & Suites Elyria), the Other Escrow I (Monthly) is equal to (i) for the period starting on July 6, 2017 and ending on November 6, 2017, $18,333; (ii) from and after December 6, 2017, the quotient obtained by dividing the seasonality reserve aggregate shortfall amount by nine; provided, however, the monthly seasonality deposit is always greater than or equal to $5,556.

For mortgage loan #48 (Hampton Inn - Anderson), the Other Escrow II (Monthly) will be capped at $100,000.

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